SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
Twist Bioscience Corporation

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TWIST BIOSCIENCE CORPORATION
681 Gateway Boulevard
South San Francisco, California 94080
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 5, 2025
You are cordially invited to attend an annual meeting of stockholders (the “Annual Meeting”) of Twist Bioscience Corporation (the “Company”) that will be held via live audiocast at www.virtualshareholdermeeting.com/TWST2025 on February 5, 2025 at 7:00 am Pacific Standard Time for the following purposes:
1.To elect three Class I directors of our Board of Directors to serve for the ensuing three years and until their successors are elected and qualified or until their earlier resignation or removal;
2.To approve, on a non-binding and advisory basis, a resolution approving the compensation of our Named Executive Officers, as described in the accompanying proxy statement under “Executive Compensation”;
3.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025;
4.To approve an amendment and restatement of the Company’s 2018 Equity Incentive Plan (the “EIP”) to increase the number of shares of common stock reserved for issuance of awards under the EIP by [_____] shares, eliminate the “evergreen” provision and make other amendments;
5.To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of shares of common stock of the Company authorized thereunder by an additional 100,000,000 shares;
6.To approve an amendment to the Charter to provide for officer exculpation; and
7.To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.
You can find more information about each of these items, including the nominees for directors, in the proxy statement accompanying this notice. The record date for the Annual Meeting is December 27, 2024. Only stockholders of record at the close of business on that date may vote at the meeting or any postponement or adjournment thereof. This notice of annual meeting of stockholders and accompanying proxy statement and form of proxy are first being mailed to stockholders on or about January 6, 2025.
The Board of Directors recommends that you vote in favor of each of the nominees for director (proposal 1) and in favor of proposals 2 through 6, each as named or outlined in the proxy statement accompanying this notice.
Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the internet. The proxy statement and our 2024 Annual Report to stockholders (the “2024 Annual Report”) are available at www.proxyvote.com.
You are cordially invited to attend the Annual Meeting via live audiocast. Whether or not you expect to virtually attend the Annual Meeting, please vote on the matters to be considered as promptly as possible in order to ensure your representation at the meeting. You may vote via the internet, by telephone or by returning the enclosed proxy card. Even if you have voted by proxy, you may still vote via live audiocast if you virtually attend the Annual Meeting. by going to www.virtualshareholdermeeting.com/TWST2025 and logging in using the 16-digit control number found on your proxy card or voting instruction form. Once you are admitted as a stockholder to the Annual Meeting, you may vote and ask questions by following the instructions available on the meeting website. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.
You are encouraged to log in to this website before the Annual Meeting begins. Online check-in will be available approximately 15 minutes before the meeting starts. If you encounter any difficulties accessing or participating in the Annual Meeting through the meeting website, please call the support team at the numbers listed on the website log-in screen.

By order of the Board of Directors,
Emily M. Leproust, Ph.D.
Chief Executive Officer
South San Francisco, California
January 6, 2025
* YOUR VOTE IS IMPORTANT SO PLEASE ACT TODAY! *
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF TWIST BIOSCIENCE CORPORATION TO BE HELD ON FEBRUARY 5, 2025
PROXY MATERIALS, INCLUDING OUR 2024 ANNUAL REPORT, ARE AVAILABLE AT WWW.PROXYVOTE.COM. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIA LIVE AUDIOCAST, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY BY INTERNET OR BY MAIL. FOR ADDITIONAL INSTRUCTIONS ON VOTING BY TELEPHONE OR THE INTERNET, PLEASE REFER TO YOUR PROXY CARD. TO VOTE AND SUBMIT YOUR PROXY BY MAIL, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING VIA LIVE AUDIOCAST, YOU MAY REVOKE YOUR PROXY AND VOTE VIRTUALLY. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM YOUR ACCOUNT MANAGER TO VOTE YOUR SHARES.

i

PROPOSAL 5 - APPROVAL OF AN AMENDMENT TO THE COMPANY’S THE CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES	77
Vote Required	78
PROPOSAL 6 - APPROVAL OF AN AMENDMENT TO THE CHARTER TO PROVIDE FOR OFFICER EXCULPATION	78
Vote Required	79
WHERE YOU CAN FIND MORE INFORMATION	80
FORM 10-K	80
OTHER MATTERS	80
ii

TWIST BIOSCIENCE CORPORATION
681 Gateway Boulevard
South San Francisco, California 94080
PROXY STATEMENT FOR THE
2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 7:00 AM PACIFIC STANDARD TIME ON FEBRUARY 5, 2025
The board of directors (the “Board”) of Twist Bioscience Corporation, a Delaware corporation (the “Company,” “Twist,” “we,” “us” and “our”), is soliciting your proxy to vote at the 2025 annual meeting of stockholders (the “Annual Meeting”) of the Company to be held exclusively via live audiocast at www.virtualshareholdermeeting.com/TWST2025 on February 5, 2025, at 7:00 am Pacific Standard Time, including at any adjournment(s) or postponement(s) of the Annual Meeting.
You are encouraged to log in to the website above before the Annual Meeting begins. Online check-in will be available approximately 15 minutes before the meeting starts. If you encounter any difficulties accessing or participating in the Annual Meeting through the meeting website, please call the support team at the numbers listed on the website log-in screen.
We mailed copies of the proxy materials, which include this proxy statement, a proxy card and our 2024 Annual Report, to stockholders beginning on or about January 6, 2025. You do not need to attend the Annual Meeting via live audiocast to vote your shares. Instead, you may simply vote your shares by proxy via the internet, by telephone or by completing, signing and returning the enclosed proxy card.
QUESTIONS AND ANSWERS
Why have I received these materials? The Board is soliciting proxies to vote at the Annual Meeting to be held on February 5, 2025 at 7:00 am Pacific Standard Time. You are receiving this proxy statement and proxy card from us because you owned shares of our common stock on December 27, 2024, which we refer to as the record date. As a stockholder of record as of the record date, you are invited to attend the Annual Meeting, and we request that you vote on the proposals described in this proxy statement either by proxy via the internet or by telephone, by completing, signing and returning the enclosed proxy card or by voting at the Annual Meeting.
How do I attend the Annual Meeting? The Annual Meeting will be held on February 5, 2025 at 7:00 am Pacific Standard Time exclusively via live audiocast at www.virtualshareholdermeeting.com/TWST2025. You may attend the meeting virtually by logging in using the 16-digit control number found on your proxy card or voting instruction form. Once you are admitted as a stockholder to the Annual Meeting, you may vote and ask questions by following the instructions available on the meeting website. You are encouraged to log in to this website before the Annual Meeting begins. Online check-in will be available approximately 15 minutes before the meeting starts. If you encounter any difficulties accessing or participating in the Annual Meeting through the meeting website, please call the support team at the numbers listed on the website log-in screen.
Who may vote? You are entitled to vote if our records show that you held one or more shares of the Company’s common stock at the close of business on December 27, 2024, the record date. At that time, there were [•] shares of common stock outstanding and entitled to vote, and approximately [•] holders of record. Each share entitles you to one vote at the Annual Meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner? If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, a “stockholder of record.”
You are a “beneficial owner” if at the close of business on the record date your shares were held by a broker, bank, trustee or nominee (collectively referred to as a “broker”) and not in your name. Being a beneficial owner means that your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker how to vote your shares by following the voting instructions your broker provides. If you do not provide your broker with instructions on how to vote your shares, your broker will not be able to vote your shares with respect to any of the proposals, except for routine proposals as described below.

What am I voting on? There are six matters scheduled for a vote and for which we are soliciting your proxy:
1.The election of three Class I directors to serve on our Board for the ensuing three years and until their successors are elected and qualified or until their earlier resignation or removal;
2.A non-binding and advisory resolution approving the compensation of our Named Executive Officers, as described in this proxy statement under “Executive Compensation”;
3.The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for our fiscal year ending September 30, 2025;
4.Approval of an amendment and restatement of the Company’s 2018 Equity Incentive Plan (the “EIP”) to increase the number of shares of common stock reserved for issuance of awards under the EIP by [_____] shares, eliminate the “evergreen” provision and make other amendments;
5.Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of shares of common stock of the Company authorized thereunder by an additional 100,000,000 shares; and
6.Approval of an amendment to the Charter to provide for officer exculpation.
You may either vote “FOR” all the nominees to the Board or you may “WITHHOLD” your vote for any nominee(s) you specify. You may vote “FOR” or “AGAINST” proposals 2 through 6 or abstain from voting.
The Board recommends a vote “FOR” each nominee for director (proposal 1) and “FOR” proposals 2 through 6.
How do I vote if I am a stockholder of record? If you were a holder of record of our common stock on December 27, 2024, the record date for the Annual Meeting, you may use the following methods to vote your shares at the Annual Meeting:
•By Mail. You may vote by completing, signing, dating and returning your paper proxy in the accompanying postage prepaid envelope. Please allow sufficient time for us to receive your proxy card if you decide to vote by mail.
•By Telephone. You can vote your shares via telephone by calling the phone number on the proxy card and then following the voice instructions. Have your proxy card available for the 16-digit control number needed to vote. If you vote by telephone, you do not need to mail a proxy card.
•Via the Internet. You can vote your shares via the internet by following the instructions in the enclosed proxy card. Have your proxy card available for the 16-digit control number needed to vote. The internet voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm your voting instructions have been properly recorded. If you vote via the internet, you do not need to mail a proxy card.
•Virtually at the Annual Meeting. If you virtually attend the meeting, you may vote by going to www.virtualshareholdermeeting.com/TWST2025 and logging in using the 16-digit control number found on your proxy card or voting instruction form. Once you are admitted as a stockholder to the Annual Meeting, which will be held as a live audio webcast, you may vote and ask questions by following the instructions available on the meeting website. You are encouraged to log in to this website before the Annual Meeting begins. Online check-in will be available approximately 15 minutes before the meeting starts. If you encounter any difficulties accessing or participating in the Annual Meeting through the meeting website, please call the support team at the numbers listed on the website log-in screen.
Votes submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time, on February 4, 2025 and by 11:59 p.m. Eastern Time, on February 3, 2025 for shares held in the Company’s 401(k) plan. Submitting your proxy, whether by telephone, through the internet, or by mail will not affect your right to vote in person should you decide to attend and participate in the meeting virtually.
How do I vote if I hold my shares in street name? If on the record date of December 27, 2024, your shares were held in a stock brokerage account or by a bank or other stockholder of record, you may use the following methods to vote your shares at the Annual Meeting:
•By Mail, Telephone or via the Internet. You should receive instructions from your broker explaining how to vote your shares by mail, telephone or via the internet. If you wish to vote your shares by mail, telephone or via the internet, you should follow those instructions.

•Virtually at the Annual Meeting. If you attend the meeting virtually, you will need to follow the instructions included on your broker-provided notice or proxy card.
If you do not provide voting instructions with your proxy, your broker with whom your shares are held will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters but do not have discretion to vote on non-routine matters. For example, if you do not provide voting instructions to your broker, the broker could vote your shares for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2025 (proposal 3) and an amendment to our Charter to increase the number of authorized shares of common stock we may issue (proposal 5) because those proposals are deemed to be routine matters, but the broker could not vote your shares for proposal 1, the election of the Class I directors, or proposals 2, 4 and 6, as those proposals are considered to be non-routine.
If you do not provide voting instructions to your broker and the broker has delivered a proxy card indicating that it does not have discretionary authority to vote on a particular proposal, your shares will be considered as “broker non-votes” with regard to that proposal. Broker non-votes will be counted for the purpose of determining the existence of a quorum but generally will not be considered as entitled to vote with respect to that proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote (proposals 1, 2, 3, 4 and 5). However, broker non-votes will have the effect of a vote “against” proposal 6 which requires approval by two-thirds of all outstanding shares of common stock.
How are votes counted? Votes will be counted by the inspector of election appointed by the Board for the meeting, who will separately count “FOR” and “WITHHOLD” votes and any broker non-votes for the election of directors. Broker non-votes will not count for or against any nominees.
With respect to proposals 2 through 6 below, the inspector of election will separately count “FOR,” “AGAINST” or “ABSTAIN” votes. Abstentions and broker non-votes will have no effect and will not be counted towards the vote totals for proposals 2, 3 4 and 5. For proposal 6, an “ABSTAIN” or a broker non-vote will count as a vote against those proposals.
How many votes are needed to approve each of the proposals? Provided that a quorum is present, approval of the proposals described in this proxy statement will require the following affirmative votes (among votes properly cast virtually or by proxy):
•Proposal 1 — Election of our three nominees as Class I directors. The three nominees receiving the most “FOR” votes will be elected.
•Proposal 2 — Non-binding and advisory resolution approving the compensation of our Named Executive Officers, as described in this proxy statement under “Executive Compensation.” This proposal will be approved if the holders of a majority of the total votes cast either affirmatively or negatively vote “FOR” the proposal.
•Proposal 3 — Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for our fiscal year ending September 30, 2024. This proposal will be approved if the holders of a majority of the total votes cast either affirmatively or negatively vote “FOR” the proposal.
•Proposal 4 — Approval of an amendment and restatement of the Company’s 2018 Equity Incentive Plan (the “EIP”) to increase the number of shares of common stock reserved for issuance of awards under the EIP by [_____] shares, eliminate the “evergreen” provision and make other amendments. This proposal will be approved if the holders of a majority of the total votes cast either affirmatively or negatively vote “FOR” the proposal.
•Proposal 5 — Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of shares of common stock of the Company authorized thereunder by an additional 100,000,000 shares. This proposal will be approved if the holders of a majority of the total votes cast either affirmatively or negatively vote “FOR” the proposal
•Proposal 6 — Approval of an amendment to the Charter to provide for officer exculpation. This proposal will be approved if the holders of two-thirds of shares outstanding vote “FOR” the proposal.
A summary of the voting provisions, provided a valid quorum is present or represented at the Annual Meeting, for the matters described in “What am I voting on?”, “How are votes counted?” and “How many votes are needed to approve each of the proposals?” is as follows:

Proposal No.	Vote	Board Recommendation	Routine or Non-Routine	Discretionary Voting by Broker Permitted?	Vote Required for Approval	Impact of Abstentions	Impact of Broker Non- Votes
1	Election of Director Nominees	FOR	Non-routine, thus if you hold your shares in street name, your broker may not vote your shares for you if you do not provide instructions to your broker.	No	Plurality	No impact	No impact
2	Non-binding and advisory resolution approving the compensation of our Named Executive Officers	FOR	Non-routine, thus if you hold your shares in street name, your broker may not vote your shares for you if you do not provide instructions to your broker.	No	Majority of votes cast affirmatively or negatively vote “FOR” the proposal	No impact	No impact
3	Ratification of independent registered public accounting firm	FOR	Routine, thus if you hold your shares in street name, your broker may vote your shares for you absent any other instructions from you.	Yes	Majority of votes cast affirmatively or negatively vote “FOR” the proposal	No impact	No impact
4
Amendment and restatement of the Company’s 2018 Equity Incentive Plan (the “EIP”) to increase the number of shares of common stock reserved for issuance, eliminate the “evergreen” provision and make other amendments
		FOR	Non-routine, thus if you hold your shares in street name, your broker may not vote your shares for you if you do not provide instructions to your broker	No	Majority of votes cast affirmatively or negatively vote “FOR” the proposal	No impact	No impact
5	Amendment to the Charter to increase the number of shares of common stock of the Company authorized thereunder by an additional 100,000,000 shares	FOR	Routine, thus if you hold your shares in street name, your broker may vote your shares for you absent any other instructions from you.	Yes	Majority of votes cast affirmatively or negatively vote “FOR” the proposal	No impact	No impact
6	Amendment to the Charter to provide for officer exculpation	FOR	Non-routine, thus if you hold your shares in street name, your broker may not vote your shares for you if you do not provide instructions to your broker	No	Two-thirds of outstanding shares vote “FOR” the proposal	Against the proposal	Against the proposal

How will the Company representative proxy holders vote for me? Emily M. Leproust, Ph.D., our CEO, and Dennis Cho, our Chief Legal Officer and Corporate Secretary, or anyone else that they choose as their substitutes, have been appointed by the Board as proxy holders to vote in your place as your proxies at the Annual Meeting. The proxy holders will vote your shares as you instruct them. If you sign, date and return the enclosed proxy card and do not indicate how you want your shares voted, the proxy holders will vote as our Board recommends. If there is an interruption or adjournment of the Annual Meeting before the agenda is completed, the proxy holders may still vote your shares when the meeting resumes. If a broker holds your common stock, they will ask you for instructions and instruct the proxy holders to vote the shares held by them in accordance with your instructions.
Can I change my vote after I have returned my proxy card? Yes. After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. You may change your vote by voting again by telephone or the Internet or submitting a proxy card by mail or by voting virtually at the Annual Meeting. The later submitted vote will be recorded and the earlier vote revoked. You also may revoke your proxy by sending a written notice of revocation to Twist Bioscience Corporation, 681 Gateway Boulevard, South San Francisco, California 94080, Attention: Corporate Secretary. The revocation must be received prior to the Annual Meeting. If your shares are held by your broker, you should follow the instructions provided by your broker.
What constitutes a quorum for purposes of the Annual Meeting? To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the record date, are represented virtually or by proxy. Based on the number of shares of our common stock outstanding as of the record date, [•] shares of our common stock must be represented virtually or by proxy at the Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker) or if you vote virtually at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is not a quorum at the Annual Meeting, our stockholders may adjourn the meeting.
Who pays for this solicitation? Twist will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person, virtually or by telephone. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor.
What does it mean if I receive multiple proxy cards? If you receive more than one proxy card, it means that your shares are registered in more than one name or are registered in different accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.
What happens when two stockholders share the same address? We may satisfy the Securities and Exchange Commission (“SEC”) rules regarding delivery of proxy statements by delivering a single proxy statement to an address shared by two or more of our stockholders. This delivery method is known as “householding” and can result in meaningful cost savings for us. To take advantage of this opportunity, we may deliver only one proxy statement to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write us at Twist Bioscience Corporation, 681 Gateway Boulevard, South San Francisco, California 94080, Attention: Corporate Secretary or call us at (800) 719-0671 to request delivery of a single copy of these materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement either now or in the future, please contact us.
What happens if other business not discussed in this proxy statement comes before the meeting? The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this proxy statement. If other business comes before the meeting and is proper under Delaware law, the proxy holders will use their discretion in casting all of the votes that they are entitled to cast.
How can I find out the results of the voting at the Annual Meeting? We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
When are stockholder proposals due for next year’s annual meeting of the stockholders? Our stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our bylaws and the rules established by the SEC.
Under Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), if you want us to include a proposal in the proxy materials for our 2025 annual meeting of stockholders, we must receive the proposal at our executive offices at 681 Gateway Boulevard, South San Francisco, California 94080 Attention: Corporate Secretary by September 8, 2025.
Under our bylaws, a stockholder who wishes to present a proposal, including director nominations, before an annual meeting of stockholders but does not intend for the proposal to be included in our proxy statement must provide notice of its proposal not earlier than October 8, 2025 and not later than November 7, 2025. In the event that we hold our 2026 annual meeting of stockholders more than 30 days before or after the one-year anniversary of the Annual Meeting, the deadline will instead be the later of the close of business on the 90th day prior to such annual meeting or the close of business on the 10th day following the first public disclosure of the 2026 annual meeting date. The notice and proposal should be addressed to the attention of our Chief Legal Officer at our executive offices at 681 Gateway Boulevard, South San Francisco, California 94080 Attention: Corporate Secretary, and we suggest that it be sent by certified mail, return receipt requested.
In addition, stockholders who intend to solicit proxies in support of director nominees other than those nominees nominated by the Company must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
Any proposal that you submit must comply with our bylaws and SEC rules.
Whom can I contact for further information?
If you would like additional copies, without charge, of this proxy statement and other proxy materials for the Annual Meeting or proxy materials for future stockholder meetings, please contact our Investor Relations team at corporatesecretary@twistbioscience.com. If you have any questions about the Annual Meeting, the proposals, or the procedures for voting your shares, you should contact our Chief Legal Officer, Dennis Cho, at corporatesecretary@twistbioscience.com.

PROPOSAL 1 — ELECTION OF DIRECTORS
Our Board is divided into three classes with staggered three-year terms as provided in our Charter and bylaws. The total number of authorized directors will be fixed at seven directors, effective as of the date of the Annual Meeting. The terms of our Class I directors will expire at the annual meeting of stockholders to be held in 2028.
The Company is proposing three nominees for Class I director at the Annual Meeting: Nelson Chan, Robert Ragusa and Melissa A. Starovasnik, Ph.D. Xiaoying Mai’s term will expire at the Annual Meeting and she will cease to serve as a director following the Annual Meeting. Stockholders cannot submit proxies voting for a greater number of persons than the three nominees named in this Proposal 1. Each director to be elected will hold office until the annual meeting of stockholders to be held in 2028 and until her or his successor is elected and qualified or until the director’s death, retirement, resignation or removal. Each nominee is currently a director of the Company and has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.
There are no family relationships between any of our directors, nominees or executive officers. There are also no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he or she has been or will be selected as a director and/or executive officer.
Nominees for Class I Directors

Name	Age	Class	Position
Nelson Chan	63	I	Director, Audit and Risk Committee Member and Nominating and Corporate Governance Committee Member, Lead Director for Corporate Responsibility
Robert Ragusa	65	I	Director, Audit and Risk Committee Member and Compensation Committee Member
Melissa A. Starovasnik, Ph.D.	59	I	Director and Compensation Committee Chair
Nelson C. Chan, age 63, has served on our Board since May 2019. From 2006 until 2008, Mr. Chan served as Chief Executive Officer of Magellan Navigation, Inc., a leader in the consumer, survey, GIS and OEM GPS navigation and positioning markets. From 1992 through 2006, Mr. Chan held various senior management positions at SanDisk Corporation, a leader in flash memory cards, including most recently as Executive Vice President and General Manager, Consumer Business. From 1983 to 1992, he held marketing and engineering positions at Chip and Technologies, Signetics, and Delco Electronics. Mr. Chan is Chairman of the Board of Synaptics Incorporated, a developer of custom-designed human interface solutions and a member of its Audit Committee and Nominating and Corporate Governance Committee. Mr. Chan is also a director and a member of the Audit Committee and Nominating and Corporate Governance Committee of Deckers Outdoor Corporation as well as a director and member of the Nominating and Corporate Governance Committee of GCT Semiconductor. He served as Chairman of the board of Adesto Technologies Corporation from 2010 until it was acquired in 2020 by Dialog Semiconductor PLC, and as a member of the board of Affymetrix Inc. from March 2010 to March 2016 until it was acquired by Thermo Fisher Scientific Inc. Mr. Chan was Chairman of the board of Outerwall Inc. from June 2013 to September 2016 and served on the board from June 2011 to June 2013 until it was acquired by Apollo Global Management. He was a director of Socket Mobile from 2016 until 2019, and as a director of Silicon Laboratories, Inc. from 2007 until 2010. Mr. Chan also currently serves as a member of the board of several privately-held companies. Mr. Chan holds a B.S. degree in electrical and computer engineering from the University of California at Santa Barbara and a M.B.A. from Santa Clara University.
Our Board believes that Mr. Chan’s past experience as the Chief Executive Officer of Magellan, his senior management positions with other leading companies, his experience with Corporate Responsibility initiatives, risk management and commercial operations, and his service as a director and audit committee member of multiple public and private companies provide the requisite qualifications, skills, perspectives, and experiences that qualify him to serve on our Board and as our lead Corporate Responsibility director.
Robert Ragusa, age 65, has served on our Board since November 2016. Mr. Ragusa is currently the Chief Executive Officer of GRAIL, LLC. (“GRAIL”), a healthcare company focused on early detection of multiple cancers, which was acquired by Illumina, Inc. in August 2021 and spun out as a public company in June 2024. He has been the Chief Executive Officer of GRAIL since October 2021. Mr. Ragusa served as the Chief Operating Officer of Illumina, Inc., a publicly traded corporation providing sequencing and array-based solutions for genetic and genomic analysis from December 2013 to October 2021. Prior to joining Illumina, Inc., from April 2010 to November 2013, Mr. Ragusa was Executive Vice President, Global Operations and Service at Accuray Incorporated, a radiation oncology company that develops, manufactures, sells and supports cancer treatment solutions. Mr. Ragusa holds a B.S. in Biomedical and Electrical Engineering and an M.B.A. from the University of Connecticut, and an M.S. in Biomedical and Electrical Engineering from Carnegie-Mellon University.
Our Board believes that Mr. Ragusa brings extensive experience with important ecosystem partners and managing operations of large public companies, and this, in addition to his education in biotechnology, finance and management, qualifies him to serve as one of our directors.
Melissa A. Starovasnik, Ph.D. age 59, has served on our Board since August 2021. Prior to joining our Board, Dr. Starovasnik served as Senior Scientific Advisor, Research at Genentech, Inc. (“Genentech”) from 2017 to 2021 and brings nearly three decades of experience in protein and antibody drug discovery and development. From 1993 to 2017, Dr. Starovasnik served at Genentech in roles of increasing responsibility and was an integral member of the research leadership team. As Vice President, Protein Sciences and Head of Large Molecule Drug Discovery from 2011 to 2017, she was responsible for protein and antibody therapeutics discovery, overseeing an organization of nearly 200 employees. Dr. Starovasnik holds a B.S. in Chemistry and a Ph.D. in Biochemistry from the University of Washington. She also currently serves as a Scientific Advisory Board Member for a variety of biotechnology companies, including Aarvik Therapeutics Inc., Abiologics, Adaxion, Denali Therapeutics Inc., Expansion Therapeutics, and Medium Biosciences, among other advisory roles.
Our Board believes that Dr. Starovasnik’s extensive experience in the biotechnology industry and significant leadership experience qualify her to serve as one of our directors.
Continuing Directors

Name	Age	Class(1)	Position
Keith Crandell	64	II	Director, Compensation Committee Member and Nominating and Corporate Governance Committee Member
Jan Johannessen	68	II	Director, Audit and Risk Committee Chair and Nominating and Corporate Governance Committee Member
Emily M. Leproust, Ph.D.	51	III	Chief Executive Officer and Board Chair
Robert Chess	67	III	Compensation Committee Member, Nominating and Corporate Governance Committee Chair and Lead Independent Director
__________________
(1)The terms of Class I directors will expire at the 2028 annual meeting. The terms of Class II directors will expire at the 2026 annual meeting. The terms of Class III directors will expire at the 2027 annual meeting.
Emily M. Leproust, Ph.D., age 51, has served as our Chief Executive Officer and a member of our Board since April 2013, our President from April 2013 to October 2022 and Chair of our Board since October 2018. Prior to co-founding Twist, Dr. Leproust served in various positions at Agilent, most recently as its Director, Applications and Chemistry R&D from February 2009 to April 2013. In addition, Dr. Leproust has served on GeneDx Holdings Corp.’s (formerly known as Sema4 Holdings Corp.) Board of Directors since September 2020. Dr. Leproust holds a M.Sc. in Industrial Chemistry from the Lyon School of Industrial Chemistry and a Ph.D. in Organic Chemistry from the University of Houston.
Our Board believes that Dr. Leproust is qualified to serve as a director because of her operational and historical expertise gained from serving as our President (until October 2022) and Chief Executive Officer, and her extensive professional and educational experience in the biotechnology industry.
Robert Chess, age 67, has served on our Board since July 2014, and he was appointed as lead independent director effective as of October 30, 2018. Mr. Chess is Chairman of the Board of Directors of Nektar Therapeutics, a publicly traded therapeutics company. He has served on the Board of Nektar Therapeutics as either Chief Executive Officer and/or Chairman since 1992 and has held the Chairman position since 1999. Mr. Chess is also currently a director of two private companies. Mr. Chess currently serves as a lecturer at the Stanford Graduate School of Business, a position he has held since 2004. Mr. Chess holds a B.S. in Engineering with Honors from the California Institute of Technology and an M.B.A. from Harvard University.
Our Board believes that Mr. Chess brings extensive board and executive experience managing the operations of biotechnology companies, and his service on a number of public company boards provides important industry and corporate governance experience, which qualifies him to serve as one of our directors.

Keith Crandell, age 64, has served on our Board since October 2013. Mr. Crandell is a Managing Director of ARCH Venture Management, L.P., and its predecessor, a venture capital firm focused on early-stage technology companies, since 1986. Mr. Crandell is a director of several private companies and also serves on the Board of Directors of 908 Devices Inc., a publicly traded company focused on point-of-need chemical and biomolecular analysis devices. Previously, Mr. Crandell served as a director for Quanterix Corp., a life sciences company, from 2007 to June 2023 and DA32 Life Science Tech Acquisition Corp., a special purpose acquisition company, from July 2021 to latter half of 2023. Mr. Crandell holds a B.S. in Chemistry and Mathematics from St. Lawrence University, an M.S. in Chemistry from the University of Texas, Arlington, and an M.B.A. from the University of Chicago.
Our Board believes that Mr. Crandell brings extensive experience in the technology, life sciences and biotechnology industries and that his service on a number of boards provides an important perspective on operations, finance and corporate governance matters, which qualifies him to serve as one of our directors.
Jan Johannessen, age 68, has served on our Board since October 2018. Mr. Johannessen currently serves as an advisor to iGlobe Partners, a venture capital company. Mr. Johannessen served as Chief Operating Officer and Secretary at Conexant Systems, LLC, a semiconductor company, from May 2013 to August 2017 and also served as its Chief Financial Officer from May 2013 to May 2016 and as its Chief Executive Officer from May 2016 to August 2017. Mr. Johannessen served as Chief Financial Officer and Secretary at REC Silicon ASA, a company listed on the Oslo stock exchange from August 2008 to May 2013. He served as Interim Chief Executive Officer and President at Lattice Semiconductor Corporation, a publicly traded company, from May 2008 to August 2008 and as Chief Financial Officer and Secretary at Lattice Semiconductor Corporation from December 2003 to May 2008. Mr. Johannessen holds a B.S. in Business from the University of Houston, and an M.B.A. in International Business from Arizona State University.
Our Board believes that Mr. Johannessen brings extensive executive experience in the technology industry and financial and accounting expertise, which qualifies him to serve as one of our directors.
Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)		Option Awards(2) ($)	All Other Compensation	Total ($)
Nelson C. Chan	70,000	214,981	(3)	—	—	284,981
Robert Chess	92,500	214,981	(3)	—	—	307,481
Keith Crandell	57,500	214,981	(3)	—	—	272,481
Jan Johannessen	70,000	214,981	(3)	—	—	284,981
Xiaoying Mai	55,000	214,981	(3)	—	—	269,981
Robert Ragusa	62,500	214,981	(3)	—	—	277,481
Melissa A. Starovasnik, Ph.D.	62,500	214,981	(3)	—	—	277,481
__________________
(1)The amounts reported in this column reflect the aggregate grant date fair value for financial statement reporting purposes of restricted stock units granted during the fiscal year ended September 30, 2024 as determined in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). These amounts reflect our accounting expense for these restricted stock units and do not represent the actual economic value that may be realized by each non-employee director. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to Note 13 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024.
(2)None of our non-employee directors received options during the fiscal year ended September 30, 2024. As of September 30, 2024, the aggregate number of shares of Twist common stock underlying outstanding option awards for each non-employee director was: Mr. Chan: 38,396; Mr. Chess: 58,379; Mr. Crandell: 22,858; Mr. Johannessen: 45,162; Ms. Mai: 22,858; Mr. Ragusa: 12,270; and Dr. Starovasnik: 2,739.
(3)This represents the grant date aggregate fair value of 5,815 restricted stock units (“RSUs”) granted on February 6, 2024, 100% of which vest on the earlier of (i) the one-year anniversary of the date of the grant or (ii) the date of the Company’s first annual meeting of stockholders following the date of the grant each subject to the non-employee director’s continuous service through the vesting date. As of September 30, 2024, there were 5,815 shares of Twist common stock underlying outstanding RSUs for each of our non-employee directors.
Our non-employee director compensation policy is designed to provide the appropriate amount and form of compensation to our non-employee directors. We pay our non-employee directors a cash retainer for service on the Board and an additional cash retainer for service on each committee on which the director is a member, payable quarterly in arrears. The chair of each committee receives higher retainers for such service.
The fees paid to a non-employee director for service on the Board and for service on each committee of the Board on which the director is a member is set forth below.

	Member Annual Retainer	Chair or Lead Director Annual Retainer
Board of Directors	$45,000	$75,000
Audit Committee	10,000	20,000
Compensation Committee	7,500	17,500
Nominating and Corporate Governance Committee	5,000	10,000
Corporate Responsibility	—	10,000
In addition, each non-employee director elected to our Board will, upon the date of his or her initial election or appointment to be a non-employee director, be granted an equity award value of $395,000, which will be in the form of restricted stock units. One-third of the shares subject to such initial RSU award will vest on each anniversary of the date of grant, subject to the director providing service through each vesting date. Further, at the close of business on the date of each annual stockholder meeting, each person who is currently a non-employee director will be granted additional equity awards using an aggregate cash value target of $240,000, which will be in the form of restricted stock units. 100% of the shares subject to such annual RSU grant will vest in full on the earlier of the one-year anniversary of the grant date or the next annual stockholder meeting, subject to the director providing service through the vesting date. All RSU awards to non-employee directors are made pursuant to the Company’s 2018 Equity Incentive Plan or any successor equity incentive plan. Notwithstanding the foregoing vesting schedules, if such director remains a service provider until immediately prior to the closing of a “change in control” (as defined in the applicable equity plan), the shares subject to his or her then-outstanding RSU award that was granted pursuant to the non-employee director compensation policy will become fully vested immediately prior to the closing of the change in control.
We will also continue to reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our board of director and committee meetings.

Board Diversity

Board Diversity Matrix (As of December 31, 2024)
		8 total number of directors
Total Number of Directors	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	1	—	—
Hispanic or Latino	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
Our Board adopted a Board Diversity Policy in February 2022 that can be viewed on the Investor Relations section of our website at investors.twistbioscience.com/governance/governance-highlights.
Required Vote
The three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for such nominee will instead be voted for the election of a substitute nominee proposed by our Board and the nominating and corporate governance committee.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE NAMED IN PROPOSAL 1.

CORPORATE GOVERNANCE
Board Composition
Our Board is currently comprised of eight members. Our amended and restated bylaws permit our Board to establish by resolution the authorized number of directors, and as of the date of the Annual Meeting, seven directors will be authorized, six of whom qualify as “independent” under the listing standards of the Nasdaq Stock Market. Our Board has appointed Dr. Leproust to serve as Chair of our Board, Mr. Chess to serve as our lead independent director and Mr. Chan to serve as our lead director for Corporate Responsibility.
Our Board is divided into three classes, with staggered three-year terms. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes of directors continuing for the remainder of their respective three-year terms.
Our directors are divided among the three classes as follows:
•the Class I directors are currently Messrs. Chan and Ragusa, Ms. Mai and Dr. Starovasnik and their terms will expire at the annual meeting of stockholders to be held in 2025. Ms. Mai’s term will expire at the Annual Meeting and she will cease to serve as a director following the Annual Meeting;
•the Class II directors are currently Messrs. Crandell and Johannessen, and their terms will expire at the annual meeting of stockholders to be held in 2026; and
•the Class III directors are currently Dr. Leproust and Mr. Chess, and their terms will expire at the annual meeting of stockholders to be held in 2027.
We continuously evaluate our director skill set and expertise for alignment with our strategic objectives. Our directors bring extensive expertise in areas that are important to Twist’s strategy, execution and long-term success. In addition, we strive to create and maintain a diverse board as we respect the value that diverse life experiences bring to our Board and leadership.

Director
Director Skills and Expertise	Nelson C. Chan	Robert Chess	Keith Crandell	Jan Johannessen	Emily M. Leproust, Ph.D.	Robert Ragusa	Melissa A. Starovasnik, Ph.D.
Public Company Board/CEO	√	√			√	√
Finance Expert	√	√	√	√
Global Commercial Operations	√			√	√	√
Risk Oversight	√	√	√	√	√	√	√
Strategic Planning	√	√	√	√	√	√	√
Technology Innovation	√	√	√	√	√	√	√
Talent Management	√	√	√	√	√	√	√
Executive Leadership	√	√	√	√	√	√	√
Corporate Governance and Sustainability	√	√	√		√	√
Science Research and Development	√	√	√	√	√	√	√
Board and Committee Meetings
Our Board held four meetings during the fiscal year ended September 30, 2024. The number of meetings held by each of the standing committees of our Board are provided below.

Board and Committee Meeting Attendance
Our Board has adopted a Directors Attendance Policy, which strongly encourages directors to attend each meeting of the Board and meetings of committees of the board on which they serve in person, by telephone conference or by other means. During Fiscal 2024, each member of our Board attended at least 75% of the aggregate of the meetings of the Board and the committees on which he or she served. All of the then-serving Board members attended our 2024 Annual Meeting.
Director Independence
Our Board has undertaken a review of its composition, the composition of its committees, and the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based on information provided by each director concerning his or her background, employment, and affiliations, including family relationships, our Board has determined that each of Messrs. Chan, Chess, Crandell, Johannessen and Ragusa, Ms. Mai and Dr. Starovasnik do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC, and the listing standards of the Nasdaq Stock Market. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described above in this section.
Proxy Access
In 2022, our Board amended our bylaws to permit a stockholder, or group of up to 20 stockholders, owning in the aggregate at least 3% of our outstanding common stock continuously for at least three years and who continue to own such minimum shares through the date of the Annual Meeting, to nominate and include in our proxy materials director nominees constituting up to the greater of two individuals or 20% of the board of directors, provided that the nominating holders and the nominees satisfy the requirements specified in the bylaws, including providing us with advance notice of the nomination.
Leadership Structure
Currently, Dr. Leproust serves as both CEO and Board Chair, and Mr. Chess serves as Lead Independent Director. Mr. Chess has deep experience as an executive and director, and possesses the necessary authority as Independent Lead Director to enable our Board to provide strong, independent oversight through regular executive sessions. Our nominating and corporate governance committee periodically reviews our leadership structure and provides its recommendation to the Board. The Board has determined that the unified Chair and CEO role, combined with the experienced Lead Independent Director, effectively represents stockholder interests, facilitates communication between the Board and management on critical business matters, and positions the Company well to implement its business strategy.
Communications with the Board of Directors
Stockholders and other interested parties may communicate with our Board of Directors as a whole, the Chair of the Board, Lead Independent Director or the independent directors as a group, by writing to our Board of Directors c/o Corporate Secretary, Dennis Cho, Twist Bioscience Corporation, 681 Gateway Boulevard, South San Francisco, California 94080. All mail received will be opened and communications that relate to matters that are within the scope of the responsibilities of our Board of Directors will be forwarded to the Chair of the Board, the Lead Independent Director or the independent directors as a group, as applicable. If the correspondence is addressed to our Board of Directors, the Chair of the Board will share it with the other board members if the Chair determines it is appropriate for our Board of Directors to review such correspondence.
Risk Oversight

Our Board and its committees administer their risk oversight responsibilities with support from our executive team.

Executive team. Our executive team has responsibility for the day-to-day management of the risks faced by the Company and for designing and implementing the Company’s system of internal financial and business controls. Company management supports the Board by preparing information and reports about areas of material risk to the Company, its business and its industry. Additionally, the executive team plays a key role in setting the appropriate tone for ethical behavior and risk tolerance for the Company.

Board of Directors. Our Board exercises its responsibility for the oversight of enterprise risk management both directly and through its committees. Through its oversight of the Company’s strategic goals, the Board monitors the risks associated with our business and how the executive team manages and mitigates these risks. Together with the executive team, the Board plays a key role in setting the appropriate tone for ethical behavior and risk tolerance. Board committees have oversight over specific areas of risk as described below.
•Our audit and risk committee focuses on financial, legal and compliance risks and has primary responsibility for cybersecurity and information security policies and practices. The committee periodically reviews with management any regulatory developments that could impact the Company.
•Our compensation committee has primary oversight over risks associated with our compensation plans and practices and retention of talent, and with our nominating and corporate governance committee, the Company’s succession planning. Annually, the committee reviews the Company’s compensation program risk assessment.
•Our nominating and corporate governance committee has primary risk oversight over our Board composition, leadership structure and performance, our sustainability and Corporate Responsibility efforts and, with our compensation committee, the Company’s succession planning. Annually, the committee reviews with the Board, the appropriate mix of characteristics, experience and skills for our Company.
Committees of the Board
Our Board has an audit and risk committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and responsibilities described below.
Audit and Risk Committee
Our audit and risk committee is currently comprised of Messrs. Chan, Johannessen and Ragusa and Ms. Mai, each of whom is a non-employee member of our Board, with Mr. Johannessen serving as audit and risk committee chair. Following the Annual Meeting, the audit and risk committee will be comprised of Messrs. Chan, Johannessen and Ragusa. Our Board has determined that each of the members of our audit and risk committee satisfies the requirements for independence and financial literacy under the current listing standards of the Nasdaq Stock Market and SEC rules and regulations, including Rule 10A-3. Our Board has also determined that individually, both Messrs. Chan and Johannessen are audit committee financial experts within the meaning of Item 407(d) of Regulation S-K of the Securities Act. This designation is a disclosure requirement of the SEC and does not impose upon Messrs. Chan and Johannessen any duties, obligations, or liabilities greater than that which would otherwise be imposed by virtue of their membership on the board or the audit and risk committee. In addition, this designation does not affect the duties, obligations, or liabilities of any other director or audit and risk committee member.
Our audit and risk committee is responsible for, among other things:
•selecting a qualified firm to serve as independent registered public accounting firm to audit our financial statements;
•helping to ensure the independence and performance of the independent registered public accounting firm;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
•developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•reviewing related party transactions;
•reviewing our policies on risk assessment and risk management;
•reviewing the adequacy and effectiveness of our cybersecurity and information security policies and practices, including the internal controls regarding cyber and information security;
•reviewing with management and members of the internal auditor, if any, any regulatory developments that could impact our risk identification, assessment, monitoring and risk management and mitigation;
•approving all audit and all permissible non-audit services, to be performed by the independent registered public accounting firm; and
•reviewing the audit committee report required by SEC rules to be included in our annual proxy statement.

Our audit and risk committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market, and which is available on the investor relations section of our website at www.twistbioscience.com. All audit services to be provided to us and all permissible non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm will be approved in advance by our audit and risk committee. Our audit and risk committee held five meetings in the fiscal year ended September 30, 2024. In addition to the regularly scheduled quarterly meetings, our audit and risk committee held an additional meeting to review the Company’s SOX program implementation and compliance.
Compensation Committee
Our compensation committee is currently comprised of Messrs. Chess, Crandell, Ragusa and Dr. Starovasnik, each of whom is a non-employee member of our Board, with Dr. Starovasnik serving as compensation committee chair. Each member meets the requirements for independence under the listing standards of the Nasdaq Stock Market and SEC rules and regulations. Solely for purposes of Rule 16b-3 of the Exchange Act, our Board has determined that each member of the compensation committee, except for Mr. Ragusa, is a “non-employee director,” as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. While Mr. Ragusa is not a “non-employee director” for Rule 16b-3 purposes only, he will recuse himself from approving equity grants by the Company to its directors and officers. As an independent director under the NASDAQ listing standards and applicable SEC rules and regulations, Mr. Ragusa is eligible to participate in the Company's non-employee director compensation.
Our compensation committee is responsible for, among other things:
•reviewing and approving the compensation of our chief executive officer and other executive officers;
•reviewing the compensation paid to our directors and making recommendations to our Board;
•reviewing, adopting, amending, and administering our equity incentive plans and granting awards to eligible persons and determining the terms of such awards;
•reviewing, approving, amending, and terminating any change in control, severance or termination agreement, plan or arrangement for our executive officers;
•reviewing in conjunction with the nominating and corporate governance committee, succession planning for our chief executive officer and other executive officers and evaluating potential successors; and
•assessing whether our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on us.
Our compensation committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market, and which is available on the investor relations section of our website at www.twistbioscience.com. Our compensation committee held four meetings in the fiscal year ended September 30, 2024.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Messrs. Chan, Chess, Crandell and Johannessen, each of whom is a non-employee member of our Board, with Mr. Chess serving as chair. Our Board has determined that each member of our nominating and corporate governance committee meets the requirements for independence under the listing standards of the Nasdaq Stock Market and SEC rules and regulations.
Our nominating and corporate governance committee is responsible for, among other things:
•identifying, evaluating and making recommendations to our Board regarding nominees for election to our Board, and individuals to fill any vacancies on our Board, between meetings of our stockholders at which directors are to be elected;
•identifying, evaluating and making recommendations to our Board regarding the chairmanship and membership of each of its committees;
•considering and making recommendations to our Board regarding the composition of our Board and its committees;
•assessing the effectiveness of any diversity policy our Board may determine to implement;
•reviewing in conjunction with the compensation committee, succession planning for our chief executive officer and other executive officers and evaluating potential successors;

•reviewing and assessing the adequacy of our corporate governance guidelines and recommending any proposed changes to our Board; and
•reviewing and assessing our Corporate Responsibility initiative, goals and progress.
Our nominating and corporate governance committee operates under a written charter, which satisfies the applicable listing requirements and rules of the Nasdaq Stock Market, and which is available on the investor relations section of our website at www.twistbioscience.com. Our nominating and corporate governance committee held four meetings in the fiscal year ended September 30, 2024.
Our nominating and corporate governance committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including, but not limited to, diversity of personal and professional background, perspective and experience; personal and professional integrity, ethics and values; experience in corporate management, operations or finance; experience relevant to our industry and with relevant social policy concerns; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of our operations; practical and mature business judgment; and any other relevant qualifications, attributes or skills.
Currently, our Board evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In addition to this evaluation, the Board annually participates in an assessment of the performance of the Board and each of its committees conducted by an outside law firm and reviews the results of that assessment with the nominating and corporate governance committee.
Our Board may from time to time establish other committees.
Report of the Audit and Risk Committee
The material in this Report of the Audit and Risk Committee is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Twist Bioscience Corporation under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.
The audit and risk committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended September 30, 2024 and discussed these financial statements with the Company’s management and with Ernst & Young LLP, the Company’s independent registered public accounting firm.
The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control for that purpose. The Company’s independent registered public accounting firm is responsible for conducting an independent audit of the Company’s annual financial statements in accordance with generally accepted accounting principles and issuing a report on the results of their audit. The audit and risk committee is responsible for providing independent, objective oversight of these processes.
The audit and risk committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (the “SEC”).
The audit and risk committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit and risk committee concerning independence, and has discussed with Ernst & Young LLP its independence.
Based on the review and discussions referred to above, the audit and risk committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 for filing with the SEC.
By the Audit and Risk Committee
Jan Johannessen (Chair)
Nelson C. Chan

Xiaoying Mai
Robert Ragusa
Policies and Procedures for Related Party Transactions
Our audit and risk committee charter states that our audit and risk committee is responsible for reviewing and approving in advance any related party transaction. Our Board adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions by the audit and risk committee. Pursuant to the policy, all of our directors, officers and employees are required to report to the audit and risk committee prior to entering into any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we are to be a participant, the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.
We are a party to a master supply agreement with, and are a supplier to, GeneDX Holding Corp. (“GeneDX”), to provide them with reagents, equipment and other materials. Dr. Leproust, our Chief Executive Officer (“CEO”)and Board chair, is a member of the GeneDX Board and serves on its audit, compensation and nominating and corporate governance committees. In fiscal 2024, Twist recognized $8 million in revenue from GeneDX. The terms for the master supply agreement and our commercial relationship with GeneDX reflect our standard commercial terms and are consistent with Twist’s customary commercial practices with its customers. Dr. Leproust was not involved in the negotiation of the master supply agreement and has no interest in transactions with GeneDX beyond her interest in any commercial transaction between the Company and its customer.
We are a supplier to Grail, Inc. (“GRAIL”). Mr. Ragusa, one of our directors and a member of our audit and risk and compensation committees is GRAIL’s CEO. In fiscal 2024, Twist recognized $3 million in revenue from GRAIL. The terms for these sales and Twist’s commercial relationships with GRAIL reflect Twist’s standard commercial terms and are consistent with Twist’s customer commercial practices with its customers. Mr. Ragusa has no interest in GRAIL’s transactions with Twist beyond his interest in any commercial transaction between GRAIL and one of its customers.

Stockholder Engagement
We actively engage with our stockholders as we value their insights and perspective. Through our investor relations program, we regularly meet with our stockholders through scheduled investor meetings, conferences, roadshows, tours and other active engagements. Our stockholder engagement is directed by our head of corporate affairs with oversight by our Chief Executive Officer, board chairperson and co-founder, Emily M. Leproust, Ph.D. and our Chief Financial Officer, Adam Laponis.
Additionally, over the last three years we have met with stockholders estimated to hold approximately 72% of our outstanding shares of common stock, and expanded our stockholder engagement program to include outreach to and meetings with investor stewardship and governance groups in order to discuss proxy-related proposals, overall corporate governance, corporate responsibility initiatives and other reporting initiatives. These discussions have involved our lead independent director, the Chair of the Audit and Risk Committee as well as our Chief Executive Officer and Chief Financial Officer, as appropriate. These meetings have led to governance enhancements that help us to address the most important issues for our stockholders, and we consider it key to our long-term value creation.
Our conversations with stockholders in fiscal year 2024 covered a wide range of topics including our financial performance, our business strategies, commercial execution, risk management, performance metrics, diversity and inclusion metrics and programs, corporate responsibility reporting and ratings, our competitive and market positioning and growth drivers for each area of our business.

Stockholder Feedback	How Twist Responded

Consider significant changes to remediate the material weaknesses during fiscal year 2024.
Our Form 10-K for the fiscal year ended 2024 confirmed that we remediated the material weakness disclosed in our Form 10-K for the fiscal year 2023.
During fiscal year 2024, we continued implementation of an intensive program to remediate the previously identified material weakness, which included expanding resources and expert advisors, enhancing our control activities for key systems, and providing training. In addition, we made personnel changes throughout the information and business technology organization.

Consider disclosing Scope 1, 2, 3 emissions as part of your corporate responsibility reporting.
In fiscal 2024, we began disclosing scope 1 and 2 emissions in our Corporate Responsibility Report to meet the needs of our stockholders and some key customers. In fiscal 2025, we plan to track scope 3 emissions and may also disclose based on stakeholder needs.

Consider setting long-term targets for executive performance.
In fiscal 2022, we began setting long-term targets for our executives, who are incentivized by performance-based stock units (PRSUs). 60% percent of the PRSUs vest three years after the grant, with the first 40% vesting after two years. In consultation with Meridian, our independent compensation consultant, our compensation committee determined that setting vesting for performance-based equity incentives on a timeline of three years from the date of grant is in line with peers in our industry. We continue to evaluate our compensation practices annually, in consultation with our independent compensation consultant who provides significant expertise.

Consider electing at least one director from each committee for each election cycle.	At both the 2025 and 2026 annual stockholder meetings, stockholders will be able to cast a vote regarding at least one member of each committee.

Corporate Responsibility and Sustainability
At Twist, we work in service of customers who are changing the world for the better. In fields such as health care, food/ agriculture, industrial chemicals, academic research and data storage, by using our synthetic DNA tools, our customers are developing ways to better lives and improve the sustainability of the planet. We believe that the faster our customers succeed, the better for all of us, and we believe Twist is uniquely positioned to help accelerate their efforts.
Our lead director for corporate responsibility, Nelson Chan oversees goals and progress for all corporate responsibility efforts. The nominating and corporate governance committee receives quarterly updates on key corporate responsibility activities and initiatives. We established a Corporate Responsibility Steering Committee for oversight responsibility of our company-wide corporate responsibility strategy, initiatives, and policies. The Corporate Responsibility Steering Committee includes senior department leaders from finance, human resources, supply chain, legal, operations, quality assurance, information technology, biosecurity, government affairs, facilities, and others. All activities of the Corporate Responsibility Steering Committee are overseen by our Chief Executive Officer.
Corporate Responsibility Progress in 2024
At Twist, we work in service of customers who are changing the world for the better. In fields such as health care, food/agriculture, industrial chemicals, academic research and data storage, by using our synthetic DNA tools, our customers are developing ways to better lives and improve the sustainability of the planet. We believe that the faster our customers succeed, the better for all of us, and we believe Twist is uniquely positioned to help accelerate their efforts.
Our lead director for corporate responsibility, Nelson Chan, oversees goals and progress for all corporate responsibility efforts. The nominating and corporate governance committee receives quarterly updates on key corporate responsibility activities and initiatives. We established a corporate responsibility Steering Committee for oversight responsibility of our company-wide corporate responsibility strategy, initiatives, and policies. The corporate responsibility Steering Committee includes senior department leaders from finance, human resources, supply chain, legal, operations, quality assurance, information technology, biosecurity, government affairs, facilities, and others. All activities of corporate responsibility Steering Committee are overseen by our Chief Executive Officer.
Additional information about our corporate responsibility activities is available in our Corporate Responsibility Report issued in September 2024, which, although not incorporated by reference into this proxy statement, is available at our website at https://www.twistbioscience.com/company/corporate-responsibility.

Code of Conduct
We have adopted the Twist Bioscience Corporation Code of Business Conduct and Ethics, or Code of Ethics, with which every person, including executive officers, who works for Twist and every member of our Board is expected to comply. We require each of our employees and Board members to review and confirm compliance with our Code of Ethics annually. The full text of our Code of Ethics is posted on the investor relations section of our website at www.twistbioscience.com. If any substantive amendments are made to the Code of Ethics or any waiver is granted, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding such amendment to, or waiver from, a provision of this Code of Ethics by posting such information on our website, at the address and location specified above, or as otherwise required by the Nasdaq Select Global Market.
Other Key Governance Policies
In addition to the Code of Ethics, we have also adopted our Anti-Corruption Policy, our Anti-Money Laundering Policy, our Modern Slavery Act Statement, our Supplier Code of Conduct, and our Board Diversity Policy. We require each of our employees to review and certify compliance with our Anti-Corruption Policy and Anti-Money Laundering Policy annually.
Succession Planning
Our Board, compensation committee and nominating and corporate governance committee maintain a plan of succession and development for the CEO and each member of the executive management team. Management succession is regularly discussed in meetings of our Board. In addition, our Board periodically reviews our leadership pipeline, talent strategies, and succession plans for key positions. Directors also become familiar with potential successors for key positions through various other means, including presentations and informal meetings.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10 percent of our common stock to file with the SEC reports of ownership regarding the common stock and other Twist equity securities. These persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms furnished to us and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in fiscal year 2024, other than seven Form 4s which were filed one day late, one for each of Nelson Chan, Robert Chess, Keith Crandell, Jan Johannessen, Xiaoying Mai, Robert Ragusa and Melissa A. Starovasnik, Ph.D., related to the annual equity award granted to non-employee directors in 2024.

EXECUTIVE OFFICERS
Executive Officers
Our executive officers as of December 27, 2024 and their positions and their respective ages on that date are:

Name	Age	Position
Emily M. Leproust, Ph.D.	51	Chief Executive Officer and Chair of the Board
Patrick Finn, Ph.D.	53	President and Chief Operating Officer
Adam Laponis	48	Chief Financial Officer
Dennis Cho	54	Chief Legal Officer and Corporate Secretary
Paula Green	57	Senior Vice President of Human Resources
Robert Werner	51	Chief Accounting Officer
For information regarding Dr. Leproust, please refer to “Proposal 1 — Election of Directors — Continuing Directors ,” on page 8 above.
Patrick Finn, Ph.D. has served as our President and Chief Operating Officer since October 2022. He joined our Company in February 2015 as Vice President of Sales and Marketing, was promoted to Senior Vice President of Commercial Operations in December 2018, and served as our Chief Commercial Officer from October 2019 to October 2022. Dr. Finn also serves on the Board of Directors of a private corporation. Prior to joining us, Dr. Finn was Vice President of Sales at Enzymatics Inc., a developer, manufacturer, and marketer of enzymes for molecular biology applications, sold predominantly to manufacturers in research and diagnostic markets from January 2012 to March 2015. Dr. Finn holds a B.Sc. in Chemistry from Heriot-Watt University and a Ph.D. in Chemistry from the University of Southampton.
Adam Laponis has served as our Chief Financial Officer since January 2024. Mr. Laponis previously served as the Chief Financial Officer of Eargo, Inc., a hearing aid manufacturing company, from June 2019 to January 2024. From November 2018 to March 2019, Mr. Laponis served as Vice President of Financial Planning and Analysis for Tesla, an automotive and energy company, where he previously served as Senior Director of Finance from April 2017 to November 2018. Prior to that, he served as the Vice President and Chief Financial Officer of Cardiovascular Care of Cardinal Health, a healthcare services and products company, from October 2015 to April 2017. Prior to that, he served in various financial roles at Johnson & Johnson, a healthcare company, from August 2004 to October 2015. Mr. Laponis holds a B.S. in Chemical Engineering from the University of California, Berkeley and an M.B.A. from the University of Southern California.
Dennis Cho has served as our Chief Legal Officer and Corporate Secretary since February 1, 2024, and previously served as our Senior Vice President, General Counsel, Secretary and Chief Ethics and Compliance Officer since September 2021. From January 2021 to September 2021, Mr. Cho served as Vice President and Assistant General Counsel at CytomX Therapeutics, Inc., a therapeutic antibody platform company. Prior to this, from December 2019 to January 2021, Mr. Cho served as Executive Director for Seagen Inc., a biotechnology company. From October 2010 to December 2019, Mr. Cho was Senior Corporate Counsel and Executive Director for Celgene Corporation, an integrated global pharmaceutical company. Mr. Cho holds a B.S. in Molecular Cell Biology (Genetics), and Ethnic Studies, and a J.D. from University of California, Berkeley.
Paula Green has served as our Senior Vice President of Human Resources since December 2020 and previously served as our Vice President of Human Resources from March 2016 to November 2020. Prior to joining us, Ms. Green was Vice President of Human Resources at Qiagen, N.V., a provider of sample and assay technologies for molecular diagnostics, applied testing, academic and pharmaceutical research from March 2001 to September 2015. Ms. Green holds a B.S. in Organizational Behavior from the University of San Francisco.
Robert Werner has served as our Vice President, Chief Accounting Officer since May 2023. Prior to joining us, Mr. Werner was Chief Accounting Officer at Invitae, Inc. from October 2017 to May 2023. Prior to Invitae, Mr. Werner served as Vice President of Finance and Corporate Controller at Proteus Digital Health from February 2015 to September 2017. He previously served as Corporate Controller and Principal Accounting Officer at CardioDx from March 2012 to February 2015 and as Corporate Controller at Bloom Energy from June 2008 to March 2012. From September 2003 to May 2008, he held a series of roles of increasing responsibility at Spansion, Inc. (a spinoff of Advanced Micro Devices). Mr. Werner is a Certified Public Accountant and holds a Master’s of accountancy in professional accounting and a B.S. degree in Accounting from Brigham Young University’s Marriott School of Management.

There are no immediate family relationships between or among any of our executive officers or directors.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis section (“CD&A”) is designed to provide our stockholders with an explanation of our executive compensation program, philosophy and objectives. While the principles underlying this philosophy extend to all levels of the organization, this CD&A primarily covers the compensation provided to our named executive officers (“NEOs”). For 2024, our NEOs include five current executive officers and two former executive officers named below and in the executive compensation tables of this proxy statement, as follows:
Emily M. Leproust, Ph.D., Chief Executive Officer and Chair of the Board
Adam Laponis, Chief Financial Officer1
Patrick Finn, Ph.D., President and Chief Operating Officer
Paula Green, Senior Vice President of Human Resources
Dennis Cho, Chief Legal Officer and Corporate Secretary
William Banyai, Ph.D., Senior Vice President of Advanced Development and General Manager of Data Storage2
James M. Thorburn, Former Chief Financial Officer3
__________________
(1) Mr. Laponis was appointed Chief Financial Officer, effective January 8, 2024.
(2) Although there were no changes in role and responsibilities, Mr. Banyai was no longer deemed to be an executive officer as of May 2024.
(3) Upon commencement of employment by Mr. Laponis on January 8, 2024, Mr. Thorburn ceased to serve as the Company’s Chief Financial Officer and transitioned into a Strategic Advisor employment role with the Company. On October 8, 2024, Mr. Thorburn transitioned into a consultant role with the Company.
Fiscal Year 2024 Financial and Operational Highlights
In fiscal year 2024, the Company delivered strong year-over-year growth on key business drivers, including:
•Revenue increased by 28% to a record $313 million in fiscal year 2024 from $245 million in fiscal year 2023;
•Gross profit improved to $133 million in fiscal year 2024, an increase of 48% over fiscal year 2023’s gross profit of $90 million; and
•Cash, cash equivalents and short-term investments on September 30, 2024 stood at $276 million.
Fiscal Year 2024 Executive Compensation Highlights
Continued Alignment with Performance-based Compensation Philosophy and Alignment with Stockholder Interests

In November 2023, the compensation committee approved a fiscal year 2024 executive compensation program where the majority of our executives’ target compensation opportunities was performance-based or in the form of long-term equity awards vesting over a three-year period for our performance-based equity awards and over a four-year period for our time-based equity awards. Our performance-based compensation elements relied on pre-established performance criteria in determining the amount of the payments earned by our NEOs under our fiscal year 2024 non-equity incentive plan (“Cash Bonus Plan”) and initial vesting for the performance-based restricted stock units (“PRSUs”). As a result, approximately 91% of our CEO’s target total direct compensation and approximately 83% on average of our other NEOs’ target total direct compensation was “at-risk.” The performance criteria for executive payouts in 2024 are described below. In setting and determining the 2024 performance compensation elements, our compensation committee selected performance goals focused on driving Twist’s financial, operational and strategic priorities for 2024.

In November 2023, the compensation committee approved our equity incentive program in respect of fiscal year 2024 to be comprised of PRSU awards, which become eligible to vest based on achievement of fiscal year 2025 revenue (70% weight) and ending cash balance (30% weight) metrics, and time-based RSU (“RSU”) awards. All Twist employees are stockholders and receive equity-based awards. Our equity incentive program is described in greater detail below in the section titled “Elements of Compensation — Equity Incentive Program.”
Alignment between 2024 Financial Performance and Executive Compensation
For our Cash Bonus Plan, the compensation committee set targets in November 2023 for achievement of fiscal year 2024 revenue and gross profit metrics, in each case adjusted to exclude revenues and expenses associated with our biopharma services and for gross profit, further adjusted to exclude stock compensation expense, as well as selected individual strategic goals for each NEO related to Company performance and their individual areas of responsibility. Under the fiscal year 2024 Cash Bonus Plan, the compensation committee certified achievement on the plan metrics as follows:
•Revenue of $293 million, paying out at 170% of target,
•Adjusted gross profit of $128 million, paying out at 200% of target, and
•Individual strategic goal achievement of 100% of target for all NEOs except for Dr. Banyai.
Consequently, cash bonuses for 2024 performance were earned at 151% of target for Dr. Banyai and 155.0% of target for all other NEOs. Dr. Leproust, Mr. Laponis, Dr. Finn, Ms. Green, Mr. Cho and Dr. Banyai received cash bonuses of $955,575, $280,624, $465,000, $287,525, $335,575, and $416,208, respectively. Our Cash Bonus Plan is described in greater detail below in the section entitled “Elements of Compensation — Cash Bonus Plan.”
When selecting financial performance metrics to use for the fiscal year 2024 executive compensation program, the compensation committee selected a combination of metrics that are key indicators of the Company’s financial success, significant drivers of stockholder value creation and align with our overall operating strategy and financial plan and guidance. The committee chose the three metrics listed below which were used in the fiscal year 2023 executive compensation program and, in the committee’s view, continued to be relevant in fiscal year 2024.
•Revenue – used as a performance metric for the Cash Bonus Plan and the PRSUs because it is a critical measurement of the growth of our business used by management and market analysts;
•Adjusted gross profit – used as a performance metric for the Cash Bonus Plan because it reflects management’s effectiveness in selling our products and services while operating the business in a cost-efficient manner; and
•Ending cash balance – used as a performance metric for the PRSUs because it measures management’s effectiveness in generating and preserving cash, particularly following the Company’s restructuring in the second half of fiscal year 2023, and providing the capital resources necessary to grow the business as we progress on our path to profitability.

Listening to Stockholders
As described above, we will hold a non-binding stockholder advisory vote on the fiscal year 2024 compensation of our NEOs (a Say-on-Pay vote). See “Proposal 2 - Non-Binding, Advisory Vote to Approve the Compensation of Our Named Executive Officers” for more information. Our compensation committee and Board value the opinions of our stockholders and consider the outcome of Say-on-Pay votes, as well as any feedback received throughout the year, when making compensation decisions for our executive officers.
At our 2024 annual meeting of stockholders, which took place in February 2024, we requested that stockholders cast a non-binding advisory vote on the compensation of our NEOs, also known as a “say-on-pay” vote. This proposal passed with approximately 94% of the votes cast (for or against). In evaluating our compensation practices in 2024, the compensation committee was mindful of the support our stockholders expressed for our philosophy of linking compensation to financial objectives and the enhancement of stockholder value. Twist seeks to provide near-term and long-term financial incentives that align the executive officers’ interest with those of the stockholders and focus executive officer behavior on the achievement of near-term corporate goals, as well as long-term business strategies. We believe alignment between executive compensation and stockholder interests has driven corporate performance over time.
As our compensation programs evolve in the future, we will continue to seek input from our stockholders.

Compensation Governance Highlights

What We Do:		What We Do Not Do:
✓	Tie a significant portion of our executives’ compensation to predetermined performance goals based on the key drivers for our business	Pay cash incentives if performance levels fall below pre-determined thresholds
✓	Focus our executive compensation program on performance-based, at risk compensation and equity awards which align stockholder and executive interests	Permit short-sales, hedging or pledging of our stock
✓	Require our executives to hold Company stock under our stock ownership guidelines	Enter into employment agreements that provide for fixed terms, automatic compensation increases or equity grants
✓	Deliver a majority of our executives’ compensation opportunities in the form of long-term equity awards vesting over three- and four-year periods	Provide single-trigger change in control benefits
✓	Retain an independent compensation consultant reporting to our compensation committee	Provide for excessive cash severance
✓	Maintain a compensation committee comprised of independent directors	Provide our executives with golden parachute tax gross-ups and excessive perquisites
✓	Hold an annual advisory vote on executive compensation	Maintain any executive pension plans, or any retirement programs that are not generally available to all employees
✓	Cap payouts under our plans to discourage inappropriate risk-taking by our NEOs
✓	Provide for double-trigger change in control severance provisions
✓	Maintain a compensation recovery policy that applies to both cash incentives and equity awards
Our Compensation Philosophy and Objectives

Attract and retain	Pay for performance
Offer a total compensation program that flexibly adapts to changing economic, regulatory and organizational conditions, and takes into consideration the compensation practices of peer companies based on an objective set of criteria	Provide a significant portion of compensation through variable, performance-based components that are at-risk and based on satisfaction of designated financial and non-financial objectives
Align executive interests with our stockholders	Reward actual achievement
Compensate for achievement of short-term and long-term Company financial and operating goals and refrain from providing “golden parachute” excise tax gross-ups, or accelerated equity vesting except in limited circumstances
Align the interests of our executives with our stockholders by tying a significant portion of total compensation to our overall financial and operating performance and the creation of long-term stockholder value
Balance Short-term and Long-term Incentives
Provide near-term and long-term financial incentives that align the executive officers’ interest with those of the stockholders and focus executive officer behavior on the achievement of near-term corporate goals, as well as long-term business strategies

Fiscal Year 2024 Executive Compensation
In fiscal year 2024, approximately 82% of our CEO’s target total direct compensation and approximately 73% on average of our other NEOs’ target total direct compensation was in the form of equity awards under our long-term incentive plan (with 50% of such long-term incentive plan awards in the form of PRSUs and 50% of such long-term incentive plan awards in the form of time-based RSUs, except for Mr. Laponis who received 37% of his equity awards in form of PRSUs and 63% in the form of time-based RSUs). Approximately 9% of our CEO’s target total direct compensation and 10% on average of our other NEOs’ target total direct compensation was in the form of a short-term incentive opportunity under our Cash Bonus Plan, and approximately 9% of our CEO’s target total direct compensation and 17% on average of our other NEOs’ target total direct compensation was in the form of fixed base salary. As a result, approximately 91% of our CEO’s target total direct compensation and approximately 83% on average of our other NEOs’ target total direct compensation was “at-risk.” The following graphs reflect the mix of target total direct compensation of our CEO and our other NEOs in fiscal year 2024:

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*Reflects salary rates and target Cash Bonus Plan amounts, and not amounts actually earned or paid out. Long-term PRSUs and RSUs represent the target value of these equity awards granted in fiscal year 2024.

Executive Compensation Decisions Related to Executive Team Changes
Employment Agreement with New Chief Financial Officer
Effective January 8, 2024, Adam Laponis was appointed as the Company’s Chief Financial Officer and principal financial officer. In connection with Mr. Laponis’ appointment as Chief Financial Officer, the Company entered into an employment agreement (the “CFO Employment Agreement”) with Mr. Laponis. Under the terms of the CFO Employment Agreement, Mr. Laponis is entitled to:
•an annual base salary of $450,000;
•a one-time signing bonus of $195,000, subject to repayment of the full gross amount if, prior to January 8, 2025, Mr. Laponis is terminated by the Company for Cause (as defined in the CFO Employment Agreement) or voluntarily terminates his employment with the Company without Good Reason (as defined in the CFO Employment Agreement); and
•annual cash bonus compensation with a target level equal to 55% of his annual base salary commencing with fiscal year 2024.

In addition, as a material inducement to Mr. Laponis’ acceptance of employment with the Company as well as to provide immediate alignment with stockholders and the executive team, under the CFO Employment Agreement, in January 2024 he received a new hire equity grant pursuant to the Company’s Inducement Equity Incentive Plan consisting of:
•50,000 RSUs which begin vesting on January 8, 2025 (the one-year anniversary of his start date) and have a total vesting period of four years;
•25,000 RSUs which began vesting on the first quarterly anniversary of January 8, 2024, for a total vesting period of four years;
•25,000 PRSUs, which shall vest to the extent earned against the fiscal year 2025 metrics established in connection with the Fiscal Year 2024 Equity Program (as discussed in greater detail below under “Equity Incentive Program—Fiscal Year 2024 Long-Term Equity Program”); and
•20,000 PRSUs, which shall vest to the extent earned based on achievement against the Company’s ending cash balance metric for fiscal year 2024.
All awards are subject to Mr. Laponis’ continuous services with the Company on each applicable vesting date. Mr. Laponis’ new hire grant was designed to induce him to transition from his current role and forgo any competing offers. This mix of time-based and performance-based awards provided Mr. Laponis with immediate stockholder alignment, ensuring a direct, vested interest in the Company’s success from day one. Mr. Laponis’ new hire grant aligned his interests with those of our long-term stockholders, establishing a sense of ownership and commitment to the Company’s sustained growth and performance. The vesting schedules and terms of each of the above equity awards are described below in “Equity Incentive Program.”
In addition, the CFO Employment Agreement provides for certain payments and benefits in the event of termination of Mr. Laponis’ employment under specific circumstances including, but not limited to, a change in control of the Company. The material terms and conditions of these provisions are summarized below in “—Potential Payments upon Termination or Change in Control.”
Amended Employment Agreement and Consulting Arrangement with Former Chief Financial Officer
Upon commencement of employment by Mr. Laponis on January 8, 2024, Mr. Thorburn ceased to serve as the Company’s Chief Financial Officer and transitioned into a Strategic Advisor employment role with the Company pursuant to an amendment, effective March 20, 2024, to his employment agreement dated October 21, 2018 (such agreement, as amended, the “Thorburn Employment Agreement”). The Thorburn Employment Agreement provided that Mr. Thorburn’s employment would continue to be at-will and that the agreement would expire on October 1, 2024. In addition, the Thorburn Employment Agreement provided that on October 1, 2024, there would be no entitlement to severance pay upon an involuntary termination.

After the expiration of the Thorburn Employment Agreement, on October 8, 2024, the Company and Mr. Thorburn entered into a month-to-month consulting agreement at $25,000 per month, to allow for the completion of certain projects (the “Thorburn Consulting Agreement”). The Thorburn Consulting Agreement may be terminated by either party at any time upon 30 days’ written notice, and upon such termination, Mr. Thorburn shall be paid for any portion of the services that have been performed prior to the termination and is not entitled to any other payments in connection with a termination of service.

Elements of Compensation

The table below summarizes the key components of our fiscal year 2024 compensation program for our NEOs. The compensation committee annually reviews each element of our program, individually and in the aggregate. To determine amounts and where applicable, performance goals and vesting schedules, for each element and each NEO, the compensation committee considers multiple factors, including:
•market data and compensation analyses provided by the committee’s independent compensation consultant;
•information it requests from management;
•each NEO’s scope of responsibility and performance; and
•recommendations from our CEO regarding other NEOs.

Compensation Element	Form of Compensation	Guaranteed vs. At-Risk	Performance vs. Time-based
Base Salary	Cash	Guaranteed	N/A
Cash Bonus	Cash	At-Risk	Performance-based
Long-term Equity Incentive	PRSU awards	At-Risk	Performance-based

	Time-based RSU awards	At-Risk	Time-based

Termination and Change in Control Benefits	Cash/Equity/Other	N/A	N/A
Other Benefits	Other	N/A	N/A

Base Salary

2024 Base Salary
Philosophy	Considerations
•Attract and retain. Provide fixed compensation to attract and retain key executives
•Salary reviewed and set annually
•The factors used to determine base salaries include scope of responsibilities, individual and Company performance, retention, date of last increase, equity ownership, internal equity, peer group data and the recommendations of our CEO (other than with respect to her own compensation)

The following table summarizes the annual base salaries of our NEOs in fiscal year 2024 compared to fiscal year 2023. The salary of each of Dr. Finn, Ms. Green and Mr. Cho was increased from fiscal year 2023 to fiscal year 2024 based on individual performance and market competitiveness.

Name	2023 Base Salary	2024 Base Salary	Primary Reason of Change
Emily M. Leproust, Ph.D.	$685,000	$685,000	No change
Adam Laponis(1)	$—	$450,000	N/A
Patrick Finn, Ph.D.	$470,000	$500,000	Individual and Company performance; market competitiveness
Paula Green	$350,000	$371,000	Individual and Company performance; market competitiveness
Dennis Cho	$410,000	$433,000	Individual and Company performance; market competitiveness
William Banyai, Ph.D.	$460,000	$460,000	No change
James M. Thorburn	$460,000	$460,000	No change

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(1) Mr. Laponis commenced employment with the Company on January 8, 2024, and consequently, his annual base salary of $450,000 received during fiscal year 2024 was pro-rated.
Cash Bonus Plan
Our NEOs receive annual cash bonus awards through our Cash Bonus Plan, which rewards our executive officers for the achievement of predetermined financial and strategic goals that the compensation committee and our management view as key drivers for our business.

Fiscal Year 2024 Cash Bonus Plan
Philosophy	Target Amount Considerations	Award Design Considerations	Performance Conditions
•Pay for Performance: Establish appropriate short-term performance conditions that the compensation committee believes will drive our future growth and profitability
•Reward Achievement: Reward achievement of short-term performance conditions
•Align the interests of executives with those of our stockholders: 70% of payout tied to Company performance consistent with fiscal year 2024 financial plan
•Attract and Retain Executives: Offer market competitive incentive opportunities

•Factors used to determine target amounts included: role, scope of responsibilities, individual and Company performance, current salary, equity ownership, internal equity, our peer group data and the recommendations of our CEO (other than with respect to her own compensation)

•Revenue and adjusted gross profit were chosen as the Company performance goals because the compensation committee believes they are (i) the best indicators of financial success for our Company, (ii) are significant drivers of stockholder value creation, and (iii) align with our overall operating strategy and our fiscal year 2024 financial plan and guidance
•A portion of each individual’s bonus was also earned based on achievement of key individual strategic objectives that were set for each NEO at the beginning of the first half and second half of fiscal year 2024
•NEOs earn payouts based on satisfying or exceeding rigorous threshold goals aligned with our Company financial plan and executives receive no payouts if they fail to meet the threshold goals

•Annual revenue target of $257 million (excluding revenues associated with our biopharma services)
•Adjusted gross profit target of $96 million (excluding revenues and expenses associated with our biopharma services and stock-based compensation expense)
•First half and second half strategic goals were tied to each individual’s area of focus, but payout is on an annual basis
•Opportunity to earn up to 200% of the target bonus amount for superior performance

The compensation committee continuously aims to ensure that targets are set, and adjusted as needed, to effectively incentivize the achievements of key Company operational objectives, provide pay for performance, reward achievement, and promote retention, which are crucial to the Company’s growth and success and delivering long-term value to our stockholders. In May 2023, we reduced our workforce by 25% and reset our revenue and gross profit targets internally (in consultation with our independent compensation consultant, Meridian) for the Cash Bonus Plan and revised our guidance externally, to account for the smaller workforce and potential impact on year-over-year revenue growth from the restructuring. Because of the reduction in workforce, the targets for the Cash Bonus Plan set in November 2023 (for fiscal year 2024) were lower compared to those set in December 2022 (for fiscal year 2023).

Target Awards

The compensation committee annually reviews and sets individual target cash bonus opportunities which are expressed as a percentage of each participant’s annual base salary, using the same criteria as described above for annual base salary. Following this year’s review, the compensation committee determined that the target incentive opportunities for our NEOs for fiscal year 2023 remained appropriate for fiscal year 2024. The following table summarizes the annual target incentive percentages of our NEOs currently employed by the Company in fiscal year 2024, which remained unchanged from fiscal year 2023 (other than for Mr. Laponis, who commenced employment in January 2024).

Name	2023 Target Incentive (% of Base Salary)	2024 Target Incentive (% of Base Salary)
Emily M. Leproust, Ph.D.	90%	90%
Adam Laponis	—%	55%
Patrick Finn, Ph.D.	60%	60%
Paula Green	50%	50%
Dennis Cho	50%	50%
William Banyai, Ph.D.	60%	60%

Financial Performance Measures
For fiscal year 2024, the compensation committee selected revenue and adjusted gross profit as the financial performance measures. Revenue was weighted 50% and adjusted gross profit was weighted 20% of the target award opportunity for our NEOs with the payout for each component ranging from 50% to 200% depending on achievement against such goals, resulting in performance against financial metrics constituting 70% of each NEO’s target award. The remaining 30% of awards was based on individual strategic goals, which in the case of the CEO, are tied to our strategic business priorities, and in the case of our other NEOs, are tied to each individual’s area of focus, for the first and second half of fiscal year 2024.
The actual targets and payout percentages for revenue and adjusted gross profit are set forth in the table below.

Financial Performance Goal	Weighting %	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	FY2024 Results	Payout(1)
Revenue(2)	50	$205M	$257M	$308M	$293M	170%
Adjusted Gross Profit (3)	20	$76M	$96M	$115M	$128M	200%
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(1)Payouts are linearly interpolated for performance between the threshold, target, and maximum goals.
(2)Revenue is defined under the fiscal year 2024 Cash Bonus Plan as revenue excluding revenues associated with the Company’s biopharma services.
(3)Adjusted gross profit is defined under the fiscal year 2024 Cash Bonus Plan as gross profit excluding: (i) revenues and expenses associated with the Company’s biopharma services and (ii) stock-based compensation expense.

Individual Strategic Goals
Because we believe that achieving key elements of our business strategy is important to driving sustainable growth and value creation, we based 30% of each NEO’s fiscal year 2024 target award opportunity on individual, strategic goals tied to our strategic business priorities for the first half and second half of fiscal year 2024, with the payout for each NEO for this component ranging from 0% to 200% depending on their achievement against such goals.
The individual goals are tied to our strategic business priorities for the first half and second half of fiscal year 2024 and used to determine the individual performance factor for NEOs. They consist of measurable goals for one or more of the strategic areas set forth in the table below. Early in the applicable performance period, the compensation committee established the strategic goals for Dr. Leproust and, in consultation with Dr. Leproust, the compensation committee established the goals for the other NEOs.

NEOs	FY2024 Strategic Goal Categories
CEO	•Customer acquisition and customer retention •Establish new growth vectors	•Strengthen the foundation •Exercise capital deployment discipline
Other NEOs	•Scale organizational capabilities •Reinforce platform for sustainable growth •Establish revenue streams for fiscal year 2025 and beyond •Foster a culture of excellence and engagement	•Expand new product footprint •Strengthen the organization •Ensure that labor is not a constraint to operations •Enhance compliance capabilities
The compensation committee evaluated the performance of our CEO and determined the portion of her award that was based on achieving these goals in its sole discretion. Dr. Leproust evaluated the performance level of each of the other NEO’s individual performance against the pre-determined goals following the end of the fiscal year, then submitted her recommendations with respect to each of the other NEOs. The compensation committee makes the final determination of awards. The table below summarizes the individual performance payout determined by the compensation committee for each NEO currently employed by the Company and the reasoning for such determinations.

Name	Total Individual Performance Payout	Reasoning
Emily M. Leproust, Ph.D.	100%	Enhanced cross-functional coordination among business leaders to drive alignment on key objectives, milestones, and KPIs, resulting in more efficient resource allocation and faster execution of the operating plan, enabling the business to scale more effectively and meet growing market demand. Spearheaded the implementation of advanced technologies and process improvements, leading to a reduction in operational costs and positioning the organization for sustainable growth in the next 3–5 years.
Adam Laponis	100%	Successfully implemented a SOX compliance program to address material weakness, enhance financial governance and strengthen internal controls to mitigate regulatory and operational risks, fostering greater transparency and improving stakeholder confidence. Optimized the tracking of COGS by providing deeper insights into cost drivers, which supported more strategic financial decision-making leading to improvement in margin optimization and positioned the Company for scalable, profitable growth.
Patrick Finn, Ph.D.	100%	Scaled organizational capabilities by optimizing the commercial operations leadership structure, enhancing decision-making speed and improving alignment across sales, marketing, and customer success teams. Achieved significant margin expansion through organic growth, driven by enhanced operational efficiencies and stronger customer retention. Established a comprehensive partnership roadmap for R&D, fostering strategic alliances with key technology providers and research institutions to accelerate future product launches and ensure the Company’s leadership in innovation.
Paula Green	100%	Strengthened organizational capabilities by increasing employee engagement, resulting in an improvement in employee retention and an increase in overall productivity. Fostered a culture of continuous learning and innovation by providing employees with access to training resources, leading to an increase in internal promotions and a measurable boost in cross-functional collaboration. Ensured operational scalability by aligning recruitment with key competencies that reflect company culture, effectively mitigating labor constraints and supporting a reduction in time-to-hire for critical roles.
Dennis Cho	100%	Led the cross-departmental collaboration to establish and manage a robust SOX internal controls program, enhancing financial governance and mitigating regulatory risks positioning the Company for smoother audits and increasing investor confidence in our financial practices. Streamlined commercial contracting processes and workflows by developing standardized playbooks, reducing deal closure time and enabling faster scalability in new markets. Enhanced legal support for out-licensing transactions, driving the successful completion of high-value deals and creating new revenue streams through strategic partnerships.
William Banyai, Ph.D.	86%	Advanced developments in data storage chip design and enzymatic synthesis on CMOS chip. Advancement proceeded at a slower pace due to constrained investment in DNA data storage program.
Total Cash Bonus Payout
After considering the executive team’s actual achievement of performance measures, our compensation committee objectively determined that incentive plan bonuses for 2024 performance were earned at 155% of target for each of Dr.

Leproust, Mr. Laponis, Dr. Finn, Ms. Green and Mr. Cho and 151% of target for Dr. Banyai. The cash bonuses for each NEO currently employed by the Company are summarized in the table below. Mr. Thorburn’s employment with the Company ended in October 2024 and he did not receive a cash bonus for fiscal year 2024.

Name	2024 Target Plan Incentive (% of Base Salary)	2024 Target Plan Incentive ($)	Total Achievement (% of Target)	Incentive Plan Bonus Payout
Emily M. Leproust, Ph.D.	90%	$616,500	155%	$955,575
Adam Laponis (1)	55%	$247,500	155%	$280,624
Patrick Finn, Ph.D.	60%	$300,000	155%	$465,000
Paula Green	50%	$185,500	155%	$287,525
Dennis Cho	50%	$216,500	155%	$335,575
William Banyai, Ph.D.	60%	$276,000	151%	$416,208
__________________
(1) Mr. Laponis commenced employment with the Company on January 8, 2024, and consequently, his cash bonus received during fiscal year 2024 was pro-rated.
Equity Incentive Program
We provide the majority of the target total direct compensation of our executive officers, including our NEOs, through equity awards (82% for our CEO and 73% for our other NEOs). Our compensation committee believes equity awards serve as an effective vehicle for long-term compensation and reinforce the alignment of our executives’ interests with those of our stockholders. By having a significant percentage of our executive officers’ target total direct compensation payable in the form of equity that vests over a number of years and, as a result, is subject to higher risk and long-term vesting requirements than apply to cash compensation, our executive officers are motivated to remain employed with Twist and take actions that will benefit Twist and its stockholders over the long term.
Fiscal Year 2024 Long-Term Equity Program
In November 2023, after carefully considering the performance of the Company and the executive team, the compensation committee granted a portion of each NEO’s target value in PRSUs and a portion of each NEO’s target value in time-based RSUs in connection with the fiscal year 2024 annual equity grant cycle (the “Fiscal Year 2024 Equity Program”). The approach of granting both time and long-term performance-based equity awards to our executives, which we first instituted with respect to our fiscal year 2022 annual equity grant cycle, reflects the compensation committee’s philosophy of pay-for-performance and continues to be a regular part of our executive compensation program.
The material features of our Fiscal Year 2024 Equity Program are summarized in the table below.

Fiscal Year 2024 Long-Term Equity Program
Philosophy
PRSU awards
•Pay for Performance: Establish appropriate long-term performance conditions that the compensation committee believes will drive our long-term future growth and profitability
•Reward Achievement: Provide meaningful and appropriate short-term and long-term incentives for achieving Company annual financial goals that the compensation committee believes are important for our short- and long-term success
•Attract and Retain Executives: Promote retention of our executives through requiring service through the performance and three-year vesting periods and date that the compensation committee certifies the performance results

Time-based RSU awards	•Attract and Retain Executives: Promote retention of our executives through four-year service vesting period •Align Interests with Stockholders: The value of RSU awards is correlated to our stock price

Fiscal Year 2024 PRSU Awards
Grant Amount Considerations	Vesting Provisions
•Factors used to determine the size of grants included: (i) the responsibilities, past performance, and anticipated future contributions of the NEO; (ii) the competitiveness of NEO’s overall compensation package with reference to peer group practices; (iii) the NEO’s existing equity holdings; (iv) the extent to which these holdings are vested; and (v) the recommendations of our CEO (other than with respect to her own compensation)

•PRSUs granted in November 2023 for our NEOs other than Mr. Laponis, and in January 2024 for Mr. Laponis, become eligible to vest based on achievement of fiscal year 2025 revenue (70% weight) and ending cash balance (30% weight) goals, subject to the NEO’s continuous service through the date that the compensation committee certifies the performance results.
•After determination of the number of vesting eligible PRSUs based on performance results, 40% of the vesting eligible PRSUs vest on October 1, 2025 (approximately two years after grant) and 60% of the vesting eligible PRSUs vest on October 1, 2026 (approximately three years after grant), subject to the NEO’s continuous service through the vesting date.

Fiscal Year 2024 Time-Based RSU Awards
Grant Amount Considerations	Vesting Provisions
•Same factors used to determine size of Fiscal Year 2024 PRSUs •Ensure sufficient equity awards available to meet equity incentive needs for non-executive employees
•Awards granted in November 2023 for all of our NEOs other than for Mr. Laponis, vest over four years, with 1/16th vesting on each quarterly anniversary of November 2, 2023, subject to the NEO’s continuous service on each applicable vesting date
•Mr. Laponis’ has two RSU awards granted in January 2024 and subject to his continuous service on each applicable vesting date.
◦50,000 RSUs of which 25% vest on January 8, 2025 and the remainder vesting quarterly
◦25,000 RSUs vest over four years, with 1/16th vesting on each quarterly anniversary of January 8, 2024

Fiscal Year 2024 Equity Awards
Time-Based RSUs
For fiscal year 2024, our NEOs received time-based RSUs. All of our NEOs other than Mr. Laponis received their RSU awards in November 2023. Mr. Laponis received an award of 25,000 RSUs on the same terms, on his employment start date in January 2024. For these RSU awards, 1/16th of the total number of time-based RSUs vest on each quarterly anniversary of the grant date (January 8, 2024 for Mr. Laponis and November 2, 2023 for our other NEOs), for a total vesting period of four years, subject to the NEO’s continuous service through each vesting date.
In January 2024, Mr. Laponis received a second time-based RSU award of 50,000 RSUs, of which 25% vest on January 8, 2025 (the one-year anniversary of his start date) and 1/16th vest on each subsequent quarterly anniversary for a total vesting period of four years, subject to his continuous service through each vesting date.

PRSUs
For fiscal year 2024, each of our NEOs also received PRSUs. Our NEOs other than Mr. Laponis received their PRSU grants in November 2023, and Mr. Laponis received a PRSU grant of 25,000 PRSUs on his employment start date. These PRSUs become eligible to vest based on achievement of fiscal year 2025 revenue and ending cash balance goals, in each case determined based on a good faith application of GAAP consistent with past practices and excluding the impact of acquisitions (and, in the case of revenue, excluding revenues associated with the Company’s biopharma services). 70% of the PRSUs will become eligible to vest based on the achievement of the fiscal year 2025 revenue goals and 30% of the PRSUs will become eligible to vest based on the achievement of the ending cash balance goals. The final vesting percentage for each performance metric may ranges from 50% to 100% of the vesting eligible PRSUs, and is determined by linear interpolation for performance between the fiscal year 2025 revenue and fiscal year 2025 ending cash balance goals, as applicable. A threshold level of performance must be achieved to vest in the minimum number of PRSU shares and the NEO must be employed through the date that the compensation committee certifies the performance results.

Financial Performance Goal	Threshold (50% Eligible to Vest)	Target (100% Eligible to Vest)	Maximum (100% Eligible to Vest)
Revenue	$252M	$316M	$316M
Ending Cash Balance	$125M	$150M	$150M

As soon as practical after October 1, 2025, the compensation committee will certify the performance results based on achievement against specified performance metrics to determine the number of shares subject to the PRSUs that will be eligible to vest. Once the compensation committee certifies the number of PRSUs that become eligible to vest based on achievement of fiscal year 2025 revenue and ending cash balance goals, 40% of such vesting eligible PRSUs will vest on October 1, 2025 (approximately two years after grant) and 60% of such vesting eligible PRSUs will vest on October 1, 2026 (approximately three years after grant), subject to the NEO’s continuous service through the vesting date.
On his employment start date, Mr. Laponis received a second PRSU grant of 20,000 PRSUs pursuant to his CFO Employment Agreement. These PRSUs become eligible to vest based on achievement of fiscal year 2024 ending cash balance goals. The other vesting terms for this award are the same as the terms for the H2 fiscal year 2023 award described below.
The target value of each NEO’s PRSU and RSU award and the total number of PRSU and RSU awards that such NEO received in connection with fiscal year 2024, which were granted in November 2023 (or, in the case of Mr. Laponis, in January 2024), are set forth in the table below.

Name	Target Value of PRSU and RSU Award at Grant(1)	Number of PRSU Awards Granted	Number of RSU Awards Granted
Emily M. Leproust, Ph.D.	$5,849,949	168,976	168,976
Adam Laponis(2)	$4,197,600	45,000	75,000
Patrick Finn, Ph.D.	$2,762,157	79,785	79,785
Paula Green	$1,229,460	35,513	35,513
Dennis Cho	$1,021,913	29,518	29,518
William Banyai, Ph.D.	$1,435,172	41,455	41,455
James M. Thorburn	$487,484	14,081	14,081
__________________
(1) The target value at grant of the award is based on the per share price of $17.31, which was the closing stock price of the Company’s stock on November 2, 2023, the grant date. In the case of Mr. Laponis, the target value at grant of the awards is based on the per share price of $34.98, which was the closing stock price of the Company’s common stock on January 8, 2024, the grant date.
(2) For Mr. Laponis, the number of RSU awards granted is comprised of (i) an award of 25,000 RSUs, and (ii) an award of 50,000 RSUs, in each case subject to time-based vesting as described in “Fiscal Year 2024 Equity Awards—Time-Based RSUs.” The number of PRSU awards granted to Mr. Laponis is comprised of (i) an award of 25,000 PRSUs subject to vesting based on fiscal year 2025 revenue and ending cash balance goals, as described in “Fiscal Year 2024 Equity Awards—PRSUs,” and (ii) an award of 20,000 PRSUs subject to vesting based on fiscal year 2024 ending cash balance goals, as described in “Results of Fiscal Year 2023 Long-Term PRSUs— H2 Fiscal Year 2023 Award.”

Results of Fiscal Year 2023 Long-Term PRSUs

H1 Fiscal Year 2023 Award

In December 2022, our NEOs (other than Mr. Laponis, who commenced employment in January 2024) received long-term PRSUs that become eligible to vest based on achievement of fiscal year 2024 revenue and adjusted gross profit goals, in each case determined based on the established non-GAAP definition of performance consistent with past practices and excluding the impact of acquisitions (except for the impact of the Abveris acquisition) and excluding government programs, which was zero in fiscal year 2024. Once the compensation committee certifies achievement of the applicable performance goals to determine the number of PRSUs eligible for vesting, 40% of such vesting eligible PRSUs vest on October 1, 2024 (approximately two years after grant) and 60% of such vesting eligible PRSUs will vest on October 1, 2025 (approximately three years after grant), subject to the NEO’s continuous service through the vesting date.
Determination of the vesting eligible PRSUs was based on achievement against two metrics: (1) 80% of the vesting eligible shares subject to the PRSUs was determined based on achievement against certain revenue goals and (2) 20% of the vesting eligible shares subject to the PRSUs was determined based on achievement against certain adjusted gross profit goals, in each case, as set forth in the table below. The eligible vesting percentage with respect to fiscal year 2024 revenue and adjusted gross profit, as applicable, ranged from 50% to 150%.

Financial Performance Goal	Threshold (50% Eligible to Vest)	Target (100% Eligible to Vest)	Maximum (150% Eligible to Vest)
Revenue	$301M	$314M	$343M
Adjusted Gross Profit	$139M	$148M	$160M
In November 2024, the compensation committee certified that the Company had achieved revenue of $313 million and adjusted gross profit of $128 million for fiscal year 2024, resulting in achievement of the fiscal year 2024 revenue goal at 96% and 0% achievement of the adjusted gross profit performance goal. As a result, the compensation committee certified that the PRSUs would become eligible to vest at 77% of the target number of PRSUs. The table below sets forth the target number and target grant value of PRSUs granted to each NEO and the number of PRSUs that became vesting eligible upon the compensation committee’s certification.

Name	Target Value at Grant(1)	Number of PRSU Awards Granted		Number of Vesting Eligible PRSU Awards
Emily M. Leproust, Ph.D.	$1,421,643	59,758		45,953
Adam Laponis (2)	$—	—		—
Patrick Finn, Ph.D. (3)	$1,790,508	66,110	(3)	50,838
Paula Green	$231,572	9,734		7,485
Dennis Cho	$242,896	10,210		7,851
William Banyai, Ph.D.	$466,784	19,621		15,089
James M. Thorburn	$393,106	16,524		12,707
__________________
(1)The target value at grant of the PRSU awards is based on the per share price of $23.79, which was the closing stock price of the Company’s common stock on December 19, 2022, the grant date.
(2)Mr. Laponis commenced employment in January 2024 and therefore had not received a grant prior to his start date.
(3)Dr. Finn’s PRSUs grant includes 30,626 PRSUs granted to him in February 2023, which are subject to the same achievement and vesting terms as summarized above in “—H1 Fiscal Year 2023 Award.”
H2 Fiscal Year 2023 Award
Our NEOs received in September 2023 (and for Mr. Laponis, in January 2024), PRSUs that become eligible to vest based on achievement of a fiscal year 2024 ending cash balance goal. Once the compensation committee certifies achievement of fiscal year 2024 ending cash balance and determines the number of PRSUs eligible for vesting, 40% of such vesting eligible PRSUs vest on October 1, 2024 (approximately two years following the beginning of fiscal year 2023) and 60% of such vesting eligible PRSUs will vest on October 1, 2025 (approximately three years following the beginning of fiscal year 2023), subject to the NEO’s continuous service through the vesting date.
Determination of the vesting eligible PRSUs was based on achievement against an ending cash balance goal, as set forth in the table below. The vesting eligible percentage with respect to fiscal year 2024 ending cash balance ranged from 50% to 100%.

Financial Performance Goal	Threshold (50% Eligible to Vest)	Target (100% Eligible to Vest)	Maximum (100% Eligible to Vest)
Ending Cash Balance	$220M	$225M	$225M

In November 2024, the compensation committee certified that the Company had achieved an ending cash balance of $277 million, resulting in achievement at 100%. As a result, the compensation committee certified that the PRSUs would become eligible to vest at 100% of the target number of PRSUs. The table below sets forth the target number and target grant value of PRSUs granted to each NEO and the number of PRSUs that became vesting eligible upon the compensation committee’s certification.

Name	Target Value at Grant(1)(2)	Number of PRSU Awards Granted	Number of Vesting Eligible PRSU Awards
Emily M. Leproust, Ph.D.	$1,894,433	80,855	80,855
Adam Laponis	$699,600	20,000	20,000
Patrick Finn, Ph.D.	$702,900	30,000	30,000
Paula Green	$702,900	30,000	30,000
Dennis Cho	$281,160	12,000	12,000
William Banyai, Ph.D.	$585,750	25,000	25,000
James M. Thorburn	$234,300	10,000	10,000
__________________
(1)The target value at grant of the PRSU awards for each NEO other than Mr. Laponis is based on the per share price of $23.43, which was the closing stock price of the Company’s common stock on September 5, 2023, the grant date.
(2)The target value at grant of the PRSU award for Mr. Laponis is based on the per share price $34.98, which was the closing stock price of the Company’s common stock on January 8, 2024, the grant date.

Severance and Change in Control Benefits
The following table provides information regarding the severance benefits that are provided for in the employment agreements that we have with our NEOs. For additional information regarding the severance and change in control arrangements of our NEOs, please refer to the section below titled “Potential Payments upon Termination or Change in Control.”

Termination and Change in Control Protections
Philosophy	Considerations	Terms
•Attract and Retain Executives:
•Intended to ease an NEO’s transition due to an unexpected employment termination, or retirement
•Retain and encourage our NEOs to remain focused on our business and the interests of our stockholders when considering strategic alternatives
•Align Interests with Stockholders: Mitigate any potential employer liability and avoid future disputes or litigation

•The employment of our NEOs is “at will,” meaning we can terminate them at any time, and they can terminate their employment with us at any time
•Arrangements should be designed to: (i) provide reasonable compensation to executive officers who leave our Company under certain circumstances to facilitate their transition to new employment and (ii) require a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits
•“Double-trigger” provisions preserve morale and productivity, and encourage executive retention in the event of a change in control
•These provisions are considered a typical component of a competitive executive compensation program for executives among our fiscal year 2024 peer group

Agreements with NEOs Currently Employed:
•Provide for certain cash payments, and/or the vesting of certain equity awards and COBRA benefits, in the event there is a separation of employment under various circumstances, subject to the execution of a release of claims
•Provide for accelerated vesting of equity awards upon a change in control if the recipient is terminated by the acquiring entity in connection with the change in control under specified circumstances, subject to the execution of a release of claims

Other Executive Benefits
In fiscal year 2024, we did not otherwise provide perquisites to our NEOs that are generally unavailable to other employees except a housing benefit more fully described below. During fiscal year 2024, we provided the following benefits to our NEOs on the same basis as our other eligible employees: health insurance; vacation, personal holidays and sick days; life insurance and supplemental life insurance; short-term and long-term disability insurance; and a 401(k) retirement plan. We believe these benefits are generally consistent with those offered by other companies and specifically with those companies with which we compete for employees.
The compensation committee has agreed to provide corporate housing benefits to certain NEOs so that they can maintain their primary residences located outside of their primary work location. This benefit reflects the highly competitive executive labor market in which the Company operates. In fiscal year 2024, each executive listed below was entitled to a gross monthly payment as follows: Emily M. Leproust, Ph.D.: $10,000; Patrick Finn: $10,000; Paula Green: $9,000; James M. Thorburn: $8,500.

Compensation Recovery Policy
In accordance with these final rules adopted by the SEC and the Nasdaq Stock Market implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, on November 2, 2023, the compensation committee approved a Compensation Recovery Policy, which provides that in the event the Company is required to restate any of its financial statements that have been filed with the SEC, then the Company will seek to recover any erroneously awarded performance-based incentive compensation received by covered executive officers during the three completed fiscal years of the Company immediately preceding the earlier of (i) the date the Board (or its delegate) concludes (or reasonably should have concluded) that a financial restatement is required or (ii) the date a court, regulator, or other legally authorized body directs the Company to prepare a financial restatement. Covered executive officers include any current or former executive officer who was a Section 16 officer of the Company during the three-fiscal year recovery period.

This recovery is required without regard to any individual knowledge or responsibility related to the financial restatement. Notwithstanding the foregoing, the Company will not be required to seek such recovery if the compensation committee determines it impracticable to do so, after exercising a normal due process review of all the relevant facts and circumstances. The compensation committee may in good faith determine that recovery is impracticable if: (i) pursuing such recovery would violate U.S. law and the Company provides an opinion of counsel to that effect acceptable to the Nasdaq Stock Market; (ii) the direct expense paid to a third party to assist in enforcing the recovery would exceed the recoverable incentive compensation and the Company has (A) made a reasonable attempt to recover such amounts and (B) provided documentation of such attempts to recover to the Nasdaq Stock Exchange; or (iii) recovery would likely cause an otherwise tax-qualified retirement plan, under which benefits are broadly available to employees of the Company, to fail to meet the requirements of Section 401(a)(13) or Section 411(a) of the Internal Revenue Code of 1986, as amended.

Stock Ownership Guidelines
We maintain stock ownership guidelines for our executives to better align our executives’ interests with those of our stockholders. Guidelines are determined as a multiple of the executive’s base salary. The CEO guidelines are established as three times the CEO’s base salary and guidelines for other NEOs are one times such executive’s base salary. Shares underlying unvested stock options, as well as stock options or restricted stock units subject to performance-based goals, do not count toward the ownership guidelines. As part of these guidelines, we require NEOs who do not yet meet the ownership guidelines to retain 50% of any Twist equity acquired (net of taxes) through the exercise of stock options or the vesting of time-based or performance-based awards until the ownership level is achieved.

Hedging, Pledging and Insider Trading
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we maintain our Insider Trading Compliance Program which we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. Our Insider Trading Compliance Program applies to all officers, directors and employees of Twist as well as designated consultants and expressly bars ownership of financial instruments or participation in investment strategies that hedge the economic risk of owning our equity securities, such as prepaid variable forwards, equity swaps, collars and exchange funds. Directors, officers and other employees are prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan, provided that certain limited exceptions may be granted. In addition, we prohibit our executive officers, directors and employees from purchasing or selling our securities while in possession of material, non-public information, or otherwise using such information for their personal benefit and maintain a quarterly black-out window where applicable individuals may not trade, as further described below.
Our executive officers and members of our Board are permitted to enter into trading plans that are intended to comply with the requirements of Exchange Act Rule 10b5-1 so they may make predetermined trades of our stock.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Beginning in 2022, our compensation committee ceased granting stock options or similar awards as part of our equity compensation program. We do not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, or time the public release of such information based on stock option grant dates. In addition, we do not grant stock options or similar awards during periods in which there is material nonpublic information about our company, including (i) during “blackout” periods or outside a “trading window” established in connection with the public release of earnings information under our insider trading policy, or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.
Our executive officers would not be permitted to choose the grant date for any stock option grants. During fiscal year 2024, we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During fiscal year 2024, none of our NEOs were awarded stock options.

Our Compensation-Setting Process

Role of the Compensation Committee
The compensation committee works closely with its independent consultant and meets regularly, including in executive session without members of management present, to make decisions on our executive compensation program and on the compensation of our CEO and other executives. The compensation committee reviews a variety of market data and information, including company, compensation peers, and technology industry compensation information, and considers the recommendations of its independent consultant when making compensation decisions. The compensation committee chair reports the actions of the compensation committee to our Board at each regular meeting. The compensation committee’s responsibilities include, among other things, reviewing and approving (or making recommendations to the Board, as applicable, regarding):
•overall compensation strategy;
•amounts and form of executive compensation, including base salary, cash bonus and equity-based compensation;
•goals and objectives to be considered in determining the compensation of the CEO and other executive officers;
•annual and long-term incentive plans and benefit plans;
•Board compensation;
•assess whether such compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company;
•annual proxy and CD&A disclosure; and
•compensation peer group.

Role of the Independent Compensation Consultant

The compensation committee generally retains an independent compensation consultant to help understand competitive compensation levels and incentive designs. The independent compensation consultant is solely hired by, and reports directly to, the compensation committee. The compensation committee has sole authority to retain and terminate the independent compensation consultant. At the compensation committee’s discretion, the independent compensation consultant:
•provides independent advice to the compensation committee on current trends and best practices in compensation design;
•advises on plans or practices that may improve the effectiveness of our compensation program;
•attends compensation committee meetings;
•assists the compensation committee in determining peer companies and evaluating compensation proposals; and
•conducts compensation-related research.
In making fiscal year 2024 compensation decisions, the compensation committee retained Meridian Compensation Partners, LLC (“Meridian”) to help in the selection of an appropriate peer group for executive compensation benchmarking purposes, review our executive compensation programs, assist the compensation committee in designing our executive compensation program and provide the compensation committee an understanding in executive compensation trends. Meridian advised the compensation committee on current trends and best practices in compensation design and on the design of the fiscal year 2024 equity compensation program.
The compensation committee has analyzed and determined that the work of Meridian as a compensation consultant is free of any conflicts of interest and that Meridian is independent under the applicable listing rules.

Role of Management
Our CEO and our other executive officers do not set their own compensation nor are they present when the compensation committee sets their specific individual compensation. Our CEO provides her evaluation of each executive officer’s performance to the compensation committee, and makes recommendations with respect to base salary and target cash bonus awards and equity awards for each executive officer other than herself. This recommendation is considered by the compensation committee, which makes its own ultimate determinations.
The human resources department provides additional analysis and guidance as requested by the compensation committee related to NEO compensation, including the following:

•developing, summarizing and presenting information and analyses to enable the compensation committee to execute its responsibilities, as well as addressing specific requests for information from the compensation committee;
•attending compensation committee meetings, as requested, to provide information, respond to questions and otherwise assist the compensation committee; and
•assisting the CEO in making preliminary recommendations of base salary structure, cash bonus and long-term equity incentive awards.

Peer Group
Each year, the compensation committee reviews and approves a peer group of companies for which to reference competitive pay levels and practices. The peer group may vary in its composition year-to-year based upon the criteria for selection and market conditions. The peer group companies were chosen based on, among other things, (i) industry, (ii) revenue, (iii) revenue growth, (iv) market cap and (v) market cap as a multiple of revenue.
The compensation committee approved the peer group below and used it as part of its process in setting the fiscal year 2024 executive compensation program, including making pay decisions.

2024 Peer Group
10x Genomics	Guardant Health	REGENXBIO
AbCellera Biologics Inc.	Insmed	Schrödinger
Adaptive Biotechnologies	NanoString Technologies	Ultragenyx Pharmaceutical
BioLife Solutions	NeoGenomics	Veracyte
CareDX	Pacific Biosciences of California
Cytek Biosciences	Quanterix Corporation

At the time the peer group was reviewed, it had a median peer revenue of $191 million over the last 12 months, one-year revenue growth of 14%, a market cap of $2.0 billion, and market cap as a multiple of revenue of 7.9x. In contrast, Twist at the time had a revenue of $228 million over the last 12 months, one-year revenue growth of 54%, a market cap of $1.0 billion, and market cap as a multiple of revenue of 4.4x.

Tax Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. While the compensation committee considers the deductibility of compensation as one factor in determining executive compensation, the compensation committee retains the discretion to award compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives.

Compensation Risk Assessment
The compensation committee has assessed our compensation philosophy and objectives, and forms of compensation and benefits for all employees, including executives, and has concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on our Company.
The compensation committee believes that the design and objectives of our executive compensation program provide an appropriate balance of incentives for our NEOs, thereby discouraging them from taking inappropriate risks. Among other things, our executive compensation program includes the following design features:
•A balanced mix of short-term cash and long-term equity-denominated compensation, which supports management's focus on long-term value creation and alignment with stockholders versus near-term decisions for cash payouts. For the CEO, long-term incentive compensation makes up 82% of target direct compensation. For other senior most executives, long-term incentive compensation makes up 73% of target direct compensation, on average, in fiscal year 2024.

•The compensation committee is actively involved in setting performance targets for the incentive plans, assessing the level of stretch in targets and assessing performance against targets. Targets are set with a level of stretch designed to allow performance without inappropriate risk taking.
•Short-term cash bonus plan awards are capped at 200% of target, while fiscal year 2024 long-term equity incentive awards were capped at 100% of target.
•The short-term cash bonus plan is tied to financial and strategic performance. Further, external auditors review financial results, and multiple levels of internal review occur for the short-term cash bonus plan prior to payout certification by the compensation committee.
•Twist’s equity plans encourage share ownership and long-term stockholder alignment. Long-term incentive awards are granted annually, and use overlapping vesting periods to ensure management remains exposed to the risks of their decision making through their unvested share-based awards for the period during which the business risks are likely to materialize. Further, long-term incentive awards are denominated and settled in Twist shares, further linking participants and stockholders. In fiscal year 2024, Twist granted 50% of executive long-term equity incentive awards in performance-based share units and 50% in service-vesting restricted stock units. RSUs and PRSUs are inherently subject to the risks of the business, focus on long-term value creation and support appropriate risk taking.
•All components of target compensation are benchmarked annually against a peer group selected by the compensation committee with input from its independent consultant. Business judgement is used when assessing target pay levels and the Company does not strictly adhere to market benchmarks.
•The compensation committee is comprised solely of independent directors and retains an independent compensation consultant to provide a balanced perspective on compensation programs and practices.
•Executive and director stock ownership guidelines which align Board and executive interests with the long-term interests of stockholders.
•Policies prohibiting hedging and pledging by our employees, officers or directors.

Compensation Committee Report
The information contained in the following report of Twist’s compensation committee is not considered to be “soliciting material”, “filed” or incorporated by reference in any past or future filing by Twist under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Twist specifically incorporates it by reference.
The compensation committee has reviewed and discussed with management the CD&A contained in this proxy statement. Based on this review and discussion, the compensation committee has recommended to the Board that the CD&A be included in this proxy statement and incorporated into Twist’s annual report on Form 10-K for the year ended September 30, 2024.

Submitted by the Compensation Committee
Melissa A. Starovasnik, Ph.D., Chair
Robert Chess
Keith Crandell
Robert Ragusa

Compensation Committee Interlocks and Insider Participation
In fiscal year 2024, the members of our compensation committee were Melissa A. Starovasnik, Ph.D., Robert Chess, Keith Crandell, and Robert Ragusa. None of the members of our compensation committee in fiscal year 2024 was at any time during fiscal year 2024 or at any other time an officer or employee of Twist or any of its subsidiaries, and none had or have any relationships with Twist that are required to be disclosed under Item 404 of Regulation S-K. None of Twist’s executive officers has served as a member of the Board, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board or compensation committee during fiscal year 2024.

Summary Compensation Table
The following table sets forth information regarding fiscal years 2022, 2023, and 2024 compensation for our NEOs, except fiscal years 2022 and 2023 for Mr. Laponis and fiscal year 2022 for Ms. Green are not provided because they were not NEOs in those years.

Name and Principal Position	Year	Salary(3) ($)	Bonus ($)		Stock Awards(5) ($)	Non- Equity Incentive Plan Compensation(6) ($)	All Other Compensation ($)		Total ($)

Emily M. Leproust, Ph.D. Chief Executive Officer and Chair of the Board	2024	685,000	—		5,849,949	955,575	130,087	(7)	7,620,611
	2023	685,000	53,796		6,632,151	501,054	126,636		7,998,637
	2022	665,000	—		4,521,127	596,106	135,430		5,917,663
Adam Laponis(1) Chief Financial Officer	2024	330,708	195,000	(4)	4,197,600	280,624	4,312	(8)	5,008,244
Patrick Finn, Ph.D. President and Chief Operating Officer	2024	500,000	—		2,762,157	465,000	127,394	(9)	3,854,551
	2023	470,000	123,761		4,283,916	230,039	120,142		5,227,858
	2022	456,000	—		1,888,673	272,506	73,273		2,690,452
Paula Green Senior Vice President of Human Resources	2024	371,000	—		1,229,460	287,525	117,696	(10)	2,005,681
	2023	356,291	15,271		1,868,944	142,230	104,684		2,487,420
Dennis Cho Chief Legal Officer and Corporate Secretary	2024	433,000	—		1,021,913	335,575	7,944	(11)	1,798,432
	2023	410,000	17,888		1,048,112	166,612	5,342		1,647,954
	2022	350,000	—		1,422,786	174,300	4,762		1,951,848
William Banyai, Ph.D. Senior Vice President of Advanced Development and General Manager of Data Storage	2024	460,000	—		1,435,172	416,208	17,494	(12)	2,328,874
	2023	460,000	22,018		2,105,067	220,176	9,141		2,816,402
	2022	455,000	—		1,888,673	271,908	18,737		2,634,318
James M. Thorburn(2) Former Chief Financial Officer	2024	501,675	—		487,484	—	115,755	(13)	1,104,914
	2023	460,000	20,259		1,020,512	202,587	110,249		1,813,607
	2022	450,000	—		1,890,519	243,540	121,624		2,705,683
__________________
(1)Mr. Laponis was appointed Chief Financial Officer, effective January 8, 2024.
(2)Mr. Thorburn ceased to serve as the Company’s Chief Financial Officer when Mr. Laponis’ employment began effective January 8, 2024. Mr. Thorburn transitioned into a Strategic Advisor employment role with the Company, and on October 8, 2024, he transitioned into a consultant role with the Company.
(3)Amounts reflect salary earned during the applicable fiscal year. Mr. Laponis commenced employment with the Company on January 8, 2024, and consequently, his base salary was pro-rated for fiscal 2024.
(4)Amounts reported in this column reflect the value of discretionary bonuses approved and paid to our NEOs. For 2024, Mr. Laponis received a one-time signing bonus of $195,000 when his employment began under his employment agreement.
(5)Amounts reported in this column reflect the aggregate grant date fair value for financial statement reporting purposes of PRSUs and RSUs granted in the applicable fiscal year as determined in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these stock awards and do not represent the actual economic value that may be realized by each NEO. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to Note 13 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024.

The table below sets forth the grant date fair value for the PRSUs awarded during the fiscal year ended September 30, 2024 based upon (i) the probable outcome of the performance conditions used for financial reporting purposes in accordance with ASC 718 as of the grant date, and (ii) the maximum outcome of performance conditions under the performance-related component at the level of 100% as of the grant date.

Name	Year	Probable Outcome of Performance Conditions Grant Date Fair Value	Maximum Outcome of Performance Conditions Grant Date Fair Value
Emily M. Leproust, Ph.D.	2024	$2,924,975	$2,924,975
Adam Laponis	2024	$1,574,100	$1,574,100
Patrick Finn, Ph.D.	2024	$1,381,078	$1,381,078
Paula Green	2024	$614,730	$614,730
Dennis Cho	2024	$510,957	$510,957
William Banyai, Ph.D.	2024	$717,586	$717,586
James M. Thorburn	2024	$243,742	$243,742
__________________
(6)Amounts reflect annual cash bonus awards earned with respect to the applicable fiscal year by each NEO under our Cash Bonus Plan for executive officers.
(7)For Dr. Leproust, this amount represents $120,000 for corporate housing stipend, $8,627 for employer 401(k) plan contributions and $1,461 for life insurance premiums paid during the fiscal year ended September 30, 2024.
(8)For Mr. Laponis, this amount represents $3,570 for employer 401(k) plan contributions and $743 for life insurance premiums paid during the fiscal year ended September 30, 2024.
(9)For Dr. Finn, this amount represents $120,000 for corporate housing stipend, $5,933 for employer 401(k) plan contributions and $1,461 for life insurance premiums paid during the fiscal year ended September 30, 2024.
(10)For Ms. Green, this amount represents $108,000 for corporate housing stipend, $6,966 employer 401(k) plan contributions and $2,731 for life insurance premiums paid during the fiscal year ended September 30, 2024.
(11)For Mr. Cho, this amount represents $6,495 for employer 401(k) plan contributions and $1,449 for life insurance premiums paid during the fiscal year ended September 30, 2024.
(12)For Dr. Banyai, this amount represents $9,967 for employer 401(k) plan contributions and $7,527 for life insurance premiums paid during the fiscal year ended September 30, 2024.
(13)For Mr. Thorburn, this amount represents $102,000 for corporate housing stipend, $8,820 for employer 401(k) plan contributions and $4,934 for life insurance premiums paid during the fiscal year ended September 30, 2024.

Grants of Plan-Based Awards in Fiscal 2024
The following table sets forth information regarding fiscal 2024 annual incentive bonus awards and equity awards granted to our NEOs in fiscal 2024.

			Potential Future Payouts Under Non-Equity Incentive Plan Awards(2)			Potential Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Stock Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Award Type	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Emily M. Leproust, Ph.D.	Annual Incentive(4)		308,250	616,500	1,233,000
	RSUs(5)	11/02/2023							168,976	2,924,975
	PRSUs(6)	11/02/2023				84,488	168,976	168,976		2,924,975
Adam Laponis	Annual Incentive(4)		123,750	247,500	495,000
	RSUs(7)	01/08/2024							75,000	2,623,500
	PRSUs (8)	01/08/2024				22,500	45,000	45,000		1,574,100
Patrick Finn, Ph.D.	Annual Incentive(4)		150,000	300,000	600,000
	RSUs(5)	11/02/2023							79,785	1,381,078
	PRSUs(6)	11/02/2023				39,893	79,785	79,785		1,381,078
Paula Green	Annual Incentive(4)		92,750	185,500	371,000
	RSUs(5)	11/02/2023							35,513	614,730
	PRSUs(6)	11/02/2023				17,757	35,513	35,513		614,730
Dennis Cho	Annual Incentive(4)		108,250	216,500	433,000
	RSUs(5)	11/02/2023							29,518	510,957
	PRSUs(6)	11/02/2023				14,759	29,518	29,518		510,957
William Banyai, Ph.D.	Annual Incentive(4)		138,000	276,000	552,000
	RSUs(5)	11/02/2023							41,455	717,586
	PRSUs(6)	11/02/2023				20,728	41,455	41,455		717,586
James M. Thorburn	Annual Incentive(4)		126,500	253,000	506,000
	RSUs(5)	11/02/2023							14,081	243,742
	PRSUs(6)	11/02/2023				7,041	14,081	14,081		243,742
__________________
(1)Annual equity awards granted in fiscal year 2024 were approved by the compensation committee.
(2)These amounts reflect the threshold, target, and maximum annuals that our NEO could earn for fiscal 2024 under our Cash Bonus Plan based on achievement on revenue and adjusted gross profit financial goals (70% of target opportunity) and individual performance goals (30% of target opportunity). Amounts shown are calculated as a percentage of fiscal 2024 year-end base salary. Threshold bonus amounts assume achievement of performance goals at 50% of target, target bonus amounts assume achievement of the performance goals at 100% of target, and maximum bonus amounts assume achievement of the performance goals at 200% of target. The NEOs received actual bonuses for fiscal 2024 in the amounts shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. See the discussion and analysis regarding annual incentive bonuses in the CD&A section titled “Cash Bonus Plan” for further information.
(3)The grant date fair value is computed in accordance with FASB ASC Topic 718 for PRSUs and time-based RSUs granted during the applicable fiscal year. For more information on, and assumptions used for the grant date fair value of the PRSUs and time-based RSUs, see the Company’s Form 10-K (Note 13: Stock-based compensation) for the fiscal year ended September 30, 2024.
(4)Represents awards under the Cash Bonus Plan payable in cash.
(5)1/16th of the total number of time-based RSUs vest on each quarterly anniversary of November 2, 2023, for a total vesting period of four years, subject to the NEO’s continuous service through each vesting date.
(6)The amount shown in these rows reflect the share amount, specifically the threshold, the target and the maximum potential awards of PRSUs granted in 2024. These amounts are based on achievement of pre-approved revenue and ending cash balance goals. The vesting percentage for the PRSUs with respect to fiscal year 2025 revenue and fiscal year 2025 ending cash balance, as applicable, ranges from 50% to 100%, and is determined by linear interpolation for performance between the fiscal year 2025 revenue and fiscal year 2025 ending cash balance goals. The amounts shown in the table assume 50% achievement for the threshold award, 100% achievement for the target award, and 100%

achievement for the maximum award. See the discussion and analysis regarding PRSU awards in the CD&A section titled “Equity Incentive Program” for further information.
(7)Reflects RSUs granted to Mr. Laponis pursuant to the CFO Employment Agreement described in greater detail above in the section titled “Equity Incentive Program—Fiscal Year 2024 Equity Awards— Time-based RSUs.”
(8)Reflects PRSUs granted to Mr. Laponis pursuant to the CFO Employment Agreement described in greater detail above in the section titled “Equity Incentive Program—Fiscal Year 2024 Equity Awards—PRSUs.”

Outstanding equity awards as of September 30, 2024
The following table provides information regarding the outstanding equity awards held by each of our NEOs as of September 30, 2024:

	Option Awards(1)							Stock Awards(1)
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested (3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units of Stock, or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Stock, or Other Rights That Have Not Vested(5) ($)
Emily M. Leproust, Ph.D.	9/29/2017	(6)	150,879	—	—	8.82	9/28/2027	—	—	—	—
	11/19/2018	(7)	266,539	—	—	26.66	11/18/2028	—	—	—	—
	10/24/2019	(8)	131,290	—	—	23.33	10/23/2029	—	—	—	—
	9/1/2020	(9)	64,950	—	—	67.85	8/31/2030	—	—	—	—
	9/1/2020	(10)	—	—	—	—	—	1,354	61,174	—	—
	12/27/2021	(11)	—	—	—	—	—	—	—	26,766	1,209,288
	12/27/2021	(12)	—	—	—	—	—	5,265	237,873	—	—
	12/19/2022	(13)	—	—	—	—	—	33,615	1,518,726	—	—
	12/19/2022	(14)	—	—	—	—	—	—	—	45,953	2,076,157
	9/5/2023	(15)	—	—	—	—	—	60,643	2,739,851	—	—
	9/5/2023	(16)	—	—	—	—	—	—	—	80,855	3,653,029
	11/2/2023	(17)	—	—	—	—	—	137,293	6,202,898	—	—
	11/2/2023	(18)	—	—	—	—	—	—	—	168,976	7,634,336
Adam Laponis	1/8/2024	(19)	—	—	—	—	—	71,876	3,247,358	—	—
	1/8/2024	(20)	—	—	—	—	—	—	—	45,000	2,033,100
Patrick Finn, Ph.D.	9/29/2017	(6)	3,279	—	—	8.82	9/28/2027	—	—	—	—
	11/19/2018	(7)	34,512	—	—	26.66	11/18/2028	—	—	—	—
	10/24/2019	(8)	19,705	—	—	23.33	10/23/2029	—	—	—	—
	9/1/2020	(9)	23,355	—	—	67.85	8/31/2030	—	—	—	—
	9/1/2020	(10)	—	—	—	—	—	487	22,003	—	—
	12/27/2021	(11)	—	—	—	—	—	—	—	11,846	535,202
	12/27/2021	(12)	—	—	—	—	—	1,895	85,616	—	—
	12/19/2022	(13)	—	—	—	—	—	19,962	901,883	—	—
	12/19/2022	(14)	—	—	—	—	—	—	—	27,287	1,232,827
	2/2/2023	(13)	—	—	—	—	—	17,228	778,361	—	—
	2/2/2023	(14)	—	—	—	—	—	—	—	23,551	1,064,034
	9/5/2023	(16)	—	—	—	—	—	—	—	30,000	1,355,400
	11/2/2023	(17)	—	—	—	—	—	64,827	2,928,884	—	—
	11/2/2023	(18)	—	—	—	—	—	—	—	79,785	3,604,686

	Option Awards(1)							Stock Awards(1)
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested (3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units of Stock, or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Stock, or Other Rights That Have Not Vested(5) ($)
Paula Green	9/29/2017	(6)	1,046	—	—	8.82	9/29/2027	—	—	—	—
	11/19/2018	(7)	31,956	—	—	26.66	11/18/2028	—	—	—	—
	10/24/2019	(8)	26,137	—	—	23.33	10/23/2029	—	—	—	—
	9/1/2020	(9)	17,880	—	—	67.85	8/31/2030	—	—	—	—
	9/1/2020	(10)	—	—	—	—	—	373	16,852	—	—
	12/27/2021	(12)	—	—	—	—	—	1,450	65,511	—	—
	12/27/2021	(11)	—	—	—	—	—	—	—	6,262	282,917
	12/19/2022	(13)	—	—	—	—	—	5,478	247,496	—	—
	12/19/2022	(14)	—	—	—	—	—	—	—	7,485	338,172
	9/5/2023	(18)	—	—	—	—	—	22,500	1,016,550	—	—
	9/5/2023	(19)	—	—	—	—	—	—	—	30,000	1,355,400
	11/2/2023	(17)	—	—	—	—	—	28,856	1,303,714	—	—
	11/2/2023	(18)	—	—	—	—	—	—	—	35,513	1,604,477
Dennis Cho	9/13/2021	(21)	6,142	2,052	—	115.93	9/12/2031	—	—	—	—
	9/13/2021	(22)	—	—	—	—	—	1,025	46,310	—	—
	12/27/2021	(11)	—	—	—	—	—	—	—	8,315	375,672
	12/27/2021	(12)	—	—	—	—	—	1,709	77,213	—	—
	12/19/2022	(13)	—	—	—	—	—	5,744	259,514	—	—
	9/5/2023	(15)	—	—	—	—	—	9,000	406,620	—	—
	12/19/2022	(14)	—	—	—	—	—	—	—	7,851	354,708
	9/5/2023	(16)	—	—	—	—	—	—	—	12,000	542,160
	11/2/2023	(17)	—	—	—	—	—	23,985	1,083,642	—	—
	11/2/2023	(18)	—	—	—	—	—	—	—	29,518	1,333,623
William Banyai, Ph.D.	9/29/2015	(23)	9,058	—	—	5.95	9/28/2025	—	—	—	—
	9/29/2017	(6)	141,161	—	—	8.82	9/28/2027	—	—	—	—
	11/19/2018	(7)	91,004	—	—	26.66	11/18/2028	—	—	—	—
	10/24/2019	(8)	39,710	—	—	23.33	10/23/2029	—	—	—	—
	9/1/2020	(9)	23,355	—	—	67.85	8/31/2030	—	—	—	—
	9/1/2020	(10)	—	—	—	—	—	487	22,003	—	—
	12/27/2021	(11)	—	—	—	—	—	—	—	11,846	535,202
	12/27/2021	(12)	—	—	—	—	—	1,895	85,616	—	—
	12/19/2022	(13)	—	—	—	—	—	11,039	498,742	—	—
	12/19/2022	(14)	—	—	—	—	—	—	—	15,089	681,721
	9/5/2023	(15)	—	—	—	—	—	18,752	847,215	—	—
	9/5/2023	(16)	—	—	—	—	—	—	—	25,000	1,129,500
	11/2/2023	(17)	—	—	—	—	—	33,683	1,521,798	—	—
	11/2/2023	(18)	—	—	—	—	—	—	—	41455	1,872,937
James M. Thorburn	9/1/2020	(9)	23,355	—	—	67.85	8/31/2030	—	—	—	—
	9/1/2020	(10)	—	—	—	—	—	487	22,003	—	—
	12/27/2021	(11)	—	—	—	—	—	—	—	11,861	535,880
	12/27/2021	(12)	—	—	—	—	—	1,895	85,616	—	—
	12/19/2022	(13)	—	—	—	—	—	9,297	420,038	—	—
	12/19/2022	(14)	—	—	—	—	—	—	—	12,707	574,102
	9/5/2023	(16)	—	—	—	—	—	—	—	10,000	451,800
	11/2/2023	(17)	—	—	—	—	—	11,441	516,904	—	—

	Option Awards(1)							Stock Awards(1)
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested (3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units of Stock, or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Stock, or Other Rights That Have Not Vested(5) ($)
	11/2/2023	(18)	—	—	—	—	—	—	—	14,081	636,180
_______________
(1)Prior to our IPO, all awards were granted under our 2013 Stock Plan. Following our IPO, all awards were granted under our 2018 Equity Incentive Plan.
(2)The units in this column represent RSUs granted pursuant to an RSU award agreement that remained unvested as of September 30, 2024.
(3)Each RSU represents the right to receive a share of our common stock. The market value of our common stock is based on the per share price of $45.18, which was the closing stock price of the Company’s common stock on September 30, 2024, the last trading day of the fiscal year 2024.
(4)The units in this column represent PRSUs granted pursuant to a PRSU award agreement, all of which remained unvested as of September 30, 2024.
(5)The market value is calculated by multiplying the number of PRSUs that may be earned upon achievement of PRSU performance goals by the closing market price of our stock of $45.18 as of September 30, 2024, the last trading day of fiscal year 2024.
(6)The option grant was subject to a four-year vesting schedule, with 10% of the shares vesting on September 28, 2017, 15% of the shares vesting on September 28, 2018 and 1/48th of the shares vesting monthly thereafter, subject to continuous service through each applicable vesting date.
(7)The option grant was subject to a five-year vesting schedule, with 20% of the shares vesting on October 31, 2019 and 1/60th of the shares vesting monthly thereafter, subject to continuous service through each applicable vesting date.
(8)The option grant was subject to a four-year vesting schedule, with 25% of the shares vesting on October 24, 2020 and 1/48th of the shares vesting monthly thereafter, subject to continuous service through each applicable vesting date.
(9)The performance-based option grant vested upon the compensation committee’s certification of achievement of fiscal year 2022 revenue at 150% of target.
(10)The RSU grant was subject to a four-year vesting schedule, with 1/16th of the RSUs vesting on each quarterly anniversary of October 1, 2020, subject to the NEO’s continuous service through each vesting date.
(11) PRSUs vest based on fiscal year 2023 revenue and adjusted gross profit goals, subject to the NEO’s continuous service through the date that the compensation committee certifies the performance results. On November 2, 2023, the compensation committee certified achievement of the fiscal year 2023 revenue growth and adjusted gross profit performance goals at 127% and 61% of target, respectively. As a result, the compensation committee certified that the PRSUs were eligible to vest at 113% of the target number of PRSUs. So long as the executive was in continuous service, the vesting eligible PRSUs vested and were settled as follows: (x) 40% of the vesting eligible shares vested effective as of October 1, 2023 and (y) 60% of the vesting eligible shares vested on October 1, 2024.
(12)1/16th of the total number of time-based RSUs vest on each quarterly anniversary of October 1, 2021, for a total vesting period of 48 months, subject to the NEO’s continuous service through each vesting date.
(13)1/16th of the total number of time-based RSUs vest on each quarterly anniversary of December 19, 2022 (and February 2, 2023 for Dr. Finn), for a total vesting period of 48 months, subject to the NEO’s continuous service through each vesting date.
(14)PRSUs vest based on fiscal year 2024 revenue and adjusted gross profit goals, subject to the NEO’s continuous service through the date that the compensation committee certifies the performance results. On November 4, 2024, the compensation committee certified achievement of the fiscal year 2024 revenue goal at 96% and 0% achievement of the adjusted gross profit performance goal. As a result, 77% of the target number of PRSUs became eligible to vest. So long as the executive is in continuous service, the vesting eligible PRSUs shall vest and be settled as follows: (x) 40% of the vesting eligible shares vested effective as of October 1, 2024 and (y) 60% of the vesting eligible shares will vest on October 1, 2025.
(15)1/16th of the total number of time-based RSUs vest on each quarterly anniversary of September 5, 2023, for a total vesting period of 48 months, subject to the NEO’s continuous service through each vesting date.
(16)PRSUs vest based on fiscal year 2024 ending cash balance, subject to the NEO’s continuous service through the date that the compensation committee certifies the performance results. On November 4, 2024, the compensation committee certified achievement of the specified performance metric at 100%. As a result, 100% of the target number of PRSUs became eligible to vest. So long as the executive is in continuous service, the vesting eligible PRSUs shall vest and be settled as follows: (x) 40% of the vesting eligible shares vested effective as of October 1, 2024 and (y) 60% of the vesting eligible shares will vest on October 1, 2025.
(17)1/16th of the total number of time-based RSUs vest on each quarterly anniversary of November 2, 2023, for a total vesting period of 48 months, subject to the NEOS’s continuous service through each vesting date.
(18)The number of PRSUs listed in this row reflects the target outcome of the performance conditions, as performance was tracking above threshold achievement as of September 30, 2024. PRSUs become eligible to vest based on fiscal year 2025 revenue and ending cash balance goals, subject to the NEO’s continuous service through the date that the compensation committee certifies the performance results. As soon as practical after October 1, 2025, the compensation committee will certify the performance results based on achievement against specified performance metrics to determine the number of shares subject to the PRSUs that will be eligible to vest. So long as the executive is in continuous service, the vesting eligible PRSUs shall vest and be settled as follows: (x) 40% of the vesting eligible shares will vest effective as of October 1, 2025 and (y) 60% of the vesting eligible shares will vest on October 1, 2026. The vesting percentage ranges from 50% to 100%, and is determined by linear interpolation for performance between the performance metrics.
(19)Mr. Laponis received two RSU grants: (i) 50,000 RSUs of which 25% will vest on January 8, 2025 and the remainder will vest quarterly, and (ii) 25,000 RSUs which vest over four years, with 1/16th vesting on each quarterly anniversary of January 8, 2024.
(20)Mr. Laponis received two PRSU grants: (i) 25,000 PRSUs which vest as described in footnote 18 above, and (ii) 20,000 PRSUs which became eligible to vest based on achievement against the ending cash balance metric for fiscal year 2024.
(21)The option grant is subject to a four-year vesting schedule, requiring continuous service through each applicable vesting date. One-quarter of the shares vested on September 13, 2022, and 1/48th of the shares vest on each month thereafter.
(22)The RSU grant vests quarterly over a four-year period, subject to continuous service through each applicable vesting date.
(23)The option granted to Dr. Banyai was subject to a four-year vesting schedule, requiring continuous service through each applicable vesting date. One-quarter of the shares vested on September 1, 2016 and 1/48th of the shares vested on each month thereafter.

Option Exercises and Stock Vested in Fiscal Year 2024
The following table sets forth the number of shares acquired and the value realized upon exercises of stock options and vesting of RSU awards and restricted stock awards during the fiscal year ended September 30, 2024 by each of our NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2) ($)
Emily M. Leproust, Ph.D.	—	—	81,681	3,057,862
Adam Laponis	—	—	3,124	127,959
Patrick Finn, Ph.D.	—	—	36,614	1,285,076
Paula Green	—	—	19,735	745,688
Dennis Cho	—	—	13,132	513,826
William Banyai, Ph.D.	75,108	3,092,947	24,053	901,317
James M. Thorburn	59,895	1,353,384	11,842	435,482
__________________
(1)The value realized upon vesting of stock options is calculated by multiplying the number of shares underlying the stock options vested by difference between (a) the closing price of our common stock on the vesting date and (b) the exercise price of the stock option and does not necessarily reflect actual proceeds received. If such amount is a negative number, the value realized is presumed to be zero.
(2)The value realized upon vesting of RSUs is calculated by multiplying the number of RSUs vested by the closing price of our common stock on the vesting date and does not necessarily reflect actual proceeds received.

Equity Compensation Plan Information
Information about our equity compensation plan may be found under Proposal No. 4 — Approval of an Amendment and Restatement of the Company’s 2018 Equity Incentive Plan.”

Employment Agreement

Employment Agreements with Current NEOs
On September 8, 2022, we entered into an amended and restated employment agreement with each of Dr. Leproust, Dr. Finn, Ms. Green, Mr. Cho, and Dr. Banyai. Mr. Finn’s agreement was further amended and restated effective October 1, 2022 in connection with his appointment as President and Chief Operating Officer. These agreements provide for at-will employment and establish the NEO’s base salary, eligibility to participate in an incentive bonus plan and standard employee benefits. In addition in connection with the commencement of Mr. Laponis’ employment in January 2024, we entered into the CFO Employment Agreement which contains substantially similar terms to the amended and restated employment agreement entered into with the other NEOs (as described above in “Executive Compensation Decisions Related to Executive Team Changes—Employment Agreement with New Chief Financial Officer”).
These amended and restated employment agreements and the CFO Employment Agreement also, for the three years following their effective date, provide for certain severance payments and benefits in connection with each NEO’s termination of employment under various circumstances, including in connection with a change in control of the Company. The material terms and conditions of these provisions are summarized below in “—Potential Payments upon Termination or Change in Control.” Upon the expiration date of the initial three-year term, and each subsequent anniversary of such date, if applicable, the term of the executive’s employment will be automatically extended by one year unless either party to the agreement provides the other party with written notice at least 90 days before the three-year term expiration date, or such subsequent anniversary of such date, if applicable, of such party’s decision not to extend the term of employment under the agreement.
The amended and restated employment agreements and the CFO Employment Agreement also contain a “better after-tax” provision, which provides that if any of the payments to an executive constitutes a parachute payment under Section 280G of the Code, the payments will either be (i) reduced or (ii) provided in full to the executive, whichever results in the

NEO receiving the greater amount after taking into consideration the excise tax under Section 4999 of the Code and any interest or penalties associated with such excise tax.
Arrangement with Former NEO
Upon commencement of employment by Mr. Laponis on January 8, 2024, Mr. Thorburn ceased to serve as the Company’s Chief Financial Officer and transitioned into a Strategic Advisor employment role with the Company pursuant to the Thorburn Employment Agreement. After the expiration of the Thorburn Employment Agreement, on October 8, 2024, the Company and Mr. Thorburn entered into the Thorburn Consulting Agreement. For more information, please see
“Executive Compensation Decisions Related to Executive Team Changes— Amended Employment Agreement and Consulting Arrangement with Former Chief Financial Officer.”

Potential Payments upon Termination or Change in Control

Involuntary Termination of Employment not in Connection with Change in Control
In the event that we terminate a NEO’s employment for any reason other than “cause”, death, or “disability”, or if the NEO resigns for “good reason”, in each case, other than in connection with or during the 24-month period following, a “change in control”, such NEO will be eligible to receive the following severance benefits, subject to, among other things, executing a general release of claims in favor of the Company and complying with the terms of his or her confidentiality agreement:
•a cash payment equal to 12 months of her then-current base salary in the case of Dr. Leproust and six months of their then-current base salary in the case of Mr. Laponis, Ms. Green, Mr. Cho and Drs. Finn and Banyai, payable in installments over such period according to our regular payroll schedule;
•a pro-rata incentive bonus for the year of termination (days worked relative to 365 days) based on actual performance and paid when bonuses are normally paid; and
•COBRA premiums for a period of 12 months in the case of Dr. Leproust and six months in the case of Mr. Laponis, Ms. Green, Mr. Cho and Drs. Finn and Banyai.
The table below estimates the amount of compensation that would be payable in the event of a termination of the NEO’s employment by the Company for any reason (other than “cause”, death, or “disability”), or a resignation by the NEO for “good reason”, in each case, other than in connection with or during the 24-month period following, a “change in control”. The amounts shown assume that the NEO’s termination or resignation was effective as of September 30, 2024.

Name	Base Salary Continuation(1)	Pro-Rata Incentive Bonus(2)	COBRA Premium Payments(3)	Total
Emily M. Leproust, Ph.D.	$685,000	$955,575	$32,400	$1,672,975
Adam Laponis	$225,000	$280,624	$16,200	$521,824
Patrick Finn, Ph.D.	$250,000	$465,000	$16,200	$731,200
Paula Green	$185,500	$287,525	$16,200	$489,225
Dennis Cho	$216,500	$335,575	$16,200	$568,275
William Banyai, Ph.D.	$230,000	$416,208	$16,200	$662,408
__________________
(1)Represents a cash payment equal to 12 months of her then-current base salary in the case of Dr. Leproust and six months of their then-current base salary in the case of Mr. Laponis, Ms. Green, Mr. Cho and Drs. Finn and Banyai, payable in installments over such period according to our regular payroll schedule.
(2)Represents a pro-rata incentive bonus for the year of termination (days worked relative to 365 days) based on actual performance and paid when bonuses are normally paid.
(3)Represents the total value of COBRA premiums for a period of 12 months in the case of Dr. Leproust and six months in the case of Mr. Laponis, Ms. Green, Mr. Cho and Drs. Finn and Banyai. The COBRA premium reimbursement cost is estimated at $2,700 per month.

Involuntary termination of employment in connection with change in control
In the event that we terminate a NEO’s employment for any reason other than “cause”, death, or “disability”, or if the NEO resigns for “good reason”, in each case, in connection with or during the 24-month period following a “change in control”, such NEO will be eligible to receive the following severance benefits, subject to, among other things, executing a general release of claims in favor of the Company and complying with the terms of his or her confidentiality agreement:
•a cash payment equal to 24 months of her then-current base salary in the case of Dr. Leproust and 12 months of their then-current base salary in the case of Mr. Laponis, Ms. Green, Mr. Cho and Drs. Finn and Banyai, payable in installments over such period according to our regular payroll schedule;
•a cash payment equal to the executive’s average bonus for the two years prior to the termination, payable in installments over such period according to our regular payroll schedule;
•a pro-rata incentive bonus in respect of the fiscal year including the date of the involuntary termination in an amount equal to (x) the target incentive bonus amount applicable to the year in which the involuntary termination occurs multiplied by (y) a fraction, the numerator of which is the number of days the executive was employed with the Company during the year and the denominator of which is 365 days, payable in installments over such period according to our regular payroll schedule;
•COBRA premiums for a period of 24 months in the case of Dr. Leproust and 12 months in the case of Mr. Laponis, Ms. Green, Mr. Cho and Drs. Finn and Banyai;
•100% immediate vesting acceleration of all of the shares of our common stock underlying any then-outstanding unvested stock options and other unvested equity awards that are subject to a time-based vesting requirement; and
•vesting acceleration with respect to any equity awards that include a performance-based vesting requirement such that the executive shall become vested in the greater of the amount that would become vested based on (i) achievement at 100% of target with respect to the performance-based equity, or (ii) the actual performance with respect to the performance-based equity.
The table below estimates the amount of compensation that would be payable in the event of a termination of the NEO’s employment by the Company for any reason (other than “cause”, death, or “disability”), or a resignation by the NEO for “good reason”, in each case, in connection with or during the 24-month period following a “change in control.” The amounts shown assume that the NEO’s termination or resignation was effective as of September 30, 2024.

Name	Base Salary Continuation(1)	Average Incentive Bonus(2)	Pro-Rata Target Incentive Bonus(3)	COBRA Premium Payments(4)	Acceleration of Time-Based Equity Awards(5)	Acceleration of Performance-Based Equity Awards(6)	Total
Emily M. Leproust, Ph.D.	$1,370,000	$548,580	$616,500	$64,800	$10,760,522	$15,196,519	$28,556,921
Adam Laponis	$450,000	$—	$247,500	$32,400	$3,247,358	$2,033,100	$6,010,358
Patrick Finn, Ph.D.	$500,000	$251,273	$300,000	$32,400	$4,716,747	$8,482,138	$14,282,558
Paula Green	$371,000	$154,530	$185,500	$32,400	$2,650,123	$3,682,576	$7,076,129
Dennis Cho	$433,000	$170,456	$216,500	$32,400	$1,873,299	$2,712,743	$5,438,398
William Banyai, Ph.D.	$460,000	$246,042	$276,000	$32,400	$2,975,374	$4,424,116	$8,413,932
__________________
(1)Represents a cash payment equal to 24 months of her then-current base salary in the case of Dr. Leproust and 12 months of their then-current base salary in the case of Mr. Laponis, Ms. Green, Mr. Cho and Drs. Finn and Banyai, payable in installments over such period according to our regular payroll schedule.
(2)Represents a cash payment equal to the executive’s average bonus for the two years prior to the year in which the involuntary termination occurred (which would be fiscal years 2022 and 2023, assuming a termination in fiscal year 2024), payable in installments over such period according to our regular payroll schedule. Mr. Laponis commenced employment in January 2024 and therefore does not have a bonus amount to include in this column, assuming a termination or resignation was effective as of September 30, 2024.
(3)Represents a pro-rata incentive bonus in respect of the fiscal year including the date of the involuntary termination in an amount equal to (x) the target incentive bonus amount applicable to the year in which the involuntary termination occurs multiplied by (y) a fraction, the numerator of which is the number of days the executive was employed with the

Company during the year and the denominator of which is 365 days, payable in installments over such period according to our regular payroll schedule.
(4)Represents the total value of COBRA premiums for a period of 24 months in the case of Dr. Leproust and 12 months in the case of Mr. Laponis, Ms. Green, Mr. Cho and Drs. Finn and Banyai. The COBRA premium reimbursement cost is estimated at $2,700 per month.
(5)Represents the value of 100% immediate vesting acceleration of all of the shares of our common stock underlying any then outstanding unvested equity awards that are subject to a time-based vesting requirement. The total number of unvested shares that would be subject to vesting acceleration pursuant to the outstanding time-based RSU awards held by each NEO is as follows: for Dr. Leproust, 238,170; for Mr. Laponis, 71,876; for Dr. Finn, 104,399; for Ms. Green, 58,657; for Mr. Cho, 41,463; and for Dr. Banyai, 65,856. The value of the accelerated vesting is based on the closing price per share of our Class A common stock of $45.18 on September 30, 2024.
(6)Represents the value of vesting acceleration with respect to any equity awards that include a performance-based vesting requirement such that the executive shall become vested in the greater of the amount that would become vested based on (i) achievement at 100% of target with respect to the performance-based equity, or (ii) the actual performance with respect to the performance-based equity. The total number of unvested shares that would be subject to vesting acceleration pursuant to the outstanding PRSU awards held by each NEO is as follows: for Dr. Leproust, 336,355; for Mr. Laponis, 45,000; for Dr. Finn, 187,741; for Ms. Green, 81,509; for Mr. Cho, 60,043; and for Dr. Banyai, 97,922. The value of the accelerated vesting is based on the closing price per share of our Class A common stock of $45.18 on September 30, 2024.
Each NEO’s employment agreement contains a “better after-tax” provision, which provides that if any of the payments to an executive constitutes a parachute payment under Section 280G of the Code, the payments will either be (i) reduced or (ii) provided in full to the executive, whichever results in the NEO receiving the greater amount after taking into consideration the excise tax under Section 4999 of the Code and any interest or penalties associated with such excise tax.

Definitions
As defined in each NEO’s employment agreement, “change in control” shall have the meaning ascribed to such term in our 2018 Equity Incentive Plan (unless otherwise provided for in an equity award agreement).
As defined in each NEO’s employment agreement, “cause” means the NEO’s (i) material breach of the employment agreement, confidentiality agreement, or any other written agreement with the Company, which breach to the extent deemed curable by the Board is not cured within 10 business days after written notice thereof from the Company; (ii) material failure to comply with the Company’s written policies or rules, which breach to the extent deemed curable by the Board is not cured within 10 business days after written notice thereof from the Company; (iii) repeated failure to follow reasonable and lawful instructions from the Board, which failure is not cured within 10 business days after written notice thereof from the Company; (iv) commission, conviction of, or a plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state if such felony is work-related, impairs his or her ability to perform services for the Company in accordance with the employment agreement, or results in a loss to the Company or damage to the reputation of the Company; (v) misappropriation of funds or property of the Company; (vi) gross neglect of his or her duties; (vii) act or omission that results directly or indirectly in material financial accounting improprieties for the Company; (viii) failure to cooperate with a government investigation; or (ix) gross or willful misconduct resulting in a loss to the Company or damage to the reputation of the Company.
As defined in each NEO’s employment agreement, “good reason” means a resignation by the NEO within 90 days after one of the following conditions has come into existence without his or her written consent: (i) a material diminution in executive’s authority, duties or responsibilities; (ii) a material reduction of executive’s annual base salary; provided, however, that prior to a change in control, it shall not be “good reason” if there is a corresponding reduction in the base salaries of all other executive officers of the Company; (iii) a material change in the geographic location at which the executive must perform services (a change in location of executive’s office will be considered material only if it increases the executive’s current one-way commute by more than 50 miles); or (iv) a material breach by the Company of a material provision of the employment agreement. A condition shall not be considered “good reason” unless executive gives the Company written notice of the condition within 30 days after the condition comes into existence and the Company fails to remedy the condition within 30 days after receiving executive’s written notice.
As defined in each NEO’s employment agreement, “disability” means that the NEO is unable to perform the essential functions of his or her position, with or without reasonable accommodation, for a period of at least 120 consecutive days because of a physical or mental impairment.

Termination of Employment of Mr. Thorburn
As discussed above in the section titled “Executive Compensation Decisions Related to Executive Team Changes—Amended Employment Agreement and Consulting Arrangement with Former Chief Financial Officer,” Mr. Thorburn’s employment with the Company terminated on October 1, 2024, and he did not receive any severance payments or benefits.

Pay Ratio Disclosure
Pursuant to SEC rules adopted according to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the annual total compensation of our principal executive officer to our median employee’s annual total compensation. Our current principal executive officer is Dr. Leproust, our CEO.
As of September 30, 2024, the ratio of our current CEO’s Total Compensation to the median employee’s Total Compensation is as follows:

Median Employee Total Compensation	$208,280
CEO’s Total Compensation	$7,620,611
Ratio of CEO to Median Employee Compensation	36.6 to 1
To identify our median employee for CEO Pay Ratio purposes, we used the following methodology:
•Because we determined that there had been no change in the employee population or employee pay plans that would significantly change the pay ratio disclosure, we have continued to use the median employee determined based on our employee population as of September 30, 2023.
•We used a consistently applied compensation measure that included the sum of each employee’s base salary, bonuses and commissions earned in fiscal 2024 and the grant date fair value of all equity granted in fiscal 2024.
•We annualized the base salaries for employees who were employed by us for less than the entire calendar year.
•Compensation paid in foreign currencies was converted to U.S. dollars based on the exchange rates as of September 30, 2024.
Using this approach, we calculated the annual total compensation of our median employee for 2024 in accordance with the requirements of the Summary Compensation Table.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our CEO and to our other NEOs and certain financial performance of the Company. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered fiscal year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, please refer to the CD&A.

					Value of Initial Fixed $100 Investment Based On:
Year (1) (a)	Summary Compensation Table Total for CEO (b)	Compensation Actually Paid to CEO (2) (c)	Average Summary Compensation Table Total for Non-CEO NEOs (d)	Average Compensation Actually Paid to Non-CEO NEOs (3) (e)	Total Shareholder Return (f)	Peer Group Total Shareholder Return(4) (g)	Net Income (in millions) (h)	Revenue (in millions)(5) (i)
2024	$7,620,611	$24,977,300	$2,683,449	$6,359,699	$59.47	$115.57	$(280.7)	$313.0
2023	$7,998,637	$3,219,824	$3,086,321	$1,648,641	$26.67	$95.05	$(204.6)	$245.1
2022	$5,917,663	$(15,039,602)	$2,484,123	$(3,534,350)	$46.39	$89.85	$(217.9)	$203.6
2021	$1,281,593	$18,054,219	$728,146	$6,408,876	$140.81	$120.21	$(152.1)	$132.3
__________________
(1)The CEO and other NEOs for the indicated years were as follows: (i) for 2024, our CEO was Dr. Leproust and our other NEOs were Mr. Laponis, Dr. Finn, Ms. Green, Mr. Cho, Dr. Banyai, and Mr. Thorburn; (ii) for 2023, our CEO was Dr. Leproust and our other NEOs were Mr. Thorburn, Dr. Banyai, Dr. Finn, and Ms. Green; (iii) for 2022, our CEO was Dr. Leproust and our other NEOs were Mr. Thorburn, Dr. Banyai, Dr. Finn, Mr. Cho, and Mr. Weiss; and (iv) for 2021, our CEO was Dr. Leproust and our other NEOs were Mr. Thorburn, Dr. Banyai, Dr. Finn, and Mr. Weiss.
(2)Amounts reported in this column are based on total compensation reported for our CEO in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the tables below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

Fiscal Year	Summary Compensation Table Total	Adjustment to Summary Compensation Table Total(1)	Compensation Actually Paid
2024	$7,620,611	$17,356,689	$24,977,300
2023	$7,998,637	$(4,778,813)	$3,219,824
2022	$5,917,663	$(20,957,265)	$(15,039,602)
2021	$1,281,593	$16,772,626	$18,054,219
__________________
(1) See table below for calculation of Adjustment to Summary Compensation Table Total

Fiscal Year	Deduction of Grant Date Fair Value of Current year Equity Awards	Addition of Fair Value of Current Year Equity Awards at Fiscal Year End	Additions (Deductions) for Change in Value of Prior Years’ Awards Unvested at Fiscal Year End	Additions (Deductions) for Awards that are Granted and Vest in the Same Covered Fiscal Year	Additions (Deductions) for Change in Value of Prior Years’ that Vested in Fiscal Year	Adjustment to Summary Compensation Table Total
2024	$(5,849,949)	$13,837,233	$7,705,047	$1,178,291	$486,067	$17,356,689
2023	$(6,632,151)	$4,259,928	$(1,518,003)	$208,413	$(1,097,000)	$(4,778,813)
2022	$(4,521,127)	$2,416,154	$(11,693,150)	$138,996	$(7,298,138)	$(20,957,265)
2021	$—	$—	$9,403,372	$—	$7,369,254	$16,772,626

(3)Amounts reported in this column are based on the average of the total compensation reported for our other NEOs in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the tables below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

Fiscal Year	Average Summary Compensation Table Total	Adjustment to Average Summary Compensation Table Total(1)	Average Compensation Actually Paid
2024	$2,683,449	$3,676,250	$6,359,699
2023	$3,086,321	$(1,437,680)	$1,648,641
2022	$2,484,123	$(6,018,473)	$(3,534,350)
2021	$728,146	$5,680,730	$6,408,876
__________________
(1) See table below for calculation of Adjustment to Average Summary Compensation Table Total

Fiscal Year	Deduction of Grant Date Fair Value of Current Year	Addition of Fair Value of Current Year Equity Awards at Fiscal Year End	Additions (Deductions) for Change in Value of Prior Years’ Awards Unvested at Fiscal Year End	Additions (Deductions) for Awards that are Granted and Vest in the Same Covered Fiscal Year	Additions (Deductions) for Change in Value of Prior Years’ that Vested in Fiscal Year	Adjustment to Average Summary Compensation Table Total
2024	$(1,855,631)	$3,422,378	$1,713,610	$254,130	$141,763	$3,676,250
2023	$(2,319,610)	$1,220,625	$(554,184)	$97,636	$117,853	$(1,437,680)
2022	$(1,795,865)	$975,053	$(3,248,755)	$49,024	$(1,997,930)	$(6,018,473)
2021	$—	$—	$3,217,733	$—	$2,462,997	$5,680,730

(4)For each indicated covered year, represents the cumulative TSR of the Nasdaq Biotechnology Index.

(5)In accordance with SEC rules, the Company is required to include in the Pay versus Performance table the “most important” financial performance measure (as determined by the Company) used to link compensation actually paid to our NEOs to Company performance for the most recently completed fiscal year. The Company determined revenue, which is a metric included in our incentive program, meets this requirement and therefore, we have included this performance measure in the Pay versus Performance table.

Description of the Relationship Between Compensation Actually Paid to our Named Executive Officers and Company Performance

The charts below describe the relationship between compensation actually paid (CAP) to our CEO and the average of the compensation actually paid to our other NEOs (as calculated above) and our financial and stock performance for the indicated years. In addition, the first chart below compares our cumulative total shareholder return (TSR) and peer group cumulative TSR for the indicated years.

CAP vs. Company Cumulative TSR
Comparison of Company Cumulative TSR and Peer Group TSR
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
-$20,000
Compensation Actually Paid (000s)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
TSR Return on Investment of $100
2020
2021
2022
2023
2024
$100.00
$18,054
$140.81
$120.21
$6,409
$89.85
-$15,040
-$3,534
$46.39
$3,220
$1,649
$95.05
$26.67
$24,977
$6,360
$115.57
$59.47
Comp. Actually Paid to CEO
Avg. Comp. Actually Paid to Other NEOs
Company TSR
Nasdaq Biotechnology Index

CAP vs. Net Income
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
-$20,000
Compensation Actually Paid (000s)
$0
-$50
-$100
-$150
-$200
-$250
Net Income ($M)
$18,054
$6,409
-$152
2021
-$15,040
-$3,534
-$218
2022
$3,220
$1,649
-$205
2023
$24,977
$6,360
-$209
2024
Comp. Actually Paid to CEO
Avg. Comp. Actually Paid to Other NEOs
Net Income (GAAP)

CAP vs. Revenue
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
-$20,000
Compensation Actually Paid (000s)
$350
$300
$250
$200
$150
$100
$50
Revenue ($M)
$18,054
$6,409
$132
2021
$204
-$15,040
-$3,534
2022
$245
$3,220
$1,649
2023
$24,977
$313
$6,360
2024
Comp. Actually Paid to CEO
Avg. Comp. Actually Paid to Other NEOs
Revenue

Company’s Most Important Financial Performance Measures

The following were the most important financial performance measures (and non-financial performance measures), as determined by the Company, that link compensation actually paid to our NEOs to the Company’s performance for the most recently completed fiscal year.
•Revenue
•Adjusted Gross Profit
•Ending Cash Balance

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of December 6, 2024 by:
(1)each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;
(2)each of our NEOs;
(3)each of our directors or director nominees; and
(4)all executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. To our knowledge, no person or entity except as set forth below, is the beneficial owner of more than 5% of the voting power of our common stock as of the close of business on December 6, 2024.
Under SEC rules, the calculation of the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person includes both outstanding shares of our common stock then owned as well as any shares of our common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of December 6, 2024 and shares issuable upon the settlement of RSU awards held by that person that will vest within 60 days of December 6, 2024. Shares subject to those options and RSU awards for a particular person are not included as outstanding, however, for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our common stock on 59,522,846 shares of our common stock outstanding as of December 6, 2024. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Twist Bioscience Corporation, 681 Gateway Boulevard, South San Francisco, California 94080.

		Shares beneficially owned
Name of beneficial owner	Common stock	Options exercisable within 60 days		RSU Awards vesting within 60 days	Aggregate number of shares beneficially owned	%
5% or more stockholders:
Artisan Partners Limited Partnership(1)	6,068,671	—		—	6,068,671	10.20
BlackRock, Inc.(2)	5,946,345	—		—	5,946,345	9.99
The Vanguard Group(3)	5,475,322	—		—	5,475,322	9.20
ARK Investment Management LLC(4)	5,358,093	—		—	5,358,093	9.00
Invesco Ltd.(5)	3,676,773	—		—	3,676,773	6.18
William Blair Investment Management, LLC(6)	3,549,874	—		—	3,549,874	5.96
State Street Corporation(7)	3,362,215	—		—	3,362,215	5.65
Named executive officers and directors:
Emily M. Leproust, Ph.D.	355,823	613,658		15,349	984,830	1.64
Adam Laponis	6,923	—		14,062	20,985	*
Patrick Finn, Ph.D.	140,826	80,851		9,497	231,174	*
Paula Green	50,642	77,019		3,117	130,778	*
Dennis Cho	56,525	6,826		3,081	66,432	*
William Banyai, Ph.D.	298,588	247,974		4,196	550,758	*
James M. Thorburn	69,532	23,355	(10)	—	92,887	*
Nelson C. Chan	17,776	38,396		—	56,172	*
Robert Chess(8)	15,826	51,275		—	67,101	*
Keith Crandell(9)	88,236	22,858		—	111,094	*
Jan Johannessen	8,125	45,162		—	53,287	*
Xiaoying Mai	25,242	22,858		—	48,100	*
Robert Ragusa	13,115	12,270		—	25,385	*
Melissa A. Starovasnik, Ph.D.	11,339	2,739		—	14,078	*
All current directors and executive officers as a group (13 persons)	800,583	973,912		45,458	1,819,953	3.01
__________________
*Represents beneficial ownership of less than one percent of the outstanding shares of our common stock.
(1)Based on a Schedule 13G/A filed by Artisan Partners Limited Partnership, Artisan Investments GP LLC, Artisan Partners Holdings LP, Artisan Partners Asset Management Inc. (collectively, “Artisan”) on July 9, 2024. The address for Artisan is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.
(2)Based on a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) on January 24, 2024. The address for BlackRock is 50 Hudson Yards, New York, NY 10001.
(3)Based on a Schedule 13G/A filed by The Vanguard Group (“Vanguard”) on February 13, 2024. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(4)Based on a Form 13F filed by ARK Investment Management LLC (“ARK Investment Management”) on October 31, 2024. The address of ARK Investment Management is 200 Central Avenue, St. Petersburg, FL 33701.
(5)Based on a Schedule 13G filed by Invesco Ltd. (“Invesco”) on November 8, 2024. The address for Invesco is 1331 Spring Street NW, Suite 2500, Atlanta, GA 30309.
(6)Based on a Schedule 13G filed by William Blair Investment Management, LLC (“William Blair”) on February 12, 2024. The address for William Blair is 150 North Riverside Plaza, Chicago, IL 60606.
(7)Based on a Schedule 13G/A filed by State Street Corporation (“State Street”) on January 25, 2024. The address for State Street is State Street Financial Center, One Lincoln Street Boston, MA 02111.

(8)Based on a Form 4 filed by Robert Chess on November 13, 2024, the Chess 1997 Trust owns 42,528 shares of common stock.
(9)Based on a Form 4 filed by Keith Crandell on February 10, 2022, the Keith Crandell Trust owns 76,047 shares of common stock.
(10)Exercisable until January 1, 2025 (the 3-month anniversary of the end of Mr. Thorburn’s employment), at which time the options will be cancelled.

PROPOSAL 2 — NON-BINDING, ADVISORY VOTE TO APPROVE THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Our Board is committed to excellence in governance. As part of that commitment, and as required by Section 14A of the Exchange Act, our Board is providing the stockholders with an opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers.
As more fully described in the section of this proxy statement entitled “Executive Compensation”, including “Compensation Discussion and Analysis” and related compensation tables, our executive compensation program is designed to attract, retain, and motivate talented individuals with the executive experience and leadership skills necessary for us to increase stockholder value. Highlights from fiscal year 2024 compared with fiscal year 2023 included:
•Revenue increased by 28% to a record $313 million in fiscal year 2024 from $245 million in fiscal year 2023;
•Gross profit improved to $133 million in fiscal year 2024, an increase of 48% over fiscal year 2023’s gross profit of $90 million; and
•Cash, cash equivalents and short-term investments on September 30, 2024 stood at $276 million.
The following proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as discussed in this proxy statement. Accordingly, we are asking our stockholders to vote for the following resolution:
“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in its proxy statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
Before you vote, we recommend that you read the Executive Compensation section of this proxy statement for additional details on our executive compensation programs and philosophy.
This vote is advisory, and therefore not binding on us, our Board or the compensation committee. However, our Board and compensation committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering future compensation decisions for our named executive officers.
Vote Required
Approval on a non-binding, advisory basis of the compensation of our named executive officers requires an affirmative vote of a majority of the votes cast affirmatively or negatively. If you ABSTAIN from voting on proposal 2, the abstention will have no effect on the outcome of the non-binding, advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in this proxy statement.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit and risk committee has recommended, and our Board has approved, the appointment of EY as our independent registered public accounting firm for the fiscal year ending September 30, 2025. We are soliciting stockholder ratification of the appointment of EY, although stockholder ratification is not required by law. If the appointment of EY is not ratified at the Annual Meeting, the audit and risk committee will consider whether to appoint a different independent registered public accounting firm.
A representative of EY is expected to be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.
Principal Accountant Fees and Services
Current Independent Registered Public Accounting Firm Fees
The following table sets forth the fees for professional services rendered by EY in connection with the audits of our annual financial statements for the fiscal years ended September 30, 2024 and 2023 and for other services rendered by EY during those periods. The table also sets forth the fees for professional service fees rendered by PricewaterhouseCoopers LLP (“PwC”), our former independent public accounting firm, for the fiscal year ended September 30, 2023. All fees described below were approved by the audit and risk committee.

	Fiscal 2024(4)		Fiscal 2023(3)		Fiscal 2023(2)
Audit Fees(1)	$4,759,823		$3,985,000	$125,000	$125,000
Audit-Related Fees	—		—		—
Tax Fees	20,600	(5)	—		—
All Other Fees	—		—		—
Total Fees	$4,780,423		$3,985,000		$125,000
__________________
(1)Audit Fees consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, the review of our quarterly condensed consolidated financial statements, and audit services that are normally provided by independent registered public accounting firms in connection with regulatory filings. This category also includes fees for professional services provided in connection with our public follow-on offerings, including comfort letters, consents and review of documents filed with the SEC.
(2)Represent fees billed by PwC for the year ended September 30, 2023.
(3)Represents fees billed by EY for the year ended September 30, 2023.
(4)Represent fees billed by EY for the year ended September 30, 2024.
(5)Represents fees for tax compliance billed by EY for the year ended September 30, 2024.
Pre-Approval Policy
Under our audit and risk committee’s policy governing our use of the services of our independent registered public accountants, the audit and risk committee is required to pre-approve all audit and permitted non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence. In the fiscal years ended September 30, 2024 and 2023, all fees identified above under the captions “Audit Fees” and “Tax Fees” that were billed by EY and PwC were approved by the audit and risk committee in accordance with SEC requirements.
Vote Required
Ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending September 30, 2025 requires an affirmative vote of a majority of the votes cast affirmatively or negatively. If you abstain from voting on Proposal 3, the abstention will have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2025.

PROPOSAL 4 — APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2018 EQUITY INCENTIVE PLAN

This is a proposal to approve an amendment and restatement of our 2018 Equity Incentive Plan (the “Plan”), to (i) increase the authorized shares issuable under the Plan by [_____] shares, (ii) eliminate the “evergreen” provision, and (iii) make such other material updates as described below (the Plan, as amended and restated, the “Amended and Restated Plan”). If the stockholders approve amending the Plan, the Amended and Restated Plan will become effective upon the date of the Annual Meeting (i.e., February 5, 2025). A copy of the proposed Amended and Restated Plan is attached as Annex A to this proxy statement.
Summary of Material Changes Being Made to the Current Plan
The Amended and Restated Plan will make the following material changes to the Plan:

Increase in Authorized Shares	Increase the number of shares authorized for issuance under the Plan by [_____].
Eliminate “Evergreen” Provision	Delete Section 3(b) of the Plan which provides for an automatic annual increase in the number of shares reserved for issuance of future awards under the Plan.
Prohibition on Payment of Dividends and Dividend Equivalents on Unvested Awards	The Amended and Restated Plan provides that dividends or dividend equivalents will not be paid out on unvested awards. In our view, from an incentive and retention perspective, dividends, dividend equivalents and other distributions on unvested awards should be paid or settled only after the underlying awards have been earned and not during the performance/service vesting period. Furthermore, no dividend equivalents or otherwise may be credited with respect to stock options and stock appreciation rights, whether vested or unvested.
Specific Disclosure of Equity Award Treatment Upon a Change in Control
The Amended and Restated Plan specifically provides that in the event of a change in control of the Company, (i) with respect to each outstanding award that is assumed or substituted in connection with a change in control, in the event the participant incurs a termination of service other than for cause, during the 24-month period following such change in control, on the date of such termination of service (A) such award shall become fully vested and, if applicable, exercisable, (B) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse and (C) any performance conditions imposed with respect to such award shall be deemed to be achieved at target performance levels; and (ii) with respect to each outstanding award that is not assumed or substituted in connection with a change in control, immediately prior to the occurrence of the change in control (A) such award shall become fully vested and, if applicable, exercisable, (B) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse and (C) any performance conditions imposed with respect to such award shall be deemed to be achieved at target performance levels; provided, that in lieu of the foregoing, and solely with respect to this clause (ii), the plan administrator may also provide for the cash-out of vested and unvested awards (at target performance levels with respect to performance-based awards).

Purpose of Share Reserve Increase
As of September 30, 2024, a total of [_____] shares of our common stock remained available for future grants under the Plan. We believe that the current share reserve amount is insufficient to meet our future needs with respect to attracting, motivating and retaining key executives and employees in a competitive market for talent. We consider the Plan to be a vital element of our employee compensation program and believe that the continued ability to grant stock awards at competitive levels is in the best interests of the Company and our stockholders.
The table below shows the stock awards that were outstanding and shares available for future grants under all existing equity compensation plans as of December 31, 2024. As of December 31, 2024, the closing sale price of a share of the Company’s common stock on The Nasdaq Global Select Market was $[•].

Shares underlying outstanding stock options(#)(1)	Weighted average exercise price per share ($)	Weighted average remaining term	Shares underlying outstanding time- based full value awards(2)	Shares underlying outstanding performance- based full value awards(3)	Shares available for future grant(4)

__________________
(1) No stock appreciation rights were outstanding as of December 31, 2024.Includes both time-based stock options and performance stock options outstanding as December 31, 2024.
(2) Consists of restricted stock units.
(3) Consists of performance-based restricted stock units (PRSUs). The number of shares underlying outstanding PRSU awards assumes maximum performance for awards.
(4) Assumes maximum payout of outstanding PRSU awards. Consists of [_____] shares under the Plan and [_____] shares under the Inducement Equity Incentive Plan.

Burn Rate and Equity Overhang
While the use of long-term incentives in the form of equity awards is an important part of our compensation program, we recognize that stock awards dilute existing stockholders and are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. The compensation committee regularly reviews our burn rate and equity overhang activity in order to thoughtfully manage our long-term stockholder dilution.
Burn rate is generally calculated as the number of shares granted over a set period divided by the weighted average number of shares outstanding, and generally demonstrates how quickly a company uses available shares. The following table provides our average three-year burn rate under the Plan and the Inducement Equity Incentive Plan:

Elements	Fiscal 2024	Fiscal 2023	Fiscal 2022	Three-Year Average
Stock options granted	[ ]	[ ]	[ ]
Time-based restricted stock units granted (a)	[ ]	[ ]	[ ]
Performance-based restricted unit awards (PRSUs) granted (b)	[ ]	[ ]	[ ]
Total full-value awards ((a) + (b))	[ ]	[ ]	[ ]
Weighted-average number of shares of common stock outstanding as of fiscal-year end	[ ]	[ ]	[ ]
Burn Rate	[ ]%	[ ]%	[ ]%	[ ]%

The compensation committee believes that this burn rate is reasonable for a company in our industry.
Overhang provides a measure of the potential dilutive effect of all outstanding equity awards and shares available for future grants. We calculated overhang as (A) the sum of (i) the total number of shares subject to outstanding equity awards, (ii) the number of shares remaining available for future grant under the Plan, and (iii) the contemplated [•] shares to be authorized under the Plan divided by (B) the total number of shares of common stock outstanding, plus the number of shares in (A). Our overhang as of December 31, 2024 was [•]%. If the Amended and Restated Plan is approved by stockholders, the total potential overhang from shares authorized for issuance will increase by [•]% to [•]%. The compensation committee believes that this number of shares of common stock under the Plan represents a reasonable amount of potential equity dilution, which will allow the Company to continue awarding equity awards, and that the Company's ability to grant equity and equity-based compensation is vital to its ability to continue to attract and retain key personnel.
The historical burn rate and the potential dilution described above may not be indicative of what the actual amounts will be in the future.
Expected Duration of Share Reserve
Based on our historical share usage, we estimate that the addition of [______] shares will provide us with a sufficient reserve to make grants of stock awards in 2025 and 2026. However, the actual duration of the share reserve will depend on currently unknown factors, such as the Company’s stock price, changes in participation, hiring and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, and the rate of returned shares due to forfeitures.
Key Shareholder Friendly Provisions of the Amended and Restated Plan
We have designed the Amended and Restated Plan to include a number of provisions that we believe promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors, officers, employees and other service providers and stockholders’ interests. These provisions include, but are not limited to, the following:
•No Evergreen Provision. There is no “evergreen” feature pursuant to which the shares authorized for issuance under the Amended and Restated Plan can be automatically replenished.
•No Discounted Options or Discounted Stock Appreciation Rights. Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.
•No Repricing or Cash Buyouts Without Stockholder Approval. The Company cannot, without stockholder approval, reduce the exercise price of a stock option or stock appreciation right, and at any time when the exercise price of a stock option or stock appreciation right is above the market value of the Company’s common stock, the Company cannot, without stockholder approval, cancel and re-grant or exchange such stock option or stock appreciation right for cash, other awards or a new stock option or stock appreciation right at a lower exercise price.
•No Transferability. In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered.
•No Automatic Grants. The Amended and Restated Plan does not provide for “reload” or other automatic grants to participants.
•No Tax Gross-ups. The Amended and Restated Plan does not provide for any tax gross-ups.
•Awards Subject to Clawback. All awards granted under the Amended and Restated Plan are subject to recoupment in accordance with the Company’s Compensation Recovery Policy.
•No Dividends and Dividend Equivalents on Unvested Awards. Dividends and dividend equivalents will not be paid or settled with respect to any stock award granted under the Amended and Restated Plan until the underlying shares or units vest, and no dividend equivalents or otherwise may be credited with respect to options and stock appreciation rights.
•Specific Disclosure of Equity Award Treatment Upon a Change in Control. The Amended and Restated Plan provides specific disclosure regarding treatment of outstanding equity awards upon a change in control.

Compensation Committee Approval of the Amended and Restated Plan
On December 18, 2024, the compensation committee approved the Amended and Restated Plan to increase the authorized shares issuable under the Plan and make such other materials changes as described above, subject to approval from our stockholders at the 2025 Annual Meeting.
Summary of the Amended and Restated Plan
The following provides a summary of the material features of the Amended and Restated Plan and its operation. This summary does not purport to be a complete description of all of the provisions of the Amended and Restated Plan. The Amended and Restated Plan is set forth in its entirety as Annex A to this proxy statement, and all descriptions of the Amended and Restated Plan contained in this Proposal 4 are qualified by reference to Annex A.

Types of Awards Available under the Amended and Restated Plan

We may grant the following types of incentive awards under the Amended and Restated Plan: (i) stock options; (ii) stock appreciation rights; (iii) restricted stock awards; (iv) restricted stock units; (v) performance units; and (vi) performance shares.

Plan Administration
The Amended and Restated Plan will continue to be administered by the Board or by a committee of the Board (the “Administrator”). Any such committee will consist of “independent directors” within the meaning of the Listing Rules of The Nasdaq Stock Market and the committee or a subcommittee of the committee will consist of at least two members of the Board, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company expects the compensation committee of the Board will continue to administer the plan. The Administrator may delegate its duties, power and authority under the plan to any of the Company’s officers to the extent consistent with applicable Delaware corporate law, except with respect to participants subject to Section 16 of the Exchange Act.
The Administrator has the authority to determine all provisions of incentive awards consistent with terms of the Amended and Restated Plan, including the eligible recipients who will be granted one or more incentive awards under the Amended and Restated Plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject. The Administrator has the authority to pay the economic value of any incentive award in the form of cash, the Company’s common stock or any combination of both, and may amend or modify the terms of outstanding incentive awards (except for any prohibited “repricing” of options, discussed below) so long as the amended or modified terms are permitted under the Amended and Restated Plan and any adversely affected participant has consented to the amendment or modification.
Except in connection with certain specified changes in the Company’s corporate structure or shares, the Administrator may not, without prior approval of the Company’s stockholders, institute a program under which outstanding awards are amended to provide for a lower exercise price or surrendered or cancelled in exchange for (i) awards with a lower exercise price, (ii) a different type of award under a different equity incentive plan, (iii) cash, or (iv) a combination of (i), (ii) and/or (iii).

Shares Available for Issuance under the Amended and Restated Plan; Elimination of Evergreen Provision
The maximum number of shares of the Company’s common stock reserved for issuance under the Amended and Restated Plan will be [____] shares, which number is the sum of (i) [_____] new shares plus (ii) any shares that, as of the effective date of the Amended and Restated Plan, have been reserved but not issued pursuant to any awards granted under the Plan and are not subject to any awards granted thereunder in an amount not to exceed [_____] shares, and (iii) any shares subject to awards under the Plan that otherwise would have been returned to the Plan on or after the effective date of the Amended and Restated Plan on account of the expiration, cancellation, forfeiture or repurchase of awards granted thereunder in an amount not to exceed [_____] shares.
Under Section 3(b) of the Plan, each year the share reserve under the Plan is automatically increased on the first day of each fiscal year in an amount equal to the lessor of (i) 999,900 shares, (ii) four percent (4%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year and (iii) such number of shares of common stock determined by the Board. Pursuant to the Amended and Restated Plan, this “evergreen” provision would be eliminated in its entirety.
Shares of the Company’s common stock that are issued under the Amended and Restated Plan or that potentially are issuable pursuant to outstanding incentive awards reduce the number of shares remaining available. To the extent an award should expire or be forfeited or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an exchange program, the unissued shares that were subject thereto shall, unless the Amended and Restated Plan shall have been terminated, continue to be available under the Amended and Restated Plan for issuance pursuant to future awards. In addition, any shares which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such award shall be treated as not issued and shall continue to be available under the Amended and Restated Plan for issuance pursuant to future awards. Shares issued under the Amended and Restated Plan and later forfeited to the Company due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the shares (including, without limitation, upon forfeiture to or repurchase by the Company in connection with a participant ceasing to be a service provider) shall again be available for future grant under the Amended and Restated Plan. To the extent an award under the Amended and Restated Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the Amended and Restated Plan.

Eligibility to Receive Awards
The Administrator selects the employees, consultants and non-employee directors who will be granted awards under the Amended and Restated Plan. The actual number of employees, consultants and non-employee directors who will receive an award under the Amended and Restated Plan cannot be determined in advance because the Administrator has the discretion to select the participants. As of the Record Date, approximately [__] employees, [__] consultants and [__] non-employee directors were eligible to participate in the Amended and Restated Plan.

Stock Options
A stock option is the right to acquire shares of our common stock at a fixed exercise price for a fixed period of time. Under the Amended and Restated Plan, the Administrator may grant nonqualified stock options and incentive stock options, subject to the share limitations described above.

Exercise Price of an Option
The exercise price to be paid by a participant at the time an option is exercised may not be less than 100 percent of the fair market value of one share of the Company’s common stock on the date of grant (or 110 percent of the fair market value of one share of the Company’s common stock on the date of grant of an incentive stock option if the participant owns, directly or indirectly, more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary). However, in the event options are granted as a result of the Company’s assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the Administrator pursuant to the conversion terms applicable to the transaction. At any time while the Company’s common stock is listed on The Nasdaq Stock Market, “fair market value” under the plan means the closing sale price of a share at the end of the regular trading session on the date of grant as reported by The Nasdaq Stock as of the date in question (or, if no shares were traded on such date, the next preceding day on which there was such a trade).

Payment for the Exercise Price of an Option
The total purchase price of the shares to be purchased upon exercise of an option will be paid in such manner as authorized by the Administrator and permitted by the award agreement and the Amended and Restated Plan.

Option Exercises
Options may be exercised in whole or in installments, as determined by the Administrator, and the Administrator may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by the Company for a certain period or that the participant or the Company (or any subsidiary, division or other subunit of the Company) satisfy certain specified performance objectives. An option may not become exercisable, nor remain exercisable after 10 years from its date of grant (five years from its date of grant in the case of an incentive stock option if the participant owns, directly or indirectly, more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary).

Stock Appreciation Rights
A stock appreciation right is the right to receive a payment from the Company, in the form of shares of the Company’s common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of the Company’s common stock and a specified exercise price of such shares. Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended and Restated Plan, as may be determined by the Administrator. At the discretion of the Administrator, the payment upon stock appreciation right exercise may be in cash, in shares of equivalent value, or in some combination thereof.
The exercise price of a stock appreciation right will be determined by the Administrator, in its discretion, at the date of grant but may not be less than 100 percent of the fair market value of one share of the Company’s common stock on the date of grant. However, in the event that stock appreciation rights are granted as a result of the Company’s assumption or substitution of stock appreciation rights in a merger or acquisition, the exercise price will be the price determined by the Administrator pursuant to the conversion terms applicable to the transaction. A stock appreciation right will become exercisable at such time and in such installments as may be determined by the Administrator in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after 10 years from its date of grant.

Restricted Stock Awards
A restricted stock award is an award of the Company’s common stock that vests at such times and in such installments as may be determined by the Administrator and, until it vests, is subject to restrictions on transferability and/or the possibility of forfeiture. The Administrator may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously employed by the Company for a certain period or that the participant or the Company (or any subsidiary, division or other subunit of the Company) satisfy specified performance objectives.

Restricted Stock Units
A restricted stock unit is a right to receive the fair market value of one or more shares of the Company’s common stock, payable in cash, shares of the Company’s common stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified performance objectives. Restricted stock units will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended and Restated Plan, as may be determined by the Administrator.

Performance Units and Performance Shares
A participant may be granted one or more performance units or performance shares under the Amended and Restated Plan, and such performance units or performance shares will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended and Restated Plan, as may be determined by the Administrator in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.

Dividends, Dividend Equivalents and Other Distributions
Dividends or other distributions may be paid or credited, as applicable, with respect to any shares subject to an award, as determined by the Administrator and contained in the applicable award agreement, which may take the form of dividend equivalents or otherwise; provided, however, that (i) dividends or other distributions (including dividend equivalents) may be paid or distributed with respect to any such shares only if, when and to the extent such shares have vested under the terms of such award agreement, (ii) any dividends or other distributions (including dividend equivalents) that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such award agreement (including, but not limited to, any vesting conditions), and (iii) any dividends that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such award agreement. Dividend equivalents or otherwise may not be credited with respect to options and stock appreciation rights unless such dividend equivalents comply with applicable laws, including but not limited to Section 409A of the Code.

Consequences of Changes in our Capital Structure
In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of shares, subdivision of shares, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of common stock or other securities of the Company or other significant corporate transaction, or other change affecting the common stock occurs, the Administrator, in order to prevent dilution, diminution or enlargement of the benefits or potential benefits intended to be made available under the Amended and Restated Plan, will, in such manner as it may deem equitable, adjust the number, kind and class of securities that may be delivered under the Amended and Restated Plan and/or the number, class, kind and price of securities covered by each outstanding award. This authority does not, however, permit the Administrator to take any action:
•To reserve shares or grant incentive awards in excess of the limitations provided in the Amended and Restated Plan;
•To effect any repricing of options;
•To grant options or stock appreciation rights having an exercise price less than 100 percent of the “fair market value” (as defined below) of one share of the Company’s common stock on the date of grant; or
•For which stockholder approval would then be required pursuant to Section 422 of the Code, the Listing Rules of The Nasdaq Stock Market or other applicable market or exchange.

Consequences of a Merger or Similar Transaction

In the event of (i) a transfer of all or substantially all of the Company’s assets, (ii) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding capital stock (a “Corporate Transaction”), each outstanding award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any participant and need not treat all outstanding awards (or portion thereof) in an identical manner. Such determination, without the consent of any participant, may provide (without limitation) for one or more of the following in the event of a Corporate Transaction: (A) the continuation of such outstanding awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or other equity awards for such awards; (D) the cancellation of such awards in exchange for a payment to the participants equal to the excess of (1) the fair market value of the shares subject to such awards as of the closing date of such Corporate Transaction over (2) the exercise price or purchase price paid or to be paid (if any) for the shares subject to the awards; provided that at the discretion of the Administrator, such payment may be subject to the same conditions that apply to the consideration that will be paid to holders of shares in connection with the transaction; provided, however, that any payout in connection with a terminated award shall comply with Section 409A of the Code to the extent necessary to avoid taxation thereunder; or (E) the opportunity for participants to exercise the options prior to the occurrence of the Corporate Transaction and the termination (for no consideration) upon the consummation of such Corporate Transaction of any options not exercised prior thereto.
The Amended and Restated Plan specifically provides that in the event of a change in control of the Company, (i) with respect to each outstanding award that is assumed or substituted in connection with a change in control, in the event the participant incurs a termination of service other than for cause, during the 24-month period following such change in control, on the date of such termination of service (A) such award shall become fully vested and, if applicable, exercisable, (B) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse and (C) any performance conditions imposed with respect to such award shall be deemed to be achieved at target performance levels; and (ii) with respect to each outstanding award that is not assumed or substituted in connection with a change in control, immediately prior to the occurrence of the change in control (A) such award shall become fully vested and, if applicable, exercisable, (B) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse and (C) any performance conditions imposed with respect to such award shall be deemed to be achieved at target performance levels; provided, that in lieu of the foregoing, and solely with respect to this clause (ii), the Administrator may also provide for the cash-out of vested and unvested awards (at target performance levels with respect to performance-based awards).
For purposes of the Amended and Restated Plan, a “Change in Control” of the Company occurs upon:
•The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if the Company’s stockholders immediately prior to such merger, consolidation or reorganization cease to directly or indirectly own immediately after such merger, consolidation or reorganization at least a majority of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or reorganization;
•The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets (other than (x) to a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (y) to a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of common stock or (z) to a continuing or surviving entity described in the bullet above in connection with a merger, consolidation or reorganization which does not result in a Change in Control under described in the bullet above;
•A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or
•The consummation of any transaction as a result of which any Person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Section 2(h), the term “Person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude: a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate of the Company; a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of common stock; the Company; and a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions. In addition, if any Person (as defined above) is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered to cause a Change in Control. If required for compliance with Code Section 409A, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

Transferability of Awards
Unless determined otherwise by the Administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. If the Administrator makes an award transferable, such award will contain such additional terms and conditions as the Administrator deems appropriate.

Effect of Termination of Employment or Other Services
If a participant ceases to be employed by, or perform other services for the Company, all incentive awards held by the participant will be treated as set forth below unless provided otherwise in the agreement evidencing the incentive award or modified by the Administrator in its discretion as set forth below. Upon termination due to death or disability, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of twelve (12) months thereafter (but in no event after the expiration date of any such option or stock appreciation rights), and all unvested restricted stock awards, all outstanding stock unit awards or restricted stock units, performance awards or units and stock bonuses then held by the participant will be terminated and forfeited. Upon termination for a reason other than death or disability, which is not also for “cause” (as defined in the Amended and Restated Plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three (3) months after such termination (but in no event after the expiration date of any such option or stock appreciation right). Also, upon such termination all options and stock appreciation rights that are not exercisable, all unvested restricted stock awards, and all outstanding stock unit awards or restricted stock units, performance awards or units and stock bonuses then held by the participant will be terminated and forfeited. Upon termination for “cause,” all rights of the participant under the Amended and Restated Plan and any award agreements evidencing an incentive award then held by the participant shall terminate and be forfeited without notice of any kind.

Compensation Recovery Policy
All awards granted under the Amended and Restated Plan will be subject to recoupment in accordance with any compensation recovery policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. In addition, the Board may impose such other compensation, recovery or recoupment provisions in an award agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of an event constituting “cause.” No recovery of compensation under such a policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

Amendment and Termination
Unless terminated earlier, the Amended and Restated Plan will terminate on September 26, 2028. Incentive awards outstanding at the time the Amended and Restated Plan is terminated may continue to be exercised, earned or become free of restriction, according to their terms. The Board may suspend or terminate the Amended and Restated Plan or any portion of the Amended and Restated Plan at any time. In addition to the Administrator’s authority to amend the Amended and Restated Plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, the Board may amend the Amended and Restated Plan from time to time in order that incentive awards under the Amended and Restated Plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in the Company’s best interests; provided, however, that no amendments to the Amended and Restated Plan will be effective without stockholder approval, if it is required under Section 422 of the Code or the Listing Rules of The Nasdaq Stock Market, or if the amendment seeks to increase the number of shares reserved for issuance under the Amended and Restated Plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option repricing. Termination, suspension or amendment of the Amended and Restated Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in the Company’s capitalization or a “change in control” of the Company.

Federal Tax Consequences to Participants as a Result of Receiving an Award under the Amended and Restated Plan
The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers resulting from awards granted under the Amended and Restated Plan based on federal income tax laws in effect on the date of this proxy statement.
This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisors concerning the tax implications of awards granted under the Amended and Restated Plan.

Nonqualified Stock Options
No taxable income generally is reportable when a nonqualified stock option is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be a capital gain or loss.

Incentive Stock Options
No taxable income is reportable when an incentive stock option is granted or exercised, unless the alternative minimum tax, or AMT, rules apply, in which case AMT taxation will occur in the year of exercise. If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as a capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, the participant generally will have ordinary income at the time of the sale equal to the difference between the fair market value of the shares on the exercise date, or the sale price, if less, and the exercise price of the option. Any additional gain or loss generally will be taxable at long-term or short-term capital gain rates, depending on whether the participant has held the shares for more than one year.

Restricted Stock
A participant will not recognize taxable income upon the grant of restricted stock unless the participant elects to be taxed at that time. Instead, a participant generally will recognize ordinary income at the time of vesting equal to the difference between the fair market value of the shares on the vesting date and the amount, if any, paid for the shares. However, the recipient of a restricted stock award may elect, through a filing with the Internal Revenue Service, to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares) on the date the award is granted.

Restricted Stock Units
A participant generally will not recognize taxable income upon grant of restricted stock units. Instead, the participant generally will recognize ordinary income at the time the restricted stock units are settled equal to the fair market value of the shares on the settlement date less the amount, if any, paid for the shares.

Stock Appreciation Rights
A participant generally will not recognize taxable income upon the grant of a stock appreciation right. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the difference between the fair market value of the exercised shares on the exercise date and the corresponding exercise price of the stock appreciation right. Any additional gain or loss recognized upon any later disposition of the shares would be a capital gain or loss.

Dividend Equivalents
A participant generally will recognize ordinary income each time a payment is made or shares are received pursuant to the dividend equivalent equal to the fair market value of the payment made or shares received.

Tax Effects as a Result of Grants of Awards under the Amended and Restated Plan
We generally will be entitled to a tax deduction in connection with the vesting, settlement or exercise of an award under the Amended and Restated Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income, such as when a participant exercises a nonqualified stock option. Special rules limit the deductibility of compensation paid to our certain executive officers. In addition, Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. While the compensation committee considers the deductibility of compensation as one factor in determining executive compensation, the compensation committee retains the discretion to award and pay compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating and retaining key employees.

New Plan Benefits
The Amended and Restated Plan does not provide for set benefits or amounts of awards and we have not approved any awards that are conditioned on stockholder approval of the Amended and Restated Plan. However, as discussed in further detail in the section entitled “Director Compensation,” pursuant to our director compensation program, each continuing non-employee member of our Board will receive RSUs with a fixed grant date value equal to $240,000 on the date of the Annual Meeting. The table below shows, as to each of our NEOs and the various indicated groups, (a) that none of our executive officers (including our NEOs) or employees will receive any set benefits or awards that are conditioned upon stockholder approval of the Amended and Restated Plan and (b) the RSUs that our current non-employee directors as a group (which excludes Ms. Mai, who is not standing for re-election at the Annual Meeting) would receive under the Amended and Restated Plan if they are re-elected at, or continue to serve following, the Annual Meeting based on the terms of our director compensation program.

Name and Position	Dollar value	Number of shares
Emily M. Leproust, Ph.D. Chief Executive Officer and Chair of the Board	$—	—
Adam Laponis Chief Financial Officer	$—	—
Patrick Finn, Ph.D. President and Chief Operating Officer	$—	—
Paula Green Senior Vice President of Human Resources	$—	—
Dennis Cho Chief Legal Officer and Corporate Secretary	$—	—
William Banyai, Ph.D. Senior Vice President of Advanced Development and General Manager of Data Storage	$—	—
James M. Thorburn Former Chief Financial Officer	$—	—
All current executive officers as a group (6 persons)	$—	—
All current directors who are not executive officers as a group (7 persons)(1)	$1,440,000	—
All employees, including all current officers who are not executive officers, as a group	$—	—

__________________
(1) Mr. Chan, Mr. Chess, Mr. Crandell, Mr. Johannessen, Mr. Ragusa, and Dr. Starovasnik are eligible to receive an annual grant of RSUs with a grant date fair value of $240,000 for their service on the Board. The number of shares subject to each non-employee director’s RSU grant will not be determinable until the grant date. See the section entitled “Director Compensation” for more information. Ms. Mai, who is not standing for re-election, is included within this group but is excluded from the calculation of future awards.

Historical Plan Benefits
The following table sets forth, for each of the individuals and groups indicated, the total number of shares of our common stock subject to stock awards that have been granted (even if not currently outstanding) under the Plan, since it originally became effective through the Record Date.

Name and Position (1)	Number of Shares subject to Stock Awards
Emily M. Leproust, Ph.D. Chief Executive Officer and Chair of the Board	[ ]
Adam Laponis Chief Financial Officer	[ ]
Patrick Finn, Ph.D. President and Chief Operating Officer	[ ]
Paula Green Senior Vice President of Human Resources	[ ]
Dennis Cho Chief Legal Officer and Corporate Secretary	[ ]
William Banyai, Ph.D. Senior Vice President of Advanced Development and General Manager of Data Storage	[ ]
James M. Thorburn Former Chief Financial Officer	[ ]

All current executive officers as a group (6 persons)	[ ]
All current directors who are not executive officers as a group (7 persons) (2)	[ ]
All employees, including all current officers who are not executive officers, as a group	[ ]
__________________
(1) No awards have been granted under the Plan to any associate of any of our executive officers or directors. Dr. Leproust and Dr. Finn have each received more than 5% of the total awards granted under the Plan since its inception.
(2) All the non-employee directors who are nominees for election as a director are included within this group. The total number of shares that they were granted on an individual basis are as follows: Mr. Chan, [ ]; Mr. Chess, [ ]; Mr. Crandell, [ ]; Mr. Johannessen, [ ]; Mr. Ragusa, [ ]; and Dr. Starovasnik [ ].

Equity Compensation Plan Information
We currently maintain the following equity compensation plans that provide for the issuance of shares of our common stock to our officers and other employees, directors and consultants, each of which has been approved by our stockholders: our 2018 Equity Incentive Plan and our Employee Stock Purchase Plan (“ESPP”).
The following table provides information as of September 30, 2024 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan	Shares issuable upon exercise of outstanding plan options, warrants and rights (#) (a)	Weighted- average exercise price of outstanding options, warrants and rights ($) (b) (5)	Shares remaining available for future issuance under plan (excluding those reflected in column (a)) (#) (c)
Equity compensation plan approved by security holders(1)	4,516,859	29.60	2,052,425	(2)
Equity compensation plan not approved by security holders (3)	504,676	—	178,000	(4)
Total	5,021,535	29.60	2,230,425
__________________
(1)Includes our 2013 Stock Plan, 2018 Equity Incentive Plan and 2018 Employee Stock Purchase Plan.
(2)Includes 611,697 shares that remain available for purchase under the 2018 Employee Stock Purchase Plan and 1,440,728 shares of common stock that remain available for grant under the 2018 Equity Incentive Plan. There are no shares of common stock available for issuance under our 2013 Stock Plan, but the plan continues to govern the terms of stock options granted thereunder. Any shares of common stock that are subject to outstanding awards under the 2013 Stock Plan that are issuable upon the exercise of stock options that expire or become unexercisable for any reason without having been exercised in full will generally be available for future grant and issuance under our 2018 Equity Incentive Plan. In addition, the 2018 Equity Incentive Plan provides for an automatic increase in the number of shares reserved for issuance thereunder on the first day of each fiscal year beginning with the 2020 fiscal year for the remaining term of the plan equal to the least of (a) 4.0% of the number of issued and outstanding shares of common stock outstanding at that time, (b) 999,900 shares, or (c) a lesser amount as approved by the Board each year. Also, the 2018 Employee Stock Purchase Plan provides for an automatic annual increase in the number of shares reserved for issuance thereunder on the first day of each fiscal year for the remaining term of the plan equal to the least of (a) 1.0% of the number of issued and outstanding shares of common stock outstanding, (b) 249,470 shares, or (c) a lesser amount as approved by the Board each year.
(3)Includes our Inducement Equity Incentive Plan. Each award under the Inducement Equity Incentive Plan is intended to qualify as an employment inducement award under Nasdaq Listing Rule 5635(c)(4).
(4)Includes 178,000 shares that remain available for grant under the Inducement Equity Incentive Plan.
(5)Does not reflect shares of common stock underlying outstanding unvested restricted stock unit awards included in column (a) because these awards have no exercise price.

Considerations of the Board
We believe that the Amended and Restated Plan and the approval of its material terms are essential to our continued success. Our employees and consultants are our most valuable asset. Equity awards such as those provided under the Amended and Restated Plan will substantially assist us in continuing to attract and retain employees, consultants and non-employee directors in the extremely competitive labor markets in which we compete. Such awards also are crucial to our ability to motivate employees and consultants to achieve our goals. We will benefit from increased stock ownership by selected executives, other employees, consultants and non-employee directors. The increase in the reserve of common stock available under the Amended and Restated Plan will enable us to continue to grant such awards to executives, other eligible employees, our consultants and non-employee directors. If our stockholders do not approve this Proposal 4, the Amended and Restated Plan and the share reserve increase described above will not become effective and the annual automatic increase in the share reserve under the Plan will remain effective.

Required Vote; Recommendation of the Board
Approval of the proposed amendment and restatement of the Plan requires an affirmative vote of a majority of the votes cast affirmatively or negatively. If you abstain from voting on Proposal 4, the abstention will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 4.

PROPOSAL 5 — APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE

Summary

We are asking our stockholders to approve an amendment to our Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares as set forth in numbered paragraph 3 of Annex B to this proxy statement. The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. The number of authorized shares of our preferred stock will not be affected by this amendment if approved by our stockholders and will remain at 10,000,000.

Substantially all of our currently authorized common stock has been issued or is reserved for issuance upon exercise or conversion of existing stock-based incentive rewards. In order to fund our operations or grow our business, we may need to raise cash from financing sources. One of the ways we may raise such cash is by issuing shares from time to time. Without additional authorized common stock, we may be unable to raise the financing we may need to maintain our operations or grow our business. Other important corporate needs, including issuing stock in potential acquisitions, require additional authorized common stock as well.

Article IV of our Charter currently authorizes us to issue up to 110,000,000 shares of stock, 100,000,000 of which are designated as common stock, par value $0.00001 per share, and 10,000,000 shares of which are designated as preferred stock, par value $0.00001 per share. Our common stock is all of a single class, with equal voting, distribution, liquidation and other rights. As of December 31, 2024, [•] shares of common stock were issued and outstanding, no shares of our preferred stock were outstanding, [•] shares of common stock were reserved for issuance under outstanding stock options and RSUs, [•] shares of common stock were available for future issuances under the Plan (without taking into account the proposed [•] share reserve increase for the Plan as proposed in proposal 4) and [•] shares of common stock were reserved for issuance under the ESPP.

We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:
•our stock incentive plans;
•acquisitions;
•strategic investments;
•partnerships, collaborations and other similar transactions;
•corporate transactions, such as stock splits or stock dividends;
•financing transactions, such as public or private offerings of common stock or convertible securities;
•debt or equity restructuring or refinancing transactions, such as debt exchanges or offerings of new convertible debt or modifications to existing securities; and
•other corporate purposes that have not yet been identified.

In order to provide our Board of Directors with certainty and flexibility to undertake transactions to support our future business growth, our Board of Directors deems it is in the best interests of our stockholders and the Company to increase the number of authorized shares of our common stock.

Text of the Proposed Amendment

If this Proposal 5 is approved, the Company proposes to amend the Charter by replacing Section 4.1 of Article IV in its entirety as set forth in Annex B and as shown below.

“4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 210,000,000 shares, consisting of 200,000,000 shares of Common Stock, par value $0.00001 per share (the “Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.00001 per share (the “Preferred Stock”).”

If the proposed amendment to our Charter is adopted, it will become effective upon filing of the amendment with the Secretary of State of the State of Delaware, which we anticipate doing as soon as practicable following stockholder approval of the proposed amendment.

Vote Required

Approval of the proposed amendment to the Charter requires an affirmative vote of a majority of the votes cast affirmatively or negatively. If you abstain from voting on Proposal 5, the abstention will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL 5.

PROPOSAL 6 — APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCLUDE AN OFFICER EXCULPATION PROVISION

Introduction

The Board has unanimously adopted a resolution to amend our certificate of incorporation, subject to stockholder approval, to provide for the elimination or limitation of monetary liability of certain officers of the Company for breaches of the fiduciary duty of care.

If our stockholders approve this proposal at the meeting, the Company will amend Article VII of the Charter as set forth in Annex B to this proxy statement. The description in this proposal should be read in conjunction with the full text of the amendment, which is marked below to show the proposed modifications.

“7.1 Limitation of Personal Liability. To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.”

In accordance with the DGCL, our Board may elect to abandon the amendment without further action by stockholders at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the Amendment.

Purpose and Possible Effects of the Proposed Amendment

Article VII of our Charter currently provides for the Company to limit the monetary liability of directors for breaches of fiduciary duties as a director, pursuant to and consistent with Section 102(b)(7) of the DGCL. Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit a Delaware corporation’s certificate of incorporation to include a provision eliminating or limiting monetary liability for certain officers for breaches of the fiduciary duty of care (the “Section 102(b)(7) Amendment”). Our Board desires to amend our certificate of incorporation to maintain provisions consistent with the governing statutes contained in the DGCL. Prior to the Section 102(b)(7) Amendment, Delaware law permitted Delaware corporations to exculpate directors from personal liability for monetary damages associated with breaches of the fiduciary duty of care, but such protection did not extend to a Delaware corporation’s officers. The Section 102(b)(7) Amendment was adopted to address inconsistent treatment between officers and directors as well as rising litigation and insurance costs for public companies.

This provision would not exculpate any officers from liability for breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit, nor would this provision exculpate such officers from liability for claims brought by or in the right of the Company, such as derivative claims.

Our officers who would be covered by this provision would be our corporate officers, including our President, Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Chief Legal Officer and Corporate Secretary, who served at any time during the course of conduct alleged in the action or proceeding to be wrongful, and any other officer identified in our public filings with the SEC as one of our most highly compensated executive officers at any time during the course of conduct alleged in the action or proceeding to be wrongful.

The Board desires to amend the certificate of incorporation to maintain provisions consistent with the governing statutes contained in the DGCL and believes that amending the certificate of incorporation to add the authorized liability protection for certain officers of the Company, similar to protection in the certificate of incorporation currently afforded directors of the Company, is necessary in order to attract and retain experienced and qualified officers, would potentially reduce the Company’s insurance premium costs, and would potentially reduce litigation costs associated with frivolous lawsuits. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. The Company believes that adopting the proposed amendment would better position the Company to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability.

For the reasons stated above, our Board believes that it is in the interests of the company and its stockholders that the proposed Charter amendment to provide for exculpation of certain officers as described above be approved.

The proposed Charter amendment is not being proposed in response to any specific resignation, threat of resignation, or refusal to serve by any officer or as a result of any pending litigation.

Vote Required

An affirmative vote from holders of two-thirds of the outstanding shares of common stock of the Company will be required to approve the proposal. If you “ABSTAIN” from voting on Proposal 6, the abstention will have the effect of a vote “AGAINST” Proposal 6.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 6.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and, in accordance therewith, file electronically with the SEC our annual, quarterly and current reports, proxy statements and other information. We make available on our website at www.twistbioscience.com, free of charge, copies of these reports, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov. The information in or accessible through the websites referred to above are not incorporated into, and are not considered part of, this proxy statement. Further, our references to the URLs for these websites are intended to be inactive textual references only.

You should rely on the information contained in this proxy statement to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated January 6, 2025. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

FORM 10-K

We will make available, on or about January 6, 2025, the proxy materials, including our 2024 Annual Report, at www.proxyvote.com. We will also make available, solely for your reference and by courtesy, our 2024 Annual Report on the “Investors” page of our website at www.twistbioscience.com.

We will also provide, free of charge, to each person to any stockholder of record or beneficial owner of our common stock as of the record date, upon the written or oral request of any such persons, a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 as filed with the SEC. Requests for such copies should be addressed to our Chief Legal Officer, Dennis Cho, at the address below:
Twist Bioscience Corporation
681 Gateway Boulevard
South San Francisco, California 94080
Attention: Dennis Cho
Telephone: (800) 719-0671
Please include your contact information with the request. The exhibits set forth on the exhibit index of the Form 10-K may be made available at a reasonable charge.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, our representatives will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

ANNEX A

AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN AND FORMS OF AGREEMENT THEREUNDER

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**TWIST BIOSCIENCE CORPORATION**

**2018 EQUITY INCENTIVE PLAN**

**Amended and Restated Effective as of February 5, 2025**

1. Purposes of the Plan. The purposes of this Plan are (a) to attract and retain the best available personnel to ensure the Company's success and accomplish the Company's goals; (b) to incentivize Employees, Directors and Independent Contractors with long-term equity-based compensation to align their interests with the Company's stockholders, and (c) to promote the success of the Company's business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a) "Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 44 of the Plan.

(b) "Affiliate" means (i) an entity other than a Subsidiary which, together with the Company, is under common control of a third person or entity and (ii) an entity other than a Subsidiary in which the Company and/or one or more Subsidiaries own a controlling interest.

(c) "Applicable Laws" means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, rules and regulations, the rules and regulations of any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws, rules and regulations of any other country or jurisdiction where Awards are, or will be, granted under the Plan or Participants reside or provide services to the Company or any Parent or Subsidiary of the Company, as such laws, rules, and regulations shall be in effect from time to time.

(d) "Award" means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(e) "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) "Board" means the Board of Directors of the Company.

(g) "Cause" means, with respect to the termination of a Participant's status as a Service Provider, except as otherwise defined in an Award Agreement, (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement

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in effect between the Company or an Affiliate of the Company and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import) or where it only applies upon the occurrence of a change in control and one has not yet taken place): (A) any material breach by Participant of any material written agreement between Participant and the Company; (B) any failure by Participant to comply with the Company's material written policies or rules as they may be in effect from time to time; (C) neglect or persistent unsatisfactory performance of Participant's duties; (D) Participant's repeated failure to follow reasonable and lawful instructions from the Board or Chief Executive Officer; (E) Participant's indictment for, conviction of, or plea of guilty or nolo contendre to, any felony or crime that results in, or is reasonably expected to result in, a material adverse effect on the business or reputation of the Company; (F) Participant's commission of or participation in an act of fraud against the Company; (G) Participant's intentional material damage to the Company's business, property or reputation; or (H) Participant's unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), "cause" as defined under such agreement; provided, however, that with regard to any agreement under which the definition of "cause" only applies on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. For purposes of clarity, a termination without "Cause" does not include any termination that occurs solely as a result of Participant's death or Disability. The determination as to whether a Participant's status as a Service Provider for purposes of the Plan has been terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company's ability (or that of any Parent or Subsidiary or any successor thereto, as appropriate) to terminate a Participant's employment or consulting relationship at any time, subject to Applicable Laws.

(h) "Change in Control" except as may otherwise be provided in an Award Agreement or other applicable agreement, means the occurrence of any of the following:

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(3) the Company; and

(i) "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(j) "Committee" means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 44 hereof.

(k) "Common Stock" means the common stock of the Company.

(l) "Company" means Twist Bioscience Corporation, a Delaware corporation, or any successor thereto.

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(m) "Director" means a member of the Board.

(n) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o) "Effective Date" means the ~~day immediately prior to the Registration Date~~date of the Company's 2025 Annual Meeting of Stockholders.

(p) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

(q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(r) "Exchange Program" means a program under which outstanding Awards are amended to provide for a lower exercise price or surrendered or cancelled in exchange for (i) Awards with a lower exercise price, (ii) a different type of Award or awards under a different equity incentive plan, (iii) cash, or (iv) a combination of (i), (ii) and/or (iii). Notwithstanding the preceding, the term Exchange Program does not include (i) any action described in Section ~~13~~14 or any action taken in connection with a Change in Control transaction nor (ii) any transfer or other disposition permitted under Section ~~12~~13. For the purpose of clarity, each of the actions described in the prior sentence, none of which constitute an Exchange Program, may be undertaken (or authorized) by the Administrator in its sole discretion without approval by the Company's stockholders.

(s) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

(i) ~~i.~~ If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in such source as the Administrator deems reliable;

(ii) ~~ii. (ii)~~ If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in such source as the Administrator deems reliable; or

~~iii. (iii) For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock; or~~

(iii) ~~iv. (iv)~~ In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator in compliance with

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~~applicable laws~~Applicable Laws and regulations and in a manner that complies with Sections 409A of the Code.

(t) "Fiscal Year" means the fiscal year of the Company.

(u) "Incentive Stock Option" means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v) "Independent Contractor" means any person, including an advisor, consultant or agent, engaged by the Company or a Parent or Subsidiary to render services to such entity or who renders, or has rendered, services to the Company, or any Parent, Subsidiary or affiliate and is compensated for such services.

(w) "Inside Director" means a Director who is an Employee.

(x) "Nonstatutory Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(y) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z) "Option" means a stock option granted pursuant to the Plan.

(aa) "Outside Director" means a Director who is not an Employee.

(bb) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(cc) "Participant" means the holder of an outstanding Award.

(dd) "Performance Goal" means a formula or standard determined by the Committee with respect to each Performance Period based on one or more of the following criteria and any adjustment(s) thereto established by the Committee: (1) sales or non-sales revenue; (2) return on revenues; (3) operating income; (4) income or earnings including operating income; (5) income or earnings before or after taxes, interest, depreciation and/or amortization; (6) income or earnings from continuing operations; (7) net income; (8) pre-tax income or after-tax income; (9) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (10) raising of financing or fundraising; (11) project financing; (12) revenue backlog; (13) gross margin; (14) operating margin or profit margin; (15) capital expenditures, cost targets, reductions and savings and expense management; (16) return on assets (gross or net), return on investment, return on capital, or return on stockholder equity; (17) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (18) performance warranty and/or guarantee claims; (19) stock price or total stockholder return; (20)

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earnings or book value per share (basic or diluted); (21) economic value created; (22) pre-tax profit or after-tax profit; (23) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, completion of strategic agreements such as licenses, joint ventures, acquisitions, and the like, geographic business expansion, objective customer satisfaction or information technology goals, intellectual property asset metrics; (24) objective goals relating to divestitures, joint ventures, mergers, acquisitions and similar transactions; (25) objective goals relating to staff management, results from staff attitude and/or opinion surveys, staff satisfaction scores, staff safety, staff accident and/or injury rates, compliance, headcount, performance management, completion of critical staff training initiatives; (26) objective goals relating to projects, including project completion, timing and/or achievement of milestones, project budget, technical progress against work plans; and (27) enterprise resource planning. Awards issued to Participants may take into account other criteria (including subjective criteria). Performance Goals may differ from Participant to Participant, Performance Period to Performance Period and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, any increase (or decrease) over the passage of time and/or any measurement against other companies or financial or business or stock index metrics particular to the Company), (iii) on a per share and/or share per capita basis, (iv) against the performance of the Company as a whole or against any affiliate(s), or a particular segment(s), a business unit(s) or a product(s) of the Company or individual project company, (v) on a pre-tax or after-tax basis, and/or (vi) using an actual foreign exchange rate or on a foreign exchange neutral basis.

(ee) "Performance Period" means the time period during which the Performance Goals or other vesting provisions must be satisfied for Performance Shares or Performance Units.

(ff) "Performance Share" means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section ~~10~~10.

(gg) "Performance Unit" means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section ~~10~~10.

(hh) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ii) ~~(ii)~~ "Plan" means this 2018 Equity Incentive Plan, as amended and restated.

(jj) "Registration Date" means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company's securities.

(kk) "Restricted Stock" means Shares issued pursuant to a Restricted Stock award under Section ~~7~~7 of the Plan.

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(ll) "Restricted Stock Unit" means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 88. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(mm) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(nn) "Section 16(b)" means Section 16(b) of the Exchange Act.

(oo) "Service Provider" means an Employee, Director or Independent Contractor.

(pp) "Share" means a share of the Common Stock, as adjusted in accordance with Section 1314 of the Plan.

(qq) "Stock Appreciation Right" means an Award, granted alone or in connection with an Option, that pursuant to Section 99 is designated as a Stock Appreciation Right.

(rr) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(ss) "Tax-Related Items" means income tax, social insurance or other social contributions, national insurance, social security, payroll tax, fringe benefits tax, payment on account or other tax-relatedtax-related items.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 1314 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 5,856,505[ ] Shares, which number is the sum of (i) 2,494,700[ ] new Shares plus (ii) any Shares that, as of the Effective Date, have been reserved but not issued pursuant to any awards granted under the Company's 2013 Stock2018 Equity Incentive Plan (the "Existing Plan") and are not subject to any awards granted thereunder in an amount not to exceed 928,974[ ] Shares, and (iii) any Shares subject to awards under the Existing Plan that otherwise would have been returned to the Existing Plan on or after the Effective Date on account of the expiration, cancellation, forfeiture or repurchase of awards granted thereunder in an amount not to exceed 2,432,831[ ] Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. Notwithstanding the foregoing, subject to the provisions of Section 1314 below, in no event shall the maximum aggregate number of Shares that may be issued under the Plan pursuant to Incentive Stock Options exceed the number set forth in this Section 3(a) plus, to the extent allowable under Section 422 of the Code and the regulations promulgated thereunder, any Shares that again become available for issuance pursuant to SectionsSection 3(b) and 3(c).

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4. Administration of the Plan.

(a) Procedure.

(i) ~~i.~~ Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) ~~ii.~~ Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) ~~iii.~~ Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion:

(i) ~~i.~~ to determine the Fair Market Value in accordance with Section 2(c);

(ii) ~~ii.~~ to select the Service Providers to whom Awards may be granted hereunder;

(iii) ~~iii.~~ to determine the number of Shares to be covered by each Award granted hereunder;

(iv) ~~iv.~~ to approve forms of Award Agreements for use under the Plan;

(v) ~~v.~~ to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder; such terms and conditions include, but are not limited

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to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) ~~vi.~~ to institute and determine the terms and conditions of an Exchange Program; provided however, that the Committee shall not implement an Exchange Program without the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any annual or special meeting of Company's stockholders;

(vii) ~~vii.~~ to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) ~~viii.~~ to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations established for the purpose of satisfying applicable non-U.S. laws, for qualifying for favorable tax treatment under applicable non-U.S. laws or facilitating compliance with non-U.S. laws (sub-plans may be created for any of these purposes);

(ix) ~~ix.~~ to modify or amend each Award (subject to Section ~~20~~21 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards, to accelerate vesting and to extend the maximum term of an Option (subject to Section ~~6(b)~~6(b) of the Plan regarding Incentive Stock Options);

(x) ~~x.~~ to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section ~~14~~15 of the Plan;

(xi) ~~xi.~~ to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) ~~xii.~~ to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xiii) ~~xiii.~~ to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

(d) Delegation by the Committee. To the extent permitted by Applicable Law, the Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company.

5. Award Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

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6. Stock Options.

(a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section ~~6(a)~~6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted. With respect to the Committee's authority in Section ~~4(b)(ix)~~4(b)(ix), if, at the time of any such extension, the exercise price per Share of the Option is less than the Fair Market Value of a Share, the extension shall, unless otherwise determined by the Committee, be limited to the earlier of (1) the maximum term of the Option as set by its original terms, or (2) ten (10) years from the grant date. Unless otherwise determined by the Committee, any extension of the term of an Option pursuant to this Section ~~4(b)(ix)~~4(b)(ix) shall comply with Code Section 409A to the extent necessary to avoid taxation thereunder.

(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) ~~i.~~ Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

~~(A)~~ (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

~~(B)~~ (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

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(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) ~~ii.~~ Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) ~~iii.~~ Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration for both types of Options may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(d) Exercise of Option.

(i) ~~i.~~ Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with full payment of any applicable taxes or other amounts required to be withheld or deducted with respect to the Option). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section ~~13~~14 of the Plan.

(ii) ~~ii.~~ Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's termination as the result of the

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Participant's death, Disability or Cause, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) ~~iii.~~ Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) ~~iv.~~ Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v) ~~v.~~ Termination for Cause. If a Participant ceases to be a Service Provider as a result of being terminated for Cause, any outstanding Option (including any vested portion thereof) held by such Participant shall immediately terminate in its entirety upon the Participant being first notified of his or her termination for Cause and the Participant will be prohibited from exercising his or her Option from and after the date of such termination. All the Participant's rights under any Option, including the right to exercise the Option, may be suspended pending an investigation of whether Participant will be terminated for Cause.

7. Restricted Stock.

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(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section ~~7~~7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section ~~7~~7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

~~(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions, including, without limitation, restrictions on transferability and forfeitability, as the Shares of Restricted Stock with respect to which they were paid.~~

(g) ~~(h)~~ Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be cancelled and returned as unissued shares to the Company and again will become available for grant under the Plan.

8. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions (if any) related to the grant, including the number of Restricted Stock Units.

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(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis (including the passage of time) determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

~~(d) Dividend Equivalents. The Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of Restricted Stock Units that may be settled in cash, in Shares of equivalent value, or in some combination thereof.~~

(d) ~~(e)~~ Form and Timing of Payment. Payment of earned Restricted Stock Units will be made upon the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) ~~(f)~~ Cancellation. On the date set forth in the Award Agreement, all Shares underlying any unvested, unlapsed unearned Restricted Stock Units will be forfeited to the Company for future issuance.

9. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c) Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section ~~6(b)~~6(b)

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relating to the maximum term and Section ~~6(d)~~6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) ~~i.~~ The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) ~~ii.~~ The number of Shares with respect to which the Stock Appreciation Right is exercised.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Goals and Other Terms. The Administrator will set Performance Goals or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Without limiting the foregoing, the Committee shall adjust any Performance Goals or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any Performance Goals or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made upon the time set forth in the applicable Award Agreement.

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The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

12. ~~11.~~ Leaves of Absence/Transfer Between Locations. The Administrator shall have the discretion to determine at any time whether and to what extent the vesting of Awards shall be suspended during any leave of absence; provided, however, that in the absence of such determination, vesting of Awards shall continue during any paid leave and shall be suspended during any unpaid leave (unless otherwise required by Applicable Laws). A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Participant's employer or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. If an Employee is holding an Incentive Stock Option and such leave exceeds three (3) months then, for purposes of Incentive Stock Option status only, such Employee's service as an Employee shall be deemed terminated on the first (1st) day following such three (3) month period and the Incentive Stock Option shall thereafter automatically treated for tax purposes as a Nonstatutory Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy.

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~~(d) Change in Control. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the~~Unless otherwise set forth in an Award Agreement ~~for such Award or as may be provided~~, in any other written agreement between the Company or any Affiliate and the Participant, ~~but in the absence of such provision, no such acceleration will occur.~~or in any director compensation policy of the Company, in the event of a Change in Control:

iii. For purposes of this Section 14(d), an Award shall be considered assumed or substituted for if, following the Change in Control, the Award is of comparable value and remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock of the acquiring entity or in the case of an amalgamation, the amalgamated company or its parent.

iv. Notwithstanding the foregoing, if any Award is subject to Section 409A of the Code, this Section 14(d) shall be applicable only to the extent specifically provided in the Award Agreement and as permitted pursuant to Section 15(c).

15. ~~14.~~ Tax.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or prior to any time the Award or Shares are subject to taxation or other Tax-Related Items, the Company and/or the Participant's employer will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any Tax-Related Items or other items that are required to be withheld or deducted or otherwise applicable with respect to such Award.

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such withholding or deduction obligations or any other Tax-Related Items, in whole or in part by

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(without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares, or (c) delivering to the Company already-owned Shares; provided that, unless specifically permitted by the Company, any proceeds derived from a cashless exercise must be an approved broker-assisted cashless exercise or the cash or Shares withheld or delivered must be limited to avoid financial accounting charges under applicable accounting guidance or Shares must have been previously held for the minimum duration required to avoid financial accounting charges under applicable accounting guidance. Except as otherwise determined by the Administrator, the Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the amounts are required to be withheld or deducted.

(c) Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A (or an exemption therefrom) and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A (or an exemption therefrom), such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Company be responsible for or reimburse a Participant for any taxes or other penalties incurred as a result of applicable of Code Section 409A.

16. ~~15.~~ No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company or any Subsidiary or Affiliate, nor will they interfere in any way with the Participant's right or the Company's or any Subsidiary or Affiliate's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17. ~~16.~~ Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18. ~~17.~~ Corporate Records Control. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

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20. ~~19.~~ Term of Plan. The Existing Plan originally became effective as of the day immediately prior to the Registration Date. Subject to Section ~~23~~24 of the Plan, the Plan will become effective as of the Effective Date. The Plan will ~~continue in effect for a term of ten (10) years measured from the earlier of the date the Board approves the this Plan or the approval of this Plan by the Company's stockholders~~terminate on September 26, 2028, unless terminated earlier under Section ~~20~~21 of the Plan.

21. ~~20.~~ Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

22. ~~21.~~ Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise or vesting (as applicable) of an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

23. ~~22.~~ Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

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24. 23. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

25. 24. Governing Law. The Plan and all Awards hereunder shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

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ANNEX B

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
TWIST BIOSCIENCE CORPORATION

The undersigned, Emily M. Leproust, Ph.D., hereby certifies that:

1.She is the duly elected and acting Chief Executive Officer of Twist Bioscience Corporation, a Delaware corporation (the “Corporation”).

2.     The name of the Corporation is Twist Bioscience Corporation. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 4, 2013. The Certificate of Incorporation was most recently amended and restated pursuant to an Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on November 2, 2018 (the “Amended and Restated Certificate of Incorporation”).

3.     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment (“Certificate of Amendment”) amends and restates Section 4.1 of Article IV of the Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 210,000,000 shares, consisting of 200,000,000 shares of Common Stock, par value $0.00001 per share (the “Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.00001 per share (the “Preferred Stock”).”

4.     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment amends and restates Section 7.1 of Article VII of the Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“7.1 Limitation of Personal Liability. To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.”

5.     This Certificate of Amendment was duly adopted by the Board of Directors of the Corporation and by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this ____ day of __________, 2025.

TWIST BIOSCIENCE CORPORATION

By:	______________________________
Emily M. Leproust, Ph.D.
Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

TWIST BIOSCIENCE CORPORATION
681 GATEWAY BOULEVARD
SOUTH SAN FRANCISCO, CA 94080

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on February 4, 2025 for shares held directly and by 11:59 p.m. Eastern Time on February 3, 2025 for shares held in the Company's 401(k) plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/TWST2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on February 4, 2025 for shares held directly and by 11:59 p.m. Eastern Time on February 3, 2025 for shares held in the Company's 401(k) plan. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V60597-P22879

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**TWIST BIOSCIENCE CORPORATION**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Class I Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees:**

01) Nelson Chan
02) Robert Ragusa
03) Melissa Starovasnik

**The Board of Directors recommends you vote FOR the following proposals:**

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

Please date and sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|